UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
                  Investment Company Act file number 811-06602




                       THE PREFERRED GROUP OF MUTUAL FUNDS
               (Exact Name of Registrant as Specified in Charter)

                       411 Hamilton Boulevard, Suite 1200
                                Peoria, IL 61602
               (Address of Principal Executive Offices) (Zip Code)

                     Name and Address of Agent for Service:

                               David L. Bomberger
                       THE PREFERRED GROUP OF MUTUAL FUNDS
                       411 Hamilton Boulevard, Suite 1200
                                Peoria, IL 61602

                                    Copy to:
                              J.B. Kittredge, Esq.
                                Ropes & Gray LLP
                             One International Place
                              Boston, MA 02110-2624

       Registrant's telephone number, including area code: (309) 675-4999

                       Date of fiscal year end: June 30th

                     Date of reporting period: June 30, 2004

Item 1.  Reports to Stockholders



The Preferred Group got its start in 1992. That's when Caterpillar Inc., the world's largest construction equipment manufacturer, took what it had learned about investing--especially about managing the managers of its sizeable pension and benefits funds--and created a family of mutual funds its employees could invest in through the company's 401(k) plan.

Preferred Group funds are subadvised by some of the most experienced names in institutional portfolio management today--including companies that manage billions in pension dollars for leading Fortune 500 companies. Our subadvisers are chosen on the strength of their investment specialties and regularly evaluated for adherence to their investment processes as well as performance.

The result? Funds that stick to their investment objectives, which can help you create a well-diversified portfolio.

And when it comes to investing for the future, diversification is a great place to start.

                                  Annual Report
                                  June 30, 2004

                            [LOGO] PREFERRED GROUP(R)

                               THE PREFERRED GROUP
                                 OF MUTUAL FUNDS

                       411 Hamilton Boulevard, Suite 1200
                          Peoria, Illinois 61602-3106

                             www.PreferredGroup.com

Table of Contents

 1       Performance Data

 2       Our Message to You

 4       Funds & Investment Objectives

 5       Performance Information & Benchmarks

 6       Investment Reviews

26       Statements of Assets & Liabilities

28       Statements of Operations

30       Statements of Changes in Net Assets

34       Financial Highlights

38       Schedules of Investments

66       Notes to Financial Statements

75       Report of Independent Registered Public Accounting Firm

76       Officers and Trustees

Performance Data                                              Year Ended 6/30/04

-------------------------------------------------------------------------------------------------------------------------
                                                                                                Capital
                               Beginning       Ending                  7-Day        30-Day      Income          Gains
                                  NAV           NAV        Total      Current      Current     Dividends    Distributions
Preferred Fund                (per share)   (per share)   Return*      Yield        Yield     (per share)    (per share)
-------------------------------------------------------------------------------------------------------------------------
International Growth            $ 6.39        $ 7.64       19.56%         --           --           --              --

International Value              11.20         14.99       35.14+         --           --       $ 0.13              --

Small Cap Growth                  6.49          8.76       34.98          --           --           --              --

Mid Cap Growth                    7.85          9.95       26.75          --           --           --              --

Large Cap Growth                  9.60         11.45       19.35          --           --         0.01              --

Value                            15.91         16.43       18.74          --           --         0.20          $ 2.14

Asset Allocation                 11.27         12.69       13.61          --           --         0.11              --

Fixed Income                     10.98         10.71        1.99          --         3.16%        0.33            0.16

S.T. Government Securities       10.15          9.80       (0.50)         --         1.85         0.24            0.06

Money Market++                    1.00          1.00        0.62        0.62%        0.64         0.01              --

-------------------------------------------------------------------------------------------------------------------------

       * Total return includes reinvestment of dividends and capital gains distributions.

       + The fund's performance would have been lower if a portion of the management fee (0.25%) had not been waived during the year.

      ++ An investment in the Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund. The 7-day and 30-day current yield are the two most common gauges for measuring money market mutual fund performance. Yield more closely reflects current performance than total return.

Investors are advised to carefully consider the investment objectives, risks, and charges and expenses of The Preferred Group of Mutual Funds ("the Preferred Group") before investing. The Preferred Group's prospectus contains this and other information about the investment company. Please read the prospectus carefully before you invest or send money. The performance data quoted in this annual report represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For more complete information about the Preferred Group, including fees and expenses, as well as more current performance data to most recent month-end, please call 1-800-662-4769 or visit www.PreferredGroup.com.

                                                          www.PreferredGroup.com

2


The Preferred Group of Mutual Funds  Our Message To You  June 30, 2004

David L. Bomberger, CFA
President
Caterpillar Investment Management Ltd.

Dear Fellow Preferred Group Shareholders,

I am pleased to present you with the Preferred Group's annual report for the 12 months ended June 30, 2004. This report provides detailed information on your funds, including fund holdings, financial and performance data, and commentary from each of the subadvisers.

Economic Commentary

After the dot-com/telecom implosion of early 2000 and the bear market that followed, consumers were the power behind the U.S. economy. Perhaps that's not surprising, considering that roughly two-thirds of gross domestic product (GDP) is attributable toward consumer spending. But until our current fiscal year, consumers, followed by the federal government, directed the flow of new money coming into the economy. Capital expenditure by business was extremely low; in some cases, not even enough to meet replacement costs.

That's changed. Business profits are up and spending is on the rise. Employment numbers are brighter these days, too. Strong non-farm payrolls (reported in June for May) and an increase in average hourly earnings added up to good news for employees. The latest Institute for Supply Management manufacturing and non-manufacturing indexes also came in above analyst expectations.

At the end of June, in a much-anticipated move, the Federal Reserve--with an eye on both the growing U.S. economy and the potential for an increase in the inflation rate--raised short-term interest rates by 0.25%. Some analysts call it the beginning of the end of cheap money, while others believe the Fed has simply signaled its intention to support a neutral monetary policy--neither stimulative nor restrictive.

At the end of June, mortgage rates were half a point to a point higher than the year-earlier period. If interest rates continue to rise, the glory days of home refinancing--the source of much consumer wealth during the past several years--may be behind us.

Energy prices have been volatile during the past 12 months and there may be, as there always are, some questions about the ultimate accuracy of inflation-rate calculations. Nonetheless, it's readily apparent that inflation is not currently the ogre it was in the 1970s.

Market Commentary

So how important is the new direction of short-term interest rates? To some of us, not much. The Fed waited months before making its move, and even after raising the rate banks charge each other for overnight loans, short-term interest rates remain near historic lows. The bond market started raising rates much earlier, which, predictably, cut into mutual fund returns. But rate adjustments in response to the stronger economy have been measured--perhaps a tribute to the speed and breadth of investing knowledge today. In any case, some of the pain of higher interest rates has already been absorbed by investors.

Bond market participants spent much of the first six months of 2004 guessing the outcome of the Fed's various meetings. While bond yields changed relatively little from month to month, the market exhibited great volatility as investors reacted daily to economic and market reports and political news.

The most notable characteristic of the bond market during this period was a general flattening of the two-year to 30-year yield curve. At the end of our fiscal year, two-year Treasuries stood at 2.68%; the 10-year at 4.58%; and the 30-year bond at 5.28%. Overall, the bond market, as represented by the Lehman Brothers Aggregate Index, returned 0.32% for the 12 months ended June 30, 2004.

In stocks, the S&P 500 Index, a common measure of large-cap activity, posted a 19.11% return for the fiscal year. Mid caps, as measured by the Russell Midcap Index, came in with a 29.39% return, and small caps, as measured by the Russell 2000 Index, wrapped up the fiscal year with a 33.37% return. Domestically, value-style investing leads growth-style investing so far in 2004, with the Russell 3000 Value Index outperforming its growth counterpart by 1.27%. Overseas stocks, measured by the MSCI EAFE Index, have grown at a 32.85% rate over the past 12 months.

The saying is that a bull market climbs a wall of worry, and with the handover of sovereignty in Iraq and the possible end of cheap money--two items that had concerned investors for months--we believe the stock market has moved on to find other topics of concern. At the end of June, we believe those looking for reasons to keep money out of the market turned their focus to the close presidential election and continued violence in Iraq.

Preferred Group Highlights

During the past 12 months, the Preferred Group has announced several pieces of important news.

First, Lord, Abbett & Co. LLC ("Lord Abbett") was selected to manage that portion of the Preferred Value Fund portfolio formerly managed by MFS Institutional Advisors, Inc. ("MFS"). Lord Abbett assumed subadvisory responsibility for the portion of the fund formerly managed by MFS on April 1, 2004. Pacific Financial Research, Inc. continues to serve as subadviser to its portion of the fund pursuant to its existing subadviser agreement and will continue to manage its portion of the fund in the same manner.

Second, the Preferred Group announced its intention to close the Preferred International Value Fund to new investors on or before the close of business on December 31, 2004. After conversations with Mercator Asset Management L.P., subadviser of the fund, we determined that closing this fund was in the best interest of the fund's current shareholders. As funds grow (and this one has--by over $174 million net new money in the past 12 months), it becomes increasingly difficult for the subadviser to put additional capital into play. Rather than have this fund turn into an unresponsive monster, the Preferred Group's Board of Trustees has chosen to keep it relatively light on its feet. As long as you have assets in the fund on its closing date, you may continue, and add to, your investment in the fund.

Third, while the Preferred Group has battled outside market timers in the past, our new fair valuation model, introduced in October 2003, has made the job a lot easier. By fighting those who take advantage of market inefficiencies to jump in and out of funds, the Preferred Group continues to support the interests of long-term investors.

We appreciate your trust and support and we continue to monitor and review the progress of each of the funds.

Sincerely,


/s/ David L. Bomberger

David L. Bomberger, CFA

                                                          www.PreferredGroup.com

4


The Preferred Group of Mutual Funds  Funds & Investment Objectives
June 30, 2004

Funds & Investment Objectives

--------------------------------------------------------------------------------
International Growth Fund

Seeks its objective of long-term capital appreciation by investing primarily in common stocks of non-U.S. companies that are believed to offer the potential for capital appreciation.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
International Value Fund

Seeks its objective of long-term capital appreciation by investing primarily in equity securities traded principally on markets outside the United States.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Small Cap Growth Fund

Seeks its objective of long-term capital appreciation through investments in companies with small equity capitalizations.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Mid Cap Growth Fund

Seeks its objective of long-term capital appreciation by investing primarily in U.S. companies with medium market capitalizations believed to have strong earnings growth potential.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Large Cap Growth Fund

Seeks its objective of long-term capital appreciation by investing primarily in equity securities believed to offer the potential for capital appreciation, including stocks of companies experiencing or expected to experience above-average earnings growth.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Value Fund

Seeks its objective of capital appreciation by investing primarily in equity securities that are believed to be undervalued and offer above-average potential for capital appreciation.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Asset Allocation Fund

Seeks its objective of both capital appreciation and current income by allocating assets among stocks, bonds and high quality money market instruments.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Fixed Income Fund

Seeks its objective of maximizing total return consistent with prudent investment management and liquidity needs by investing in a diversified portfolio of debt securities.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Short-Term Government Securities Fund

Seeks its objective of high current income, consistent with preservation of capital, primarily through investment in U.S. Government securities.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Money Market Fund

Seeks its objective of the maximum current income believed to be consistent with preservation of capital and maintenance of liquidity by investing in short-term, fixed-income instruments.

--------------------------------------------------------------------------------

Performance Information

Historical performance

Historical performance can be evaluated in several ways. At the end of each fund's Investment Review section, we have provided a look at the average annual percentage change and the growth of a hypothetical $10,000 investment. A comparison of this historical data to an appropriate benchmark is also provided. These performance figures include changes in a fund's share price, plus reinvestment of any dividends (or income) and any capital gains (profits the fund earns when it sells securities that have grown in value).

Average annual total returns

Average annual total returns are hypothetical. A fund's average annual return indicates what would have happened if the fund had performed at a constant rate each year.

For your information, all average annual total returns provided by funds must be as of the most recent calendar quarter--in this case, June 30, 2004. This helps you to compare funds from different complexes on an equal basis.

$10,000 hypothetical investment

A line chart illustrates the value of a $10,000 investment during the 10 years ended June 30, 2004, or from the fund's inception date to June 30, 2004, whichever time period is shorter.

Benchmarks

What are they and what do they tell me?

Benchmarks are simply a point of reference for comparison. Mutual funds typically compare themselves to a suitable stock or bond market index to gauge their performance. An index is really a fictitious unmanaged portfolio. It does not trade or incur any expenses. In that sense, a fund must actually outperform its benchmark (gross return) by the amount of its management fees and other expenses in order for its reported performance (net of fees) to match its benchmark. Because the Preferred Group funds are managed portfolios investing in a wide range of securities, the securities owned by a fund will not match those included in the relevant benchmark. (Please refer to the Investment Review section of this report for detailed descriptions of each fund's benchmark.)

------------------------------------------------------------------------------------------
Benchmarks
------------------------------------------------------------------------------------------
Preferred International Growth Fund                  MSCI EAFE Index*
------------------------------------------------------------------------------------------
Preferred International Value Fund                   MSCI EAFE Index*
------------------------------------------------------------------------------------------
Preferred Small Cap Growth Fund                      Russell 2000 Growth Index
------------------------------------------------------------------------------------------
Preferred Mid Cap Growth Fund                        Russell Midcap Growth Index
------------------------------------------------------------------------------------------
Preferred Large Cap Growth Fund                      S&P 500 Index
                                                     Russell 1000 Growth Index
------------------------------------------------------------------------------------------
Preferred Value Fund                                 S&P 500 Index
                                                     Russell 1000 Value Index
------------------------------------------------------------------------------------------
Preferred Asset Allocation Fund                      S&P 500 Index
                                                     65/30/5 Blended Index**
------------------------------------------------------------------------------------------
Preferred Fixed Income Fund                          Lehman Brothers Aggregate Index
------------------------------------------------------------------------------------------
Preferred Short-Term Government Securities Fund      Merrill Lynch 1-3 Year Treasury Index
------------------------------------------------------------------------------------------
Preferred Money Market Fund                          Money Fund Report Average/All Taxable
------------------------------------------------------------------------------------------

* MSCI EAFE index consisting of Morgan Stanley Capital International Europe, Australia, and Far East.

** Blended index consisting of 65%-S&P 500 Index; 30%-Lehman Brothers Long-Term Treasury Index; and 5%-90-Day Treasury Bills.

                                                          www.PreferredGroup.com

6


The Preferred Group of Mutual Funds  Investment Review  June 30, 2004

David F. Marvin, CFA
Chairman, Chief Executive Officer,
Director, Portfolio Manager
and Principal
Marvin and Palmer Associates, Inc.

Last Five Years' Experience: Portfolio Manager at Marvin and Palmer Associates, Inc. David has managed the Preferred International Growth Fund since its inception on April 2, 2001.

The Preferred International Growth Fund seeks its objective of long-term capital appreciation by investing primarily in common stocks of non-U.S. companies that are believed to offer the potential for capital appreciation.

Economic Commentary

For the 12 months ended June 30, 2004, the Preferred International Growth Fund returned 19.56% versus a 32.85% return for the MSCI EAFE Index. Since its inception, the fund has declined at an average annual rate of 7.96%, versus a 3.64% positive return for the benchmark.

The global equity environment improved significantly during the fiscal year on the back of a global economic recovery driven primarily by low interest rates, growing money supply and dynamic growth in China and the rest of the Pacific Rim. Europe was the only region that saw a muted recovery. However, leadership was rational on a geographic basis, with Europe and Asia alternating each quarter as the best-performing region.

The portfolio was overweight Asia and underweight Europe for the entire fiscal year. In the first fiscal quarter, the portfolio outperformed as Asian returns exceeded European returns. Hong Kong, Singapore and emerging Asia all aided that outperformance. Japan was a marginal underweight return and while equities helped performance, currency was negatively impacted. The second quarter was the complete opposite and resulted in significant underperformance. Japan dramatically underperformed Europe and our overweight was a negative. Conversely, European stocks gained and the currency appreciated over 8%. Our underweighting in Europe was a negative in both asset allocation and currency return. The third quarter once again reversed leadership and the portfolio outperformed the benchmark. Asia and Japan outperformed Europe. The fourth quarter continued the rotation with Europe outperforming Japan, Asia ex-Japan and the Asian emerging markets. Our overweight in Asia was negative as was our underweight in Europe.

Sector leadership was also very rotational, with the economically sensitive areas performing better in the first half of the year and more defensive issues showing outperformance in the second half of the year.

In the first half of the year, our overweight in materials, technology and financials added value as the market rebounded strongly on the back of improved global economic data. Our underweighting in consumer staples, health care, energy and utilities was also positive. However, as 2004 began, sector leadership rotated into energy, health care and utilities as questions on global growth, rising energy prices and rising interest rates became the focus. The portfolio began to rotate into this new leadership by the fourth quarter as it became clear to us that this was becoming a trend. We reduced our exposure to technology and materials and added to energy, industrials and utilities. This process negatively impacted stock selection and overall performance for the quarter as the portfolio adjustment took place.

The lower-quality companies that suffered the most during the bear market rallied significantly during the recovery, as low interest rates reduced the bankruptcy risk in these firms. Another feature of the markets was the dramatic outperformance of value stocks relative to growth stocks.

These factors were instrumental in the fund's relative underperformance, since the portfolio style focuses on large-capitalization, quality-growth stocks.

                                              --Marvin & Palmer Associates, Inc.

Performance

The following information illustrates the historical performance of the Preferred International Growth Fund compared with the MSCI Europe, Australasia & Far East (MSCI EAFE) Index. The MSCI EAFE Index contains over 1,000 stocks from approximately 20 different countries with Japan, the United Kingdom, France and Germany being the most heavily weighted.

An index is a fictitious unmanaged portfolio and does not trade or incur any expenses. An investment fund must outperform its benchmark by the amount of its management fees and other expenses for its reported performance to match its benchmark.

The table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Preferred International Growth Fund's inception date was April 2, 2001. This report will provide five- and ten-year performance history in the future as the fund matures. There are special risk considerations associated with foreign investing, including political and currency risks. (See "Foreign Risk" and "Risk Factors of Foreign Investments" in the current prospectus.)

Investors are advised to carefully consider the investment objectives, risks, and charges and expenses of The Preferred Group of Mutual Funds ("the Preferred Group") before investing. The Preferred Group's prospectus contains this and other information about the investment company. Please read the prospectus carefully before you invest or send money. The performance data quoted below represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For more complete information about the Preferred Group, including fees and expenses, as well as more current performance data to the most recent month-end or a copy of the Preferred Group's prospectus, please call 1-800-662-4769 or visit www.PreferredGroup.com.

--------------------------------------------------------------------------------
Average Annual Total Return for periods ended June 30, 2004
--------------------------------------------------------------------------------

                                           PAST         PAST        PAST       SINCE
                                          1 YEAR       5 YEARS    10 YEARS   INCEPTION*
---------------------------------------------------------------------------------------
Preferred International Growth Fund       19.56%         N/A         N/A       -7.96%
---------------------------------------------------------------------------------------
MSCI EAFE Index                           32.85%         N/A         N/A        3.64%
---------------------------------------------------------------------------------------

*     April 2, 2001

--------------------------------------------------------------------------------
A $10,000 Investment Since Inception
--------------------------------------------------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED AS A LINE GRAPH IN THE PRINTED MATERIAL.]

                                       Preferred International
                                             Growth Fund         MSCI EAFE Index
4/2/01                                          10000                 10000
6/30/01                                          9700                  9913
12/31/01                                         8340                  9126
6/30/02                                          7880                  9000
12/31/02                                         6280                  7697
6/30/03                                          6390                  8455
12/31/03                                         7630                 10712
6/30/04                                          7640                 11232

8


The Preferred Group of Mutual Funds  Investment Review  June 30, 2004

Peter F. Spano, CFA
President: PXS Corp.,
General Partner
Mercator Asset Management, L.P.

Last Five Years' Experience: Portfolio Manager at Mercator. Pete has managed the Preferred International Value Fund since its inception on July 1, 1992.

James E. Chaney
President: JXC Corp.,
General Partner
Mercator Asset Management, L.P.

Last Five Years' Experience: Portfolio Manager at Mercator since 2000. Prior to joining Mercator, Jim was a portfolio manager at Hansberger Global Investors and Templeton Investment Counsel.

The Preferred International Value Fund seeks its objective of long-term capital appreciation by investing primarily in equity securities traded principally on markets outside the United States.

Economic Commentary

For the 12 months ended June 30, 2004, the Preferred International Value Fund returned 35.14% versus a 32.85% return for the MSCI EAFE Index. Over the past 10 years, the fund has grown at an average annual rate of 8.59%, versus a 4.38% return for the benchmark.

Equity markets had a very robust year, and may now stay in a trading range over the near term as investors look for more clarity in the latter part of 2004. This should not be surprising, given the length and magnitude of the rally over the last year.

Our Japanese stocks provided the best returns, with Sumitomo Trust and Banking, Sompo Japan Insurance and Hitachi Ltd. showing strong gains. Rounding out the top five performers were Portugal Telecom (Portugal) and Metro (Germany). Currencies also contributed positive returns with the Japanese yen the strongest at +10%. Stocks that detracted from performance were Electrolux (Sweden), Carrefour (France) and Korea Electric Power (South Korea). In the bottom five were Royal Bank of Scotland (U.K.) and Abitibi-Consolidated (Canada).

Portfolio turnover was higher than last year because we eliminated 15 stocks we felt were overvalued, including Samsung Electronics (South Korea), Carnival (U.K.) and Continental (Germany), all of which were strong performers. We also sold stocks that we believe had deteriorating fundamentals and had performed poorly: DaimlerChrysler (Germany), Rolls Royce (U.K.) and Imperial Chemical Industries (U.K.). We added 14 new names, including Siemens (Germany), AXA (France), Repsol (Spain), GlaxoSmithKline (U.K.) and Kyocera (Japan), all large, high-quality companies we felt were undervalued, with very attractive long-term fundamentals. We also increased our positions in a number of existing holdings.

We believe the potential for superior earnings growth makes international stocks look particularly attractive relative to the U.S. Unlike their American counterparts, which are operating at peak levels of profitability, European and Japanese companies are significantly below prior peaks. This indicates that earnings growth for many foreign stocks could be greater than in the U.S., and valuations in many cases are also more supportive.

                                               --Mercator Asset Management, L.P.

Performance

The following information illustrates the historical performance of the Preferred International Value Fund compared with the MSCI Europe, Australasia & Far East (MSCI EAFE) Index. The MSCI EAFE Index contains over 1,000 stocks from approximately 20 different countries with Japan, the United Kingdom, France and Germany being the most heavily weighted.

An index is a fictitious unmanaged portfolio and does not trade or incur any expenses. An investment fund must outperform its benchmark by the amount of its management fees and other expenses for its reported performance to match its benchmark.

The table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Preferred International Value Fund's inception date was July 1, 1992.

There are special risk considerations associated with foreign investing, including political and currency risks. (See "Foreign Risk" and "Risk Factors of Foreign Investments" in the current prospectus.)

From time to time the fund may invest in a limited number of issuers; therefore, it may be subject to greater risk than other mutual funds having a greater number of holdings.

Investors are advised to carefully consider the investment objectives, risks, and charges and expenses of The Preferred Group of Mutual Funds ("the Preferred Group") before investing. The Preferred Group's prospectus contains this and other information about the investment company. Please read the prospectus carefully before you invest or send money. The performance data quoted below represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For more complete information about the Preferred Group, including fees and expenses, as well as more current performance data to the most recent month-end or a copy of the Preferred Group's prospectus, please call 1-800-662-4769 or visit www.PreferredGroup.com.

--------------------------------------------------------------------------------
Average Annual Total Return for periods ended June 30, 2004
--------------------------------------------------------------------------------

                                                  PAST         PAST       PAST
                                                 1 YEAR      5 YEARS    10 YEARS

--------------------------------------------------------------------------------
Preferred International Value Fund*              35.14%       5.94%       8.59%
--------------------------------------------------------------------------------
MSCI EAFE Index                                  32.85%       0.40%       4.38%
--------------------------------------------------------------------------------

* The fund's performance would have been lower if a portion of the management fee (0.25%) had not been waived during the year.

--------------------------------------------------------------------------------
A $10,000 Investment (Past 10 Years)
--------------------------------------------------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED AS A LINE GRAPH IN THE PRINTED MATERIAL.]

                                    Preferred International
                                           Value Fund            MSCI EAFE Index
7/1/94                                         10000                   10000
12/31/94                                     10094.9                 9920.52
6/30/95                                      10670.1                 10194.5
12/31/95                                     11097.4                 11067.2
6/30/96                                      12131.8                   11583
12/31/96                                     12999.2                 11768.7
6/30/97                                      14861.5                 13105.6
12/31/97                                     13880.4                   12011
6/30/98                                        15928                 13942.2
12/31/98                                     15351.6                 14452.9
6/30/99                                      17076.7                 15046.3
12/31/99                                     20395.8                 18399.5
6/30/00                                      19491.7                 17673.2
12/31/00                                     19434.9                 15832.8
6/30/01                                      18418.3                   13552
12/31/01                                     16948.1                   12475
6/30/02                                      18279.4                   12303
12/31/02                                     15658.3                 10522.2
6/30/03                                      16862.8                 11558.4
12/31/03                                     21771.7                 14643.5
6/30/04                                        22791                   15356

10


The Preferred Group of Mutual Funds  Investment Review  June 30, 2004

William C. McVail, CFA
(leads an investment committee)
Senior Equity Portfolio Manager
Turner Investment Partners, Inc.

Last Five Years' Experience: Portfolio Manager at Turner. Bill has managed the Preferred Small Cap Growth Fund since January 2000.

The Preferred Small Cap Growth Fund seeks its objective of long-term capital appreciation through investments in companies with small equity capitalizations.

Economic Commentary

For the 12 months ended June 30, 2004, the Preferred Small Cap Growth Fund returned 34.98% versus a 31.55% return for the Russell 2000 Growth Index. Since its inception, the fund has grown at an average annual rate of 0.65%, versus a 4.71% return for the benchmark.

The market for small-cap stocks set a torrid pace in the first half of the period, rising 24.48%, but then cooled considerably over the next six months, climbing 4.08%. In all, however, it was an exceptionally robust bull market for small stocks, with all 10 market sectors of the Russell 2000 Growth Index generating double-digit gains.

Our investment process led us to generally emphasize semiconductor, semiconductor-capital-equipment, Internet, brokerage, investment-management, credit-card and telecommunications-equipment stocks, which were in industries and sectors in which earnings expectations were high and which performed relatively well. Conversely, for the same reason, we avoided pharmaceutical and insurance stocks, which lagged.

Our health care holdings contributed the most to the fund's results, gaining 61%, compared with a 36% rise for the Russell 2000 Growth Index health care sector. Detracting most from results was a position in materials/processing stocks, which rose 15%, versus a 35% gain by the index's sector.

In terms of absolute returns, our weighting in energy holdings--powered by oil-services stocks--produced the highest total return, 100%. Our utilities/communications position, recorded the smallest gain, 11%.

We believe the forecast for the stock market remains favorable in 2004, based on our conviction that earnings are likely to continue to exceed expectations. To capture any future market gains, we believe stock selection will be paramount and will seek to pick the stocks we believe have the strongest prospective earnings power. Stocks we believe offer especially good return potential now (and that we are emphasizing in the fund) include staffing-services firms, security-software providers, makers of biotechnology products, semiconductors and broadband-communications systems, health-maintenance organizations, insurers and firms in cyclical industries such as metals and industrial products that tend to perform well when the economic cycle is maturing.

Also, in an effort to mute downside risk, we are selling stocks of companies that fail to exceed Wall Street's earnings expectations, that don't rank highly in our quantitative model and that demonstrate weak technical patterns.

                                              --Turner Investment Partners, Inc.

Performance

The following information illustrates the historical performance of the Preferred Small Cap Growth Fund compared with the Russell 2000 Growth Index. The Russell 2000 Growth Index measures the performance of those Russell 2000 companies included in the Russell 2000 Index (the 2,000 smallest of the 3,000 largest U.S-domiciled corporations, ranked by market capitalization) with higher price-to-book ratios and higher forecasted growth values.

An index is a fictitious unmanaged portfolio and does not trade or incur any expenses. An investment fund must outperform its benchmark by the amount of its management fees and other expenses for its reported performance to match its benchmark.

The table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Preferred Small Cap Growth Fund's inception date was November 1, 1995. The report will provide ten-year performance history in the future as the fund matures.

Securities of small-capitalization companies often trade less frequently and in more limited volume, and may be subject to greater volatility than securities of larger, more established companies.

Investors are advised to carefully consider the investment objectives, risks, and charges and expenses of The Preferred Group of Mutual Funds ("the Preferred Group") before investing. The Preferred Group's prospectus contains this and other information about the investment company. Please read the prospectus carefully before you invest or send money. The performance data quoted below represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For more complete information about the Preferred Group, including fees and expenses, as well as more current performance data to the most recent month-end or a copy of the Preferred Group's prospectus, please call 1-800-662-4769 or visit www.PreferredGroup.com.

--------------------------------------------------------------------------------
Average Annual Total Return for periods ended June 30, 2004
--------------------------------------------------------------------------------

                                           PAST        PAST         PAST        SINCE
                                          1 YEAR      5 YEARS     10 YEARS    INCEPTION*
----------------------------------------------------------------------------------------
Preferred Small Cap Growth Fund           34.98%      -6.14%         N/A        0.65%+
----------------------------------------------------------------------------------------
Russell 2000 Growth Index                 31.55%      -0.45%         N/A        4.71%
----------------------------------------------------------------------------------------

*     November 1, 1995

+ Total return would have been lower if a portion of the management fee (0.35%) had not been waived for the time period November 1, 1995 through October 31, 1996.

--------------------------------------------------------------------------------
A $10,000 Investment Since Inception
--------------------------------------------------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED AS A LINE GRAPH IN THE PRINTED MATERIAL.]

                                              Preferred Small       Russell 2000
                                              Cap Growth Fund       Growth Index
11/1/95                                             10000                10000
12/31/95                                            10506              10672.8
6/30/96                                             11267              11945.7
12/31/96                                            12653                11875
6/30/97                                             14534              12494.7
12/31/97                                            16629              13411.4
6/30/98                                             17942              14142.9
12/31/98                                          15834.6              13576.1
6/30/99                                           14521.1              15316.3
12/31/99                                          14156.3              19426.3
6/30/00                                             15278              19664.7
12/31/00                                          11776.8                15068
6/30/01                                           10290.8              15073.7
12/31/01                                          9433.23              13678.1
6/30/02                                           7512.76              11305.2
12/31/02                                          6341.16              9538.12
6/30/03                                           7838.89              11380.9
12/31/03                                          10084.6              14167.3
6/30/04                                             10580                14901

12


The Preferred Group of Mutual Funds  Investment Review  June 30, 2004

Christopher K. McHugh
(leads an investment committee)
Senior Portfolio Manager,
Security Analyst
Turner Investment Partners, Inc.

Last Five Years' Experience: Portfolio Manager at Turner Investment Partners, Inc. Christopher has managed the Preferred Mid Cap Growth Fund since its inception on April 2, 2001.

The Preferred Mid Cap Growth Fund seeks its objective of long-term capital appreciation by investing primarily in U.S. companies with medium market capitalizations believed to have strong earnings growth potential.

Economic Commentary

For the 12 months ended June 30, 2004, the Preferred Mid Cap Growth Fund returned 26.75% versus a 27.33% return for the Russell Midcap Growth Index. Since its inception, the fund has grown at an average annual rate of 2.48%, versus a 4.94% return for the benchmark.

The market for mid-cap stocks set a torrid pace in the first half of the period, rising 20.19%, but then cooled considerably over the next six months, climbing 5.94%. For the entire period, all 10 market sectors of the Russell Midcap Growth Index generated double-digit gains, ranging from the materials/processing sector's 35% to the financial services sector's 18% gain.

Our investment process led us to generally emphasize semiconductor, semiconductor-capital-equipment, Internet, brokerage, investment-management, credit-card and telecommunications-equipment stocks, which were in industries and sectors in which earnings expectations were high and which performed relatively well. Conversely, for the same reason, we avoided pharmaceutical and insurance stocks, which lagged.

Seven of the fund's 10 sector positions outperformed their corresponding index sectors. Providing the most extra return were holdings in the health care and technology sectors, which amounted to a 40% weighting. Our health care holdings contributed the most to the fund's results, gaining 35%, compared with a 31% gain for the benchmark's health care sector.

These results weren't sufficient to overcome subpar returns in two other sectors, which largely accounted for the fund's underperformance. Our weighting in autos/transportation stocks diminished results the most with a return of 21%, versus a 30% gain by the index's sector. Also, failing to add value was a position in materials/processing stocks, which gained 27% but lagged the index sector by seven percentage points.

In terms of absolute returns, our weighting in financial services holdings--powered by brokerage and investment-management stocks--produced the highest total return, 53%. Our utilities/communications position, recorded the smallest gain, 5%.

                                              --Turner Investment Partners, Inc.

Performance

The following information illustrates the historical performance of the Preferred Mid Cap Growth Fund compared with the Russell Midcap Growth Index. The Russell Midcap Growth Index measures the performance of those companies with higher price-to-book ratios and higher forecasted growth values that are also included in the Russell Midcap Index (i.e., the 800 smallest companies out of the 1,000 largest U.S. companies).

An index is a fictitious unmanaged portfolio and does not trade or incur any expenses. An investment fund must outperform its benchmark by the amount of its management fees and other expenses for its reported performance to match its benchmark.

The table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Preferred Mid Cap Growth Fund's inception date was April 2, 2001. This report will provide five- and ten-year performance history in the future as the fund matures.

The share price of a fund investing in stocks of companies with small or mid-size market capitalizations may be more volatile than that of a fund investing in stocks of larger, more established companies.

Investors are advised to carefully consider the investment objectives, risks, and charges and expenses of The Preferred Group of Mutual Funds ("the Preferred Group") before investing. The Preferred Group's prospectus contains this and other information about the investment company. Please read the prospectus carefully before you invest or send money. The performance data quoted below represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For more complete information about the Preferred Group, including fees and expenses, as well as more current performance data to the most recent month-end or a copy of the Preferred Group's prospectus, please call 1-800-662-4769 or visit www.PreferredGroup.com.

--------------------------------------------------------------------------------
Average Annual Total Return for periods ended June 30, 2004
--------------------------------------------------------------------------------

                                      PAST        PAST       PAST       SINCE
                                     1 YEAR      5 YEARS   10 YEARS   INCEPTION*

--------------------------------------------------------------------------------
Preferred Mid Cap Growth Fund        26.75%        N/A        N/A       2.48%
--------------------------------------------------------------------------------
Russell Midcap Growth Index          27.33%        N/A        N/A       4.94%
--------------------------------------------------------------------------------

*     April 2, 2001

--------------------------------------------------------------------------------
A $10,000 Investment Since Inception
--------------------------------------------------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED AS A LINE GRAPH IN THE PRINTED MATERIAL.]

                                           Preferred Mid Cap      Russell Midcap
                                              Growth Fund          Growth Index
4/2/01                                            10000                10000
6/30/01                                           12420              11618.4
12/31/01                                        10663.6              10658.7
6/30/02                                         8226.23              8558.37
12/31/02                                        7116.34              7738.03
6/30/03                                         8541.82               9188.2
12/31/03                                        10500.6              11043.5
6/30/04                                           10827                11698

14


The Preferred Group of Mutual Funds  Investment Review  June 30, 2004

Kathleen A. McCarragher
Executive Vice President,
Head of Growth Equity
Jennison Associates LLC

Last Five Years' Experience: Growth Equity Portfolio Manager at Jennison. Kathleen assumed management of the Preferred Large Cap Growth Fund in April 1999.

The Preferred Large Cap Growth Fund seeks its objective of long-term capital appreciation by investing primarily in equity securities believed to offer the potential for capital appreciation, including stocks of companies experiencing or expected to experience above-average earnings growth.

Economic Commentary

For the 12 months ended June 30, 2004, the Preferred Large Cap Growth Fund returned 19.35% versus a 17.88% return in the Russell 1000 Growth Index and 19.11% for the S&P 500 Index. Over the past 10 years, the fund has grown at an average annual rate of 10.49%, versus 10.11% for the Russell 1000 Growth Index and 11.83% for the S&P 500 Index.

Over the last 12 months we have seen solid economic growth and a dramatic rebound in corporate earnings. Strong equity markets characterized the first half of this period and have since been relatively flat. Increased political uncertainty and concerns about rising interest rates, inflation and slowing economic growth contributed to market malaise. Nevertheless, economic activity remains strong and the cycle shows signs of broadening out with recent employment gains. We believe solid earnings gains, driven by global growth, should continue into next year and be a catalyst for market performance. From a portfolio perspective, we expect our companies to grow earnings relative to the S&P 500 Index at an accelerating rate through 2005, which should hopefully drive overall portfolio performance.

The portfolio's information technology holdings added the most to performance on an absolute and relative basis because of our overweight and strong stock selection. We added Yahoo! to the fund during the period, and it was among our top performers. Notable returns also came from long-term holdings such as Intel and Cisco Systems. Electronic Arts was also added to the portfolio. The company makes games for major consoles such as the Sony PlayStation and Microsoft X-box, as well as for the PC industry. While its current earnings are below trend, we believe earnings will accelerate with the introduction of new systems beginning in late 2004 and continuing into 2006.

Our consumer staples positions outperformed both the benchmark's sector and the market. Whole Foods has been an exceptional holding during this period. We believe the company is well-positioned in the high-quality organic foods segment of the market and is rapidly growing share in supermarket retailing. We expect the stock to continue to perform well as geographic expansion, larger stores and higher store productivity drive revenue and earnings growth for the company.

Our holdings in the energy sector outperformed the market. Our oil services stocks like BJ Services and Schlumberger performed well, as these holdings benefited from high prices for oil and natural gas and improving demand for drilling services.

Our financial positions also helped performance, as solid capital markets and a stronger global economy helped companies within this sector. American Express was a standout in this sector and in the portfolio, benefiting from recovery in business spending and corporate travel. We cut back on our exposure to this group in anticipation of higher interest rates.

                                                       --Jennison Associates LLC

Performance

The following information illustrates the historical performance of the Preferred Large Cap Growth Fund compared with the benchmark S&P 500 Index and the Russell 1000 Growth Index.

The S&P 500 Index is the most common index for the overall U.S. stock market. It comprises 500 of the leading U.S. companies representing major industries. The Russell 1000 Growth Index contains those Russell 1000 Index companies with the higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Index contains the 1,000 largest U.S-domiciled corporations, ranked by market capitalizations.

An index is a fictitious unmanaged portfolio and does not trade or incur any expenses. An investment fund must outperform its benchmark by the amount of its management fees and other expenses for its reported performance to match its benchmark.

The table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Preferred Large Cap Growth Fund's inception date was July 1, 1992.

From time to time the fund may invest in a limited number of issuers; therefore, it may be subject to greater risk than other mutual funds having a greater number of holdings.

Investors are advised to carefully consider the investment objectives, risks, and charges and expenses of The Preferred Group of Mutual Funds ("the Preferred Group") before investing. The Preferred Group's prospectus contains this and other information about the investment company. Please read the prospectus carefully before you invest or send money. The performance data quoted below represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For more complete information about the Preferred Group, including fees and expenses, as well as more current performance data to the most recent month-end or a copy of the Preferred Group's prospectus, please call 1-800-662-4769 or visit www.PreferredGroup.com.

--------------------------------------------------------------------------------
Average Annual Total Return for periods ended June 30, 2004
--------------------------------------------------------------------------------

                                                  PAST        PAST        PAST
                                                 1 YEAR      5 YEARS    10 YEARS

--------------------------------------------------------------------------------
Preferred Large Cap Growth Fund                  19.35%      -4.74%      10.49%
--------------------------------------------------------------------------------
S&P 500 Index                                    19.11%      -2.20%      11.83%

Russell 1000 Growth Index                        17.88%      -6.48%      10.11%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
A $10,000 Investment (Past 10 Years)
--------------------------------------------------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED AS A LINE GRAPH IN THE PRINTED MATERIAL.]

                            Preferred Large     Russell 1000
                            Cap Growth Fund     Growth Index       S&P 500 Index
7/1/94                            10000              10000              10000
12/31/94                          10968              10848            10488.8
6/30/95                         13421.5            13048.3            12605.4
12/31/95                        14079.5            14880.8            14420.2
6/30/96                         15429.2            16677.4            15885.9
12/31/96                        16738.1            18321.6            17742.6
6/30/97                         19836.8            21903.7            21375.7
12/31/97                        21964.2            23907.7            23639.1
6/30/98                         26470.3              28780            27831.8
12/31/98                        29846.8            33161.4            30434.5
6/30/99                         34559.4            36626.7            34158.8
12/31/99                        43229.1            44157.1            36819.4
6/30/00                           44929            46026.6            36661.3
12/31/00                        35611.6            34255.2            33464.9
6/30/01                         31281.4            29376.8            31223.2
12/31/01                        29105.2              27259            29494.1
6/30/02                         23733.8            21595.3            25605.5
12/31/02                          20279            19658.2              22970
6/30/03                         22716.3            22230.5            25672.9
12/31/03                        26378.2              25506            29560.3
6/30/04                           27110              26205              30582

16


The Preferred Group of Mutual Funds  Investment Review  June 30, 2004

Management Team
Pacific Financial Research, Inc.
Investment Management

Pacific Financial Research (PFR) manages the fund using a team of investment professionals with an average tenure of more than 17 years.

--------------------------------------------------------------------------------

Lisa B. Nurme
Sr. Vice President, Large Cap
Value Equity Portfolio Manager
MFS Institutional Advisors Inc.

Last Five Years' Experience: Portfolio Manager at MFS Institutional Advisors Inc. Lisa co-managed the Preferred Value Fund with Steven Gorham from January 1, 2003 to March 31, 2004.

Steven R. Gorham, CFA
Sr. Vice President, Large Cap
Value Equity and Global
Balanced Portfolio Manager
MFS Institutional Advisors Inc.

Last Five Years' Experience: Portfolio Manager (since 2000) and Analyst (1992-2000) at MFS Institutional Advisors Inc. Steven co-managed the Preferred Value Fund with Lisa Nurme from January 1, 2003 to March 31, 2004.

--------------------------------------------------------------------------------

Eli M. Salzmann
Partner, Director of
Large-Cap Value Equity
Management
Lord, Abbett & Co. LLC

Last Five Years' Experience: Portfolio manager at Lord, Abbett & Co. LLC. Eli has managed the Preferred Value Fund since April 1, 2004.

The Preferred Value Fund seeks its objective of capital appreciation by investing primarily in equity securities that are believed to be undervalued and offer above-average potential for capital appreciation.

Economic Commentary

For the 12 months ended June 30, 2004, the Preferred Value Fund returned 18.74% versus 21.13% in the Russell 1000 Value Index and 19.11% for the S&P 500 Index. Over the past 10 years, the fund has grown at an average annual rate of 11.38%, versus 12.64% for the Russell 1000 Value Index and 11.83% for the S&P 500 Index.

NOTE: Lord, Abbett & Co. LLC assumed subadvisory responsibility for the portion of the fund formerly managed by MFS Institutional Advisors (MFS) on April 1, 2004. Commentary for the fiscal year is provided first by MFS, followed by Pacific Financial Research and Lord Abbett.

--------------------------------------------------------------------------------

The turnaround in the U.S. stock market that began in the spring of 2003 continued throughout the nine-month period ended March 31, 2004. The release of increasingly positive economic numbers, particularly with regard to U.S. employment and corporate earnings, helped drive the equity markets as the period progressed. Corporate capital spending, which had been weak for several years, also accelerated throughout the period and helped sustain the rally.

Our positioning in the leisure and financial services sectors proved to be the principal detractors from relative performance for the nine-month period ended March 31, 2004. Our holdings in the health care sector and the fund's limited cash position also detracted from relative performance.

The utilities & communications and basic materials sectors provided the fund with the largest positive relative performance during the period. Major contributors to the fund's relative returns from other sectors included positions in regional bank FleetBoston Financial, industrial manufacturer Deere & Company, and technology firms Motorola and Nortel Networks.

                                               --MFS Institutional Advisors Inc.

--------------------------------------------------------------------------------

Corporate profits have risen briskly this year, and in many cases have exceeded investor expectations. The first half of the year was a tug-of-war between rising profits and the rising long-term interest rates used to value those profits. The outcome of that tug-of-war has been a temporary truce that leaves stock prices and values roughly unchanged. The absence of major valuation extremes leaves us with less to buy or sell than normal. The result is that our portfolio turnover has dropped from its normally low level.

Our large position in Tyco International significantly contributed to the performance of our portion of the portfolio over the last 12 months. Our large weighting in financial services and health care companies negatively impacted the performance of our portion of the fund over the last 12 months. We continue to believe that the companies in the financial services and health care sectors remain significantly undervalued.

                                              --Pacific Financial Research, Inc.

--------------------------------------------------------------------------------

The U.S. economy grew robustly during the second quarter, a result of strong employment gains, enhanced tax refunds, revived refinancing activity and robust business spending. While impressive, the economy's performance was not reflected in equity prices, which were roughly flat during the period. Further advances in equity prices were limited by uncertainties surrounding the impending interest rate hikes, geopolitical concerns, the upcoming election and record-high energy prices.

Our portion of the fund benefited from a significant underweight within the financials sector, and stock selection within the information technology sector further contributed to relative performance. Stock selection within the energy sector detracted from performance for the period.

                                                        --Lord, Abbett & Co. LLC

Performance

The following information illustrates the historical performance of the Preferred Value Fund compared with the benchmark S&P 500 Index and the Russell 1000 Value Index. The S&P 500 Index is the most common index for the overall U.S. stock market. It comprises 500 of the leading U.S. companies representing major industries. The Russell 1000 Value Index measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 Index contains the 1,000 largest U.S-domiciled corporations, ranked by market capitalizations.

An index is a fictitious unmanaged portfolio and does not trade or incur any expenses. An investment fund must outperform its benchmark by the amount of its management fees and other expenses for its reported performance to match its benchmark.

The table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Preferred Value Fund's inception date was July 1, 1992.

Investors are advised to carefully consider the investment objectives, risks, and charges and expenses of The Preferred Group of Mutual Funds ("the Preferred Group") before investing. The Preferred Group's prospectus contains this and other information about the investment company. Please read the prospectus carefully before you invest or send money. The performance data quoted below represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For more complete information about the Preferred Group, including fees and expenses, as well as more current performance data to the most recent month-end or a copy of the Preferred Group's prospectus, please call 1-800-662-4769 or visit www.PreferredGroup.com.

--------------------------------------------------------------------------------
Average Annual Total Return for periods ended June 30, 2004
--------------------------------------------------------------------------------

                                                PAST         PAST         PAST
                                               1 YEAR      5 YEARS      10 YEARS

--------------------------------------------------------------------------------
Preferred Value Fund                           18.74%        0.98%       11.38%
--------------------------------------------------------------------------------
S&P 500 Index                                  19.11%       -2.20%       11.83%

Russell 1000 Value Index                       21.13%        1.87%       12.64%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
A $10,000 Investment (Past 10 Years)
--------------------------------------------------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED AS A LINE GRAPH IN THE PRINTED MATERIAL.]

                               Preferred        Russell 1000
                              Value Fund         Value Index       S&P 500 Index
7/1/94                            10000              10000              10000
12/31/94                          10252            10096.2            10488.8
6/30/95                         12571.4              12046            12605.4
12/31/95                          14118            13968.7            14420.2
6/30/96                         15649.9            15013.8            15885.9
12/31/96                        17691.7            16991.7            17742.6
6/30/97                         20754.7            19996.4            21375.7
12/31/97                        22648.5            22970.1            23639.1
6/30/98                         26256.4            25762.6            27831.8
12/31/98                        25908.1            26560.1            30434.5
6/30/99                         27986.1            29978.8            34158.8
12/31/99                        26991.9            28511.6            36819.4
6/30/00                         26532.6              27305            36661.3
12/31/00                        29918.2            30511.6            33464.9
6/30/01                         29657.6            30127.5            31223.2
12/31/01                        27681.7            28806.1            29494.1
6/30/02                           25300            27430.4            25605.5
12/31/02                        23216.8            24334.2              22970
6/30/03                         24740.7            27149.7            25672.9
12/31/03                        28786.3            31641.8            29560.3
6/30/04                           29379              32888              30582

18


The Preferred Group of Mutual Funds  Investment Review  June 30, 2004

Thomas B. Hazuka
Chief Investment Officer
Mellon Capital Management
Corporation

Last Five Years' Experience: Portfolio Manager at Mellon Capital. Tom has been involved in the management of the Preferred Asset Allocation Fund since its inception on July 1, 1992.

--------------------------------------------------------------------------------

Edgar E. Peters
Director of Asset Allocation,
Chief Investment Officer
PanAgora Asset Management, Inc.

Last Five Years' Experience: Portfolio Manager at PanAgora Asset Management. Ed has been involved in the management of the Preferred Asset Allocation Fund since its inception on July 1, 1992.

The Preferred Asset Allocation Fund seeks its objective of both capital appreciation and current income by allocating assets among stocks, bonds and high quality money market instruments.

Economic Commentary

For the 12 months ended June 30, 2004, the Preferred Asset Allocation Fund returned 13.61%. In comparison, the S&P 500 Index grew 19.11%, and the fund's blended benchmark, consisting of 65% - S&P 500 Index, 30% - Lehman Brothers Long-Term Treasury Index and 5% - 90-Day Treasury Bills, returned 10.91% for the period. Over the past 10 years, the fund has grown at an average annual rate of 10.12%, versus 11.83% for the S&P 500 Index and 10.95% for the blended benchmark.

--------------------------------------------------------------------------------

U.S. manufacturing expanded throughout the year, with June marking the 14th straight month of expansion. The Purchasing Managers Index (PMI) of the Institute for Supply Management (ISM) fell slightly to 61.1 in June versus the prior month, but has remained above 50 since May 2003. The service sector also expanded during the year. The Institute for Supply Management's (ISM) index for non-manufacturing has remained above 50 for 28 of the last 29 months. New orders for durable goods rose 12.2% year-over-year through May, while orders for non-defense capital goods excluding aircraft (an indicator of future business investment) rose 9.8% in the same period. Industrial production rose 6.3% for the year ended May 2004 while capacity utilization rose to 77.8 in May, up from
74.0 at the end of June 2003.

Our portion of the fund began the current fiscal year with an asset mix of 100% stocks and 0% bonds. The volatility in the markets during the last 12 months provided our Tactical Asset Allocation Model with four opportunities for asset allocation shifts during the summer and fall of 2003. Our portion of the fund's asset mix has remained at approximately 80% stocks / 20% bonds since November 2003.

For the 12 months ended June 30, 2004, the portion of the fund's portfolio managed by Mellon Capital had a total return of 16.73%. In comparison, the 65/30/5 constant mix returned 11.07%. The total 12-month alpha for our portion of the portfolio was 5.66% and of that, approximately 5.42% was attributable to asset allocation (enhancements accounted for the balance of the alpha). The equity allocation for our portion of the fund remained overweight during the year, with allocations ranging from 80% to 100%. Among the portfolio's enhancements, options trading added about 0.04% while the Active Index Plus Strategy outperformed the S&P 500 Index during the period, adding 0.20% to performance. Assuming a 50% weight, the Mellon Capital contribution to overall fund performance versus the benchmark for the 12 months ended June 30, 2004, was a positive 2.83%.

                                               --Mellon Capital Management Corp.

--------------------------------------------------------------------------------

The year began and ended with a significant equity allocation, but in between, our portion of the fund's allocations shifted significantly.

A late-summer deflation scare in 2003 sent interest rates plummeting. This drop in long-term bond yields to 40-year lows caused a significant shift in our portion of the fund to 80% equities in October and November. Allocations remained at or near those levels through the early part of 2004.

Rising oil prices, coupled with a fear of rising inflation, fed negative market sentiment. Offsetting the negative news was very positive economic and earnings news. Corporate earnings continued their upward march. Economic indicators all pointed to stronger economic growth, and job creation picked up.

The overweight in equities and underweight in bonds in fourth quarter 2003 significantly added to positive investment performance as stocks rallied. Much of that was protected in 2004 with the shift back to close to neutral weightings as the market went sideways starting in March.

Our portion of the fund is currently overweight in large cap equities. Rising short-term rates work against small stocks that carry debt at the prime rate, and long yields have declined, which we believe favor large companies that carry debt as corporate bonds. In addition, the continued weakness in the dollar favors large multi-national companies. Overall, we believe equities are significantly undervalued relative to bonds.

                                               --PanAgora Asset Management, Inc.

Performance

The following information illustrates the historical performance of the Preferred Asset Allocation Fund compared with the S&P 500 Index and with a blended benchmark consisting of: 65%-S&P 500 Index; 30%-Lehman Brothers Long-Term Treasury Index; and 5%-90-Day Treasury Bills. The S&P 500 Index is the most common index for the overall U.S. stock market. It is comprised of 500 of the leading U.S. companies representing major industries. The Lehman Brothers Long-Term Treasury Index is a market-weighted index of all publicly held Treasury issues with maturities greater than 10 years. The 90-Day Treasury Bill benchmark is a performance calculation using recently issued 90-Day Treasury Bills. The Preferred Asset Allocation Fund has a blended benchmark to reflect its flexibility to invest in stocks, bonds and short-term instruments.

An index is a fictitious unmanaged portfolio and does not trade or incur any expenses. An investment fund must outperform its benchmark by the amount of its management fees and other expenses for its reported performance to match its benchmark.

The table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Preferred Asset Allocation Fund's inception date was July 1, 1992.

Investors are advised to carefully consider the investment objectives, risks, and charges and expenses of The Preferred Group of Mutual Funds ("the Preferred Group") before investing. The Preferred Group's prospectus contains this and other information about the investment company. Please read the prospectus carefully before you invest or send money. The performance data quoted below represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For more complete information about the Preferred Group, including fees and expenses, as well as more current performance data to the most recent month-end or a copy of the Preferred Group's prospectus, please call 1-800-662-4769 or visit www.PreferredGroup.com.

--------------------------------------------------------------------------------
Average Annual Total Return for periods ended June 30, 2004
--------------------------------------------------------------------------------

                                                  PAST        PAST        PAST
                                                 1 YEAR      5 YEARS    10 YEARS

--------------------------------------------------------------------------------
Preferred Asset Allocation Fund                  13.61%       1.07%      10.12%
--------------------------------------------------------------------------------
S&P 500 Index                                    19.11%      -2.20%      11.83%

65/30/5 Blended Index                            10.91%       1.48%      10.95%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
A $10,000 Investment (Past 10 Years)
--------------------------------------------------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED AS A LINE GRAPH IN THE PRINTED MATERIAL.]

                            Preferred Asset        65/30/5
                            Allocation Fund     Blended Index      S&P 500 Index
7/1/94                            10000              10000              10000
12/31/94                        10313.3            10369.1            10488.8
6/30/95                           12170            12301.9            12605.4
12/31/95                        13694.8            13875.4            14420.2
6/30/96                           14388            14491.2            15885.9
12/31/96                          15773            15894.7            17742.6
6/30/97                         17410.6            18112.4            21375.7
12/31/97                        19072.8            20084.8            23639.1
6/30/98                         21212.7            22794.1            27831.8
12/31/98                        24232.7            24805.8            30434.5
6/30/99                           24874            26270.5            34158.8
12/31/99                        24754.9              27453            36819.4
6/30/00                         29251.4            28182.7            36661.3
12/31/00                        26376.5            27444.3            33464.9
6/30/01                         24904.5            26314.8            31223.2
12/31/01                        24410.5            25813.9            29494.1
6/30/02                         22428.3              23923            25605.5
12/31/02                        20784.3            23238.5              22970
6/30/03                         23089.8            25492.7            25672.9
12/31/03                        25742.6            27694.7            29560.3
6/30/04                           26231              28275              30582

20


The Preferred Group of Mutual Funds  Investment Review  June 30, 2004

Management Team
Western Asset Management
Company Investment
Strategy Group

Western Asset Management
Company Limited Investment
Strategy Group

The Preferred Fixed Income Fund seeks its objective of maximizing total return consistent with prudent investment management and liquidity needs by investing in a diversified portfolio of debt securities.

Economic Commentary

The Preferred Fixed Income Fund's return was 1.99% for the 12-month period ended June 30, 2004, compared to a 0.32% return for the Lehman Brothers Aggregate Index. Over the past 10 years, the fund has provided an average annual return of 6.93%, compared to 7.39% for the benchmark.

The Federal Reserve raised its target overnight rate last month after holding it at 1% for the past year. In addition, the Fed took extraordinary pains to telegraph its shift to a tightening bias, with the result that the event was widely anticipated and thoroughly discounted by the markets.

Over the past 12 months the U.S. economy's strength has generally exceeded most forecasts, with a growth rate approximating 5%--the best year for growth since 1984. Inflation has also exceeded expectations, rising from 1% to 3%, a development that is notable especially in light of intense concern a year ago over the likely threat of deflation. The combination of stronger-than-expected growth and rising inflation pressures drove nominal yields significantly higher, even though the Federal Reserve held short-term interest rates to a mere 1% throughout the period. Despite this tug-of-war, the yield curve flattened as markets began to price in expectations of a renewed tightening of monetary policy; short-term yields rose by 20-25 basis points (0.20%-0.25%; 1 basis point equals 0.01%), while long-term yields fell modestly. More disturbingly however, the dollar plunged, gold and commodity prices soared, breakeven spreads on Treasury Inflation Protected Securities (TIPS) rose, and the Fed insisted repeatedly that these harbingers of rising inflation were mitigated by excess capacity in the economy.

Corporate bonds did well in this environment, as easy money, stronger economic growth and corporate restructuring led to soaring profits and reduced default risk; spreads contracted meaningfully, continuing the rally that began in October 2002.

TIPS enjoyed a substantial performance advantage, as their yields were volatile and only slightly higher on balance. Mortgage-backed investors struggled to cope with a substantial duration extension as rates rose, but on balance MBS spreads managed to tighten. Easy money, improving economic conditions, and investors' growing appetite for yield in a low short-term interest rate environment helped high-yield debt to flourish; as did emerging market debt, with both sectors enjoying returns rivaling those of equities.

The fund's exposure to TIPS detracted from returns, since they underperformed comparable Treasuries. Our effectively neutral duration posture had little impact on performance, but our barbelled exposure to the yield curve added significantly to returns as the curve flattened. Emerging market exposure detracted from returns as credit spreads widened. High-yield exposure benefited from stable spreads, and the fund's modestly overweight exposure to the mortgage-backed sector benefited from tighter spreads. Neutral exposure to investment-grade credits had little impact on returns, but an emphasis on intermediate duration and BBB-rated issues was rewarded as those sectors outperformed. Non-dollar bond exposure added to returns as European bonds outperformed their domestic counterparts, while modest currency exposure had little impact on returns.

                                              --Western Asset Management Company
                                      --Western Asset Management Company Limited

Performance

The following information illustrates the historical performance of the Preferred Fixed Income Fund compared to the Lehman Brothers Aggregate Index. The Lehman Brothers Aggregate Index represents securities that are U.S. domestic, taxable and dollar-denominated. The index covers the U.S. investment grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities.

An index is a fictitious unmanaged portfolio and does not trade or incur any expenses. An investment fund must outperform its benchmark by the amount of its management fees and other expenses for its reported performance to match its benchmark.

The table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Preferred Fixed Income Fund's inception date was July 1, 1992.

Investors are advised to carefully consider the investment objectives, risks, and charges and expenses of The Preferred Group of Mutual Funds ("the Preferred Group") before investing. The Preferred Group's prospectus contains this and other information about the investment company. Please read the prospectus carefully before you invest or send money. The performance data quoted below represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For more complete information about the Preferred Group, including fees and expenses, as well as more current performance data to the most recent month-end or a copy of the Preferred Group's prospectus, please call 1-800-662-4769 or visit www.PreferredGroup.com.

--------------------------------------------------------------------------------
Average Annual Total Return for periods ended June 30, 2004
--------------------------------------------------------------------------------

                                                  PAST        PAST        PAST
                                                 1 YEAR      5 YEARS    10 YEARS

--------------------------------------------------------------------------------
Preferred Fixed Income Fund                       1.99%       7.04%       6.93%
--------------------------------------------------------------------------------
Lehman Brothers Aggregate Index                   0.32%       6.95%       7.39%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
A $10,000 Investment (Past 10 Years)
--------------------------------------------------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED AS A LINE GRAPH IN THE PRINTED MATERIAL.]

                                              Preferred Fixed       Lehman Bros.
                                                Income Fund          Agg. Index
7/1/94                                              10000                10000
12/31/94                                          10059.7                10099
6/30/95                                           11148.6              11254.8
12/31/95                                          11835.4              11964.7
6/30/96                                           11608.1              11819.4
12/31/96                                          12188.9              12399.1
6/30/97                                           12581.8              12782.7
12/31/97                                          13218.8              13596.1
6/30/98                                           13754.8              14130.2
12/31/98                                          14142.9              14777.2
6/30/99                                           13902.3              14574.6
12/31/99                                          14035.4              14655.8
6/30/00                                           14405.5              15240.1
12/31/00                                          15517.1              16359.6
6/30/01                                           15957.4              16951.2
12/31/01                                            16635                17741
6/30/02                                           17114.6              18413.6
12/31/02                                          18207.3              19560.3
6/30/03                                           19158.4              20328.8
12/31/03                                          19451.3              20363.2
6/30/04                                             19539                20394

22


The Preferred Group of Mutual Funds  Investment Review  June 30, 2004

Charles T. (C.T.)
Urban, III, CFA
Senior Portfolio Manager
Caterpillar Investment
Management Ltd.

Last Five Years' Experience: Vice President and Senior Portfolio Manager at Windsor Financial Group before joining CIML in 1999. C.T. has managed the Preferred Short-Term Government Securities Fund since November 1, 1999.

The Preferred Short-Term Government Securities Fund seeks its objective of high current income, consistent with preservation of capital, primarily through investment in U.S. Government securities.

Economic Commentary

For the 12 months ended June 30, 2004, the Preferred Short-Term Government Securities Fund declined 0.50%, versus a 0.50% gain in the Merrill Lynch 1-3 Year Treasury Index. Over the past 10 years, the fund has gained at an average annualized rate of 4.94%, versus an average annual gain of 5.71% for the benchmark.

The past 12 months provided an exceptional amount of both happiness and hand wringing for the fixed-income investor. At this time last year the first effects of the tax cuts were just starting to show how effective they would be in maintaining consumer spending growth and helping to keep the U.S. economy from double-dipping. The Federal Reserve maintained a very accommodative monetary policy stance in order to do the same, as well as provide some protection against deflation. This translated to healthy economic growth numbers for the period, which triggered the possibility of a change in the Fed's stance on monetary policy during the first calendar half of 2004. Last year's historic low interest rates gave way to period highs by mid-June of 2004.

At the start of the 12-month period, the 2-year Treasury note's yield was 1.30%, the 10-year yield was 3.51% and the 30-year Treasury bond's yield was 4.56%. At the close of the period, the 2-year Treasury note's yield was 2.67%, the 10-year Treasury yield was 4.58% and the 30-year Treasury bond's yield was 5.29%.

The fund weathered this volatility and transition fairly well, but did suffer during July 2003 and May 2004, two months with sharp rises in interest rates, as the fund's longer-than-index duration caused negative performance compared to both the index and the fund's peer group. Our core holdings of agency debentures did not provide the excess return we had expected, as spreads reacted negatively to the various headlines that dealt with Fannie Mae, Freddie Mac and the Federal Home Loan Banks during the last half of 2003. The fund has recouped some of that spread widening in the last six months, and has reduced some of its Agency debenture position to attempt to protect against further headline risk. At year's end, mortgage positions were slightly smaller. Treasuries continued to be used for liquidity, duration management and yield curve optimization. The portfolio's duration was 1.58 versus 1.70 for the benchmark. The sector breakdown for the period ending June 30, 2004, was 66% government-sponsored agency debentures, 11% government agency mortgage-related securities, 13% Treasury securities and 10% cash equivalents.

                                        --Caterpillar Investment Management Ltd.

Performance

The following information illustrates the historical performance of the Preferred Short-Term Government Securities Fund compared with the Merrill Lynch 1-3 Year Treasury Index. The Index is composed primarily of U.S. Treasury Notes and Bonds with remaining maturities of one to three years.

An index is a fictitious unmanaged portfolio and does not trade or incur any expenses. An investment fund must outperform its benchmark by the amount of its management fees and other expenses for its reported performance to match its benchmark.

The table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Preferred Short-Term Government Securities Fund's inception date was July 1, 1992. Investors are advised to carefully consider the investment objectives, risks, and charges and expenses of The Preferred Group of Mutual Funds ("the Preferred Group") before investing. The Preferred Group's prospectus contains this and other information about the investment company. Please read the prospectus carefully before you invest or send money. The performance data quoted below represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For more complete information about the Preferred Group, including fees and expenses, as well as more current performance data to the most recent month-end or a copy of the Preferred Group's prospectus, please call 1-800-662-4769 or visit www.PreferredGroup.com.

--------------------------------------------------------------------------------
Average Annual Total Return for periods ended June 30, 2004
--------------------------------------------------------------------------------

                                                      PAST      PAST      PAST
                                                     1 YEAR    5 YEARS  10 YEARS

--------------------------------------------------------------------------------
Preferred Short-Term Government
Securities Fund                                      -0.50%     4.76%     4.94%
--------------------------------------------------------------------------------
Merrill Lynch 1-3 Year Treasury Index                 0.50%     5.11%     5.71%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
A $10,000 Investment (Past 10 Years)
--------------------------------------------------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED AS A LINE GRAPH IN THE PRINTED MATERIAL.]

                                                 Preferred
                                                Short-Term              ML 1-3
                                              Gov. Sec. Fund          Year Index
7/1/94                                              10000                10000
12/31/94                                          10032.2              10098.9
6/30/95                                           10571.4              10772.7
12/31/95                                            10943              11209.6
6/30/96                                           11110.1              11361.1
12/31/96                                            11458              11768.8
6/30/97                                           11755.9              12107.9
12/31/97                                            12166              12551.2
6/30/98                                             12428              12930.9
12/31/98                                          12744.7              13430.5
6/30/99                                             12834              13589.1
12/31/99                                          13038.7                13841
6/30/00                                             13406                14251
12/31/00                                          14088.5              14938.3
6/30/01                                           14564.6              15528.5
12/31/01                                          15111.2              16177.7
6/30/02                                           15496.4              16558.8
12/31/02                                          16027.7              17108.7
6/30/03                                           16279.3              17332.6
12/31/03                                          16260.9              17433.2
6/30/04                                             16197                17431

24


The Preferred Group of Mutual Funds  Investment Review  June 30, 2004

Mark Settles
Managing Director, Head of
Short Term Fixed Income,
Portfolio Manager
J.P. Morgan Investment
Management Inc.

Last Five Years' Experience: Portfolio Manager, J.P. Morgan Investment Management Inc. Mark has managed the Preferred Money Market Fund since January 1, 2000.

The Preferred Money Market Fund seeks its objective of the maximum current income believed to be consistent with preservation of capital and maintenance of liquidity by investing in short-term, fixed-income investments.

Economic Commentary

For the 12 months ended June 30, 2004, the Preferred Money Market Fund returned 0.62% for the one-year period ended June 30, 2004. This compares to the 0.53% return of its benchmark index, Money Fund Report Average/ All Taxable. The fund has grown at an average annual rate of 4.10% over the past 10 years, versus average annual growth of 3.90% for the benchmark.

During the last half of 2003, economic growth strengthened markedly in response to tax cuts, the mortgage credit boom and a reversal of the effect of the war in Iraq. In December, the Federal Reserve Board indicated that it would keep its monetary policy on hold until economic conditions warranted a change. First-quarter economic data, albeit it mixed, suggested that gross domestic product (GDP) growth would continue near its trend rate of 4%, and by the second quarter, the economy had completed its transition from a stimulus-dependent to a self-sustaining expansion. Renormalizing economic conditions combined with signs of inflation led the Fed to raise interest rates in June by a quarter-percent to 1.25%--the first rate hike in four years.

At the beginning of the period, the fund had a target weighted average maturity
(WAM) of 65 to 70 days. For most of the summer, we concentrated our purchases in four- to six-month maturities, buying agency discount notes. As yields moved higher, we added one-year paper. When interest rates rallied near the end of the third quarter, we concentrated on one- to five-month commercial paper. We began the fourth quarter with a target WAM of 70 to 75 days, buying commercial paper and certificates of deposit (CDs) with six-month maturities. To keep our cash positions low toward year-end 2003, we bought one-month commercial paper. After the new year, we concentrated our purchases in six-month maturities and bought one- and three-month commercial paper. As interest rates began to rise, we lowered our target WAM to 60 to 65 days. In April and again in June, we took advantage of higher rates to purchase 13-month fixed-rate CDs. During May and June, we bought one- and three-month commercial paper and increased our allocation to floating-rate notes. Toward the end of June, we purchased one- to two-week commercial paper, awaiting the outcome of the Fed meeting.

Contributing to the fund's outperformance was our active management of the fund's WAM and yield curve positioning. In late 2003, we extended the fund's WAM because of the favorable economic conditions and the Fed's statement that it would keep rates low for a "considerable period." By maintaining a longer WAM and purchasing securities further out the yield curve, we were able to capture higher yields. As the economic data showed an uptick in inflation, suggesting a Fed tightening cycle was about to begin, we decreased our target WAM. We also made tactical purchases of one-year and 13-month securities several times over the past year, which contributed to our outperformance.

                                        --J.P. Morgan Investment Management Inc.

Performance

The following information illustrates the historical performance of the Preferred Money Market Fund compared to Money Fund Report Average/All Taxable. This benchmark is used for taxable money market funds.

An index is a fictitious unmanaged portfolio and does not trade or incur any expenses. An investment fund must outperform its benchmark by the amount of its management fees and other expenses for its reported performance to match its benchmark.

The table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Preferred Money Market Fund's inception date was July 1, 1992.

An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Investors are advised to carefully consider the investment objectives, risks, and charges and expenses of The Preferred Group of Mutual Funds ("the Preferred Group") before investing. The Preferred Group's prospectus contains this and other information about the investment company. Please read the prospectus carefully before you invest or send money. The performance data quoted below represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For more complete information about the Preferred Group, including fees and expenses, as well as more current performance data to the most recent month-end or a copy of the Preferred Group's prospectus, please call 1-800-662-4769 or visit www.PreferredGroup.com.

--------------------------------------------------------------------------------
Average Annual Total Return/Yield for periods ended June 30, 2004
--------------------------------------------------------------------------------

                                             YIELD*            AVERAGE ANNUAL TOTAL RETURN
                                       ------------------    ------------------------------
                                       CURRENT    CURRENT     PAST       PAST        PAST
                                        7-DAY     30-DAY     1 YEAR     5 YEARS    10 YEARS
-------------------------------------------------------------------------------------------
Preferred Money Market Fund             0.62%      0.64%      0.62%      3.00%      4.10%**
-------------------------------------------------------------------------------------------
Money Fund Report Avg./All Taxable       N/A        N/A       0.53%      2.84%      3.90%
-------------------------------------------------------------------------------------------

* The 7-day and 30-day yields are the two most common gauges for measuring money market mutual fund performance. Yield more closely reflects current performance than total return.

** Total return would have been lower if a portion of the management fee (0.15%) had not been waived for the period January 1, 1993 through October 31, 1995.

--------------------------------------------------------------------------------
A $10,000 Investment (Past 10 Years)
--------------------------------------------------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED AS A LINE GRAPH IN THE PRINTED MATERIAL.]

                                           Preferred Money     Money Fund Report
                                             Market Fund        Avg/All Taxable
7/1/94                                           10000                10000
12/31/94                                       10231.9                10218
6/30/95                                        10530.5              10499.8
12/31/95                                       10827.2              10778.9
6/30/96                                        11093.2              11041.4
12/31/96                                       11377.5              11310.1
6/30/97                                        11664.2              11588.3
12/31/97                                       11965.7              11886.1
6/30/98                                        12295.1                12186
12/31/98                                       12609.3              12483.6
6/30/99                                        12897.6              12755.3
12/31/99                                       13222.1                13063
6/30/00                                        13599.8              13421.1
12/31/00                                       14032.4              13833.6
6/30/01                                          14376              14154.7
12/31/01                                       14586.7              14339.2
6/30/02                                        14700.9              14440.7
12/31/02                                       14800.9              14525.4
6/30/03                                          14857              14578.7
12/31/03                                       14905.2              14617.5
6/30/04                                          14951              14655.8

                                    26 & 27


The Preferred Group of Mutual Funds Statements of Assets and Liabilities June 30, 2004

----------------------------------------------------------------------------------------------------------------------------------
                                                                                International      International       Small Cap
June 30, 2004                                                                       Growth             Value            Growth
----------------------------------------------------------------------------------------------------------------------------------
Assets
  Investments at value, including $2,586,666, $100,597,339, $27,748,320,
    $15,910,152, $8,558,813, $18,653,376, $24,717,042, $69,490,141 of
    International Growth, International Value, Small Cap Growth, Mid Cap
    Growth, Large Cap Growth, Value, Asset Allocation and Fixed Income
    funds' securities on loan ..............................................     $  39,246,546      $495,248,766     $ 118,498,227
  Short-term investments at value ..........................................         3,446,259       130,638,929        29,016,161
  Repurchase agreements ....................................................
  Cash .....................................................................                             110,616
  Foreign currency at value ................................................           183,060           293,276
  Receivable for investments sold ..........................................           488,404            20,951         1,284,557
  Receivable for when-issued securities ....................................
  Receivable for forward contracts .........................................         4,695,863
  Receivable for fund shares sold ..........................................           820,870         2,109,563           647,313
  Receivable for variation margin ..........................................
  Dividends and interest receivable ........................................            47,025           484,612             3,131
  Foreign tax reclaim receivable ...........................................            11,246           173,885
  Prepaid expenses and other assets ........................................             5,000             5,000
                                                                                --------------------------------------------------
    Total assets ...........................................................        48,944,273       629,085,598       149,449,389
                                                                                --------------------------------------------------
Liabilities
  Payable for investments purchased ........................................           386,426                             402,709
  Payable for when-issued securities .......................................
  Payable for forward contracts ............................................         4,740,339
  Payable for variation margin .............................................
  Payable for fund shares redeemed .........................................               858           203,608                52
  Payable for distributions ................................................
  Payable upon return of securities loaned .................................         2,584,719       105,435,929        28,098,352
  Written option at value (premiums received $163,294) .....................
  Other Payables
    Management fees ........................................................            34,448           293,234            95,133
    Audit fees .............................................................            11,430            10,698             9,380
    Custodian fees .........................................................            19,375            56,022             9,634
    Legal fees .............................................................             3,081            18,834             4,397
    Trustees' fees .........................................................               314
    Transfer agent fees ....................................................             8,917            47,153            27,429
    Other accrued expenses and liabilities .................................            13,181            22,165             4,468
                                                                                --------------------------------------------------
      Total liabilities ....................................................         7,803,088       106,087,643        28,651,554
                                                                                --------------------------------------------------
  Net assets ...............................................................     $  41,141,185      $522,997,955     $ 120,797,835
                                                                                =================================================
  Shares of beneficial interest outstanding ................................         5,384,728        34,890,849        13,793,843
                                                                                =================================================
  Offering and redemption price per share ..................................     $        7.64      $      14.99     $        8.76
                                                                                =================================================
  Composition of Net Assets
  Paid-in capital ..........................................................     $  45,690,817      $422,150,518     $ 143,118,403
  Undistributed (Distributions in excess of) net investment income (loss) ..         (733,364)        6,219,902
  Accumulated net realized gains (losses) on investments, futures,
    written options, forwards and foreign currency .........................        (7,726,614)       21,255,307       (40,136,330)
  Net unrealized appreciation (depreciation) on:
    Investments ............................................................         3,956,835        73,371,882        17,815,762
    Futures ................................................................
    Written Options ........................................................
    Foreign denominated other assets, liabilities & currency ...............           (46,489)              346
                                                                                --------------------------------------------------
                                                                                $  41,141,185       522,997,955     $ 120,797,835
                                                                                =================================================
  Investments and short-term investments at cost ...........................     $  38,723,634       552,515,813     $ 129,698,626
  Foreign currency holdings at cost ........................................           183,260           296,420
----------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                     Mid Cap           Large Cap
June 30, 2004                                                                         Growth             Growth            Value
------------------------------------------------------------------------------------------------------------------------------------
Assets
  Investments at value, including $2,586,666, $100,597,339, $27,748,320,
    $15,910,152, $8,558,813, $18,653,376, $24,717,042, $69,490,141 of
    International Growth, International Value, Small Cap Growth, Mid Cap
    Growth, Large Cap Growth, Value, Asset Allocation and Fixed Income
    funds' securities on loan ..............................................     $  96,278,210      $ 402,240,044      $316,086,083
  Short-term investments at value ..........................................        19,367,080         15,542,694        25,388,497
  Repurchase agreements ....................................................
  Cash .....................................................................                                  869
  Foreign currency at value ................................................
  Receivable for investments sold ..........................................         3,164,206          1,911,148           535,149
  Receivable for when-issued securities ....................................
  Receivable for forward contracts .........................................
  Receivable for fund shares sold ..........................................           876,000          2,015,979         1,817,567
  Receivable for variation margin ..........................................
  Dividends and interest receivable ........................................            22,361            355,599           435,908
  Foreign tax reclaim receivable ...........................................                                2,614            12,421
  Prepaid expenses and other assets ........................................
                                                                                --------------------------------------------------
  Total assets .............................................................       119,707,857        422,068,947       344,275,625
                                                                                --------------------------------------------------
Liabilities
  Payable for investments purchased ........................................         2,440,412          2,540,821           948,842
  Payable for when-issued securities .......................................
  Payable for forward contracts ............................................
  Payable for variation margin .............................................
  Payable for fund shares redeemed .........................................                               72,767             1,492
  Payable for distributions ................................................
  Payable upon return of securities loaned .................................        16,270,582          8,756,694        18,977,101
  Written option at value (premiums received $163,294) .....................
  Other Payables
    Management fees ........................................................            80,346            247,938           232,712
    Audit fees .............................................................            10,067              8,413            10,333
    Custodian fees .........................................................            11,369             10,498            17,731
    Legal fees .............................................................             2,963             16,484            12,772
    Trustees' fees .........................................................
    Transfer agent fees ....................................................            18,351             90,065            68,985
    Other accrued expenses and liabilities .................................             9,367              5,137             4,574
                                                                                --------------------------------------------------
      Total liabilities ....................................................        18,843,457         11,748,817        20,274,542
                                                                                --------------------------------------------------
  Net assets ...............................................................     $ 100,864,400      $ 410,320,130      $324,001,083
                                                                                ==================================================
  Shares of beneficial interest outstanding ................................        10,141,352         35,829,248        19,720,643
                                                                                ==================================================
  Offering and redemption price per share ..................................     $        9.95      $       11.45      $      16.43
                                                                                ==================================================
  Composition of Net Assets
  Paid-in capital ..........................................................     $  91,765,966      $ 566,820,153      $269,223,578
  Undistributed (Distributions in excess of) net investment income (loss) ..                                               837,590
  Accumulated net realized gains (losses) on investments, futures,
    written options, forwards and foreign currency .........................        (2,387,178)      (218,785,107)       22,245,431
  Net unrealized appreciation (depreciation) on:
    Investments ............................................................        11,485,612         62,285,084        31,694,065
    Futures ................................................................
    Written Options ........................................................
    Foreign denominated other assets, liabilities & currency ...............                                                    419
                                                                                --------------------------------------------------
                                                                                $ 100,864,400      $ 410,320,130      $324,001,083
                                                                                ==================================================
  Investments and short-term investments at cost ...........................     $ 104,159,678      $ 355,497,654      $309,780,515
  Foreign currency holdings at cost ........................................
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      Short-Term
                                                                                  Asset              Fixed            Government
June 30, 2004                                                                   Allocation           Income           Securities
----------------------------------------------------------------------------------------------------------------------------------
Assets
  Investments at value, including $2,586,666, $100,597,339, $27,748,320,
    $15,910,152, $8,558,813, $18,653,376, $24,717,042, $69,490,141 of
    International Growth, International Value, Small Cap Growth, Mid Cap
    Growth, Large Cap Growth, Value, Asset Allocation and Fixed Income
    funds' securities on loan ..............................................   $ 117,993,563      $ 316,394,909      $ 158,867,368
  Short-term investments at value ..........................................      78,023,487         69,394,139         21,751,393
  Repurchase agreements ....................................................                         51,600,000
  Cash .....................................................................             348            229,734
  Foreign currency at value ................................................
  Receivable for investments sold ..........................................                             71,164
  Receivable for when-issued securities ....................................                         11,759,735
  Receivable for forward contracts .........................................                         32,504,726
  Receivable for fund shares sold ..........................................       1,286,063          1,144,123            395,176
  Receivable for variation margin ..........................................         332,745
  Dividends and interest receivable ........................................         652,065          2,777,070            835,700
  Foreign tax reclaim receivable ...........................................
  Prepaid expenses and other assets ........................................
                                                                              ----------------------------------------------------
  Total assets .............................................................     198,288,271        485,875,600        181,849,637
                                                                              ----------------------------------------------------
Liabilities
  Payable for investments purchased ........................................          10,753            224,260
  Payable for when-issued securities .......................................                         69,240,532
  Payable for forward contracts ............................................                         33,001,392
  Payable for variation margin .............................................          79,688
  Payable for fund shares redeemed .........................................          27,389                556              1,394
  Payable for distributions ................................................           4,128                964                469
  Payable upon return of securities loaned .................................      23,266,680         68,666,534
  Written option at value (premiums received $163,294) .....................          76,450
  Other Payables
    Management fees ........................................................          99,006            127,332             51,934
    Audit fees .............................................................          11,051              9,683              8,819
    Custodian fees .........................................................          11,185             17,647              5,573
    Legal fees .............................................................           6,578             12,452              7,223
    Trustees' fees .........................................................              82
    Transfer agent fees ....................................................          39,377             35,493             17,787
    Other accrued expenses and liabilities .................................           6,581             21,460             13,272
                                                                              ----------------------------------------------------
      Total liabilities ....................................................      23,638,948        171,358,305            106,471
                                                                              ----------------------------------------------------
  Net assets ...............................................................   $ 174,649,323      $ 314,517,295      $ 181,743,166
                                                                              ====================================================
  Shares of beneficial interest outstanding ................................      13,764,093         29,364,548         18,541,972
                                                                              ====================================================
  Offering and redemption price per share ..................................   $       12.69      $       10.71      $        9.80
                                                                              ====================================================
  Composition of Net Assets
  Paid-in capital ..........................................................   $ 173,342,963      $ 304,313,433      $ 183,994,908
  Undistributed (Distributions in excess of) net investment income (loss) ..                           913,152
  Accumulated net realized gains (losses) on investments, futures,
    written options, forwards and foreign currency .........................        (130,269)         3,731,542         (1,670,374)
  Net unrealized appreciation (depreciation) on:
    Investments ............................................................       1,033,913          6,058,390           (581,368)
    Futures ................................................................         315,872
    Written Options ........................................................          86,844
    Foreign denominated other assets, liabilities & currency ...............                           (499,222)
                                                                              ----------------------------------------------------
                                                                              $ 174,649,323      $ 314,517,295      $ 181,743,166
                                                                              ====================================================
  Investments and short-term investments at cost ...........................   $ 194,819,843      $ 431,330,658      $ 181,200,129
  Foreign currency holdings at cost ........................................
----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
                                                                                   Money
June 30, 2004                                                                      Market
--------------------------------------------------------------------------------------------
Assets
  Investments at value, including $2,586,666, $100,597,339, $27,748,320,
    $15,910,152, $8,558,813, $18,653,376, $24,717,042, $69,490,141 of
    International Growth, International Value, Small Cap Growth, Mid Cap
    Growth, Large Cap Growth, Value, Asset Allocation and Fixed Income
    funds' securities on loan ................................................
  Short-term investments at value ............................................   $223,850,263
  Repurchase agreements ......................................................
  Cash .......................................................................            302
  Foreign currency at value
  Receivable for investments sold ............................................
  Receivable for when-issued securities ......................................
  Receivable for forward contracts ...........................................
  Receivable for fund shares sold ............................................      2,848,675
  Receivable for variation margin ............................................
  Dividends and interest receivable ..........................................        234,711
  Foreign tax reclaim receivable .............................................
  Prepaid expenses and other assets ..........................................
                                                                                ------------
  Total assets ...............................................................    226,933,951
                                                                                ------------
Liabilities
  Payable for investments purchased ..........................................      9,996,974
  Payable for when-issued securities .........................................
  Payable for forward contracts ..............................................
  Payable for variation margin ...............................................
  Payable for fund shares redeemed ...........................................          3,922
  Payable for distributions ..................................................             11
  Payable upon return of securities loaned ...................................
  Written option at value (premiums received $163,294) .......................
  Other Payables
    Management fees ..........................................................         52,097
    Audit fees ...............................................................          7,234
    Custodian fees ...........................................................          7,625
    Legal fees ...............................................................          8,701
    Trustees' fees ...........................................................
    Transfer agent fees ......................................................         46,534
    Other accrued expenses and liabilities ...................................          3,167
                                                                                ------------
      Total liabilities ......................................................     10,126,265
                                                                                ------------
  Net assets .................................................................   $216,807,686
                                                                                ============
  Shares of beneficial interest outstanding ..................................    216,807,686
                                                                                ============
  Offering and redemption price per share ....................................   $       1.00
                                                                                ============
  Composition of Net Assets
  Paid-in capital ............................................................   $216,807,686
  Undistributed (Distributions in excess of) net investment income (loss) ...
  Accumulated net realized gains (losses) on investments, futures, written options, forwards and foreign currency ...........................
  Net unrealized appreciation (depreciation) on:
    Investments ..............................................................
    Futures ..................................................................
    Written Options ..........................................................
    Foreign denominated other assets, liabilities & currency .................
                                                                                ------------
                                                                                $216,807,686
                                                                                ============
  Investments and short-term investments at cost .............................   $223,850,263
  Foreign currency holdings at cost ..........................................
--------------------------------------------------------------------------------------------

See notes to financial statements

                                                          www.PreferredGroup.com

                                    28 & 29


The Preferred Group of Mutual Funds  Statements of Operations  June 30, 2004

-----------------------------------------------------------------------------------------------------------------------------
                                                                           International     International        Small Cap
Fiscal Year Ended June 30, 2004                                               Growth             Value             Growth
-----------------------------------------------------------------------------------------------------------------------------
Investment Income
  Dividends ..........................................................     $    652,499      $  11,402,157      $    230,276
  Interest ...........................................................            1,097             74,313               834
  Securities lending, net of related expenses ........................           21,476            330,145            49,964
                                                                           --------------------------------------------------
                                                                                675,072         11,806,615           281,074
                                                                           --------------------------------------------------
  Less foreign taxes withheld at source ..............................          (64,584)        (1,457,034)             (294)
                                                                           --------------------------------------------------
    Total income .....................................................          610,488         10,349,581           280,780
                                                                           --------------------------------------------------

  Expenses
  Management fees ....................................................          359,974          3,538,694         1,037,493
  Audit fees .........................................................           44,000             43,000            38,000
  Custodian fees .....................................................          185,000            685,000           138,000
  Registration fees ..................................................           14,000             30,000            15,000
  Legal fees .........................................................           11,000            133,000            36,000
  Trustees' fees .....................................................            2,000             14,000             5,000
  Transfer agent fees ................................................           39,000            278,273           119,000
  Insurance fees .....................................................            1,000             10,000             3,000
  Other expenses .....................................................            2,000             19,300             6,503
                                                                           --------------------------------------------------
    Total expenses ...................................................          657,974          4,751,267         1,397,996
                                                                           --------------------------------------------------
      Less fees waived ...............................................                            (931,235)
                                                                           --------------------------------------------------
      Net expenses ...................................................          657,974          3,820,032         1,397,996
                                                                           --------------------------------------------------
      Net investment income (loss) ...................................          (47,486)         6,529,549        (1,117,216)
                                                                           --------------------------------------------------

  Net Realized and Unrealized Gain (Loss) on Investments, Futures,
  Written Options, Forward Contracts and Foreign Currency
  Net realized gain (loss) on:
    Investments (net of foreign taxes of $5,273) .....................        3,021,221         22,887,993        15,205,734
    Futures ..........................................................
    Written Options ..................................................
    Foreign denominated other assets, liabilities & currency .........         (410,741)          (602,255)
    Net increase from payments by affiliates .........................
  Increase (decrease) in net unrealized appreciation .................
  (depreciation) on: .................................................
    Investments (net of deferred foreign taxes of $12,336) ...........        2,138,827         71,884,953        10,705,809
    Futures ..........................................................
    Written Options ..................................................
    Foreign denominated other assets, liabilities & currency .........         (205,343)            (5,866)
                                                                           --------------------------------------------------
    Net gain (loss) ..................................................        4,543,964         94,164,825        25,911,543
                                                                           --------------------------------------------------
  Net increase (decrease) in net assets resulting from operations ....     $  4,496,478      $ 100,694,374      $ 24,794,327
                                                                           ==================================================
-----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                                                                              Mid Cap          Large Cap
                                                                              Growth            Growth             Value
----------------------------------------------------------------------------------------------------------------------------
Investment Income
  Dividends ..........................................................     $    240,617      $  3,026,476      $  5,815,719
  Interest ...........................................................              923            53,847            28,327
  Securities lending, net of related expenses ........................           18,706            42,668            13,830
                                                                           -------------------------------------------------
                                                                                260,246         3,122,991         5,857,876
                                                                           -------------------------------------------------
  Less foreign taxes withheld at source ..............................                            (93,631)          (23,539)
                                                                           -------------------------------------------------
    Total income .....................................................          260,246         3,029,360         5,834,337
                                                                           -------------------------------------------------

  Expenses
  Management fees ....................................................          827,096         3,000,826         2,695,675
  Audit fees .........................................................           39,000            40,000            49,000
  Custodian fees .....................................................           97,000           120,000           195,000
  Registration fees ..................................................           19,000            14,000            18,000
  Legal fees .........................................................           31,000           129,000           135,000
  Trustees' fees .....................................................            3,000            16,350            10,000
  Transfer agent fees ................................................           81,000           450,010           387,000
  Insurance fees .....................................................            2,000            15,000            10,044
  Other expenses .....................................................            4,275            26,585            21,300
                                                                           -------------------------------------------------
    Total expenses ...................................................        1,103,371         3,811,771         3,521,019
                                                                           -------------------------------------------------
      Less fees waived ...............................................
                                                                           -------------------------------------------------
      Net expenses ...................................................        1,103,371         3,811,771         3,521,019
                                                                           -------------------------------------------------
      Net investment income (loss) ...................................         (843,125)         (782,411)        2,313,318
                                                                           -------------------------------------------------

  Net Realized and Unrealized Gain (Loss) on Investments, Futures,
  Written Options, Forward Contracts and Foreign Currency
  Net realized gain (loss) on:
    Investments (net of foreign taxes of $5,273) .....................       10,260,145        20,588,115        30,259,194
    Futures ..........................................................
    Written Options ..................................................                              5,090
    Foreign denominated other assets, liabilities & currency .........                                              (13,145)
    Net increase from payments by affiliates .........................
  Increase (decrease) in net unrealized appreciation .................
  (depreciation) on: .................................................
    Investments (net of deferred foreign taxes of $12,336) ...........        6,059,645        49,880,046        17,237,919
    Futures ..........................................................
    Written Options ..................................................                             (1,738)
    Foreign denominated other assets, liabilities & currency .........                                                 (186)
                                                                           -------------------------------------------------
    Net gain (loss) ..................................................       16,319,790        70,471,513        47,483,782
                                                                           -------------------------------------------------
  Net increase (decrease) in net assets resulting from operations ....     $ 15,476,665      $ 69,689,102      $ 49,797,100
                                                                           =================================================
----------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
                                                                                                               Short-Term
                                                                               Asset            Fixed          Government
                                                                            Allocation          Income         Securities
---------------------------------------------------------------------------------------------------------------------------
Investment Income
  Dividends ..........................................................     $  1,627,968      $     15,312      $    31,192
  Interest ...........................................................        1,418,563        11,111,910        4,953,397
  Securities lending, net of related expenses ........................           15,115            50,422
                                                                           ------------------------------------------------
                                                                              3,061,646        11,177,644        4,984,589
                                                                           ------------------------------------------------
  Less foreign taxes withheld at source ..............................              (11)             (373)
                                                                           ------------------------------------------------
    Total income .....................................................        3,061,635        11,177,271        4,984,589
                                                                           ------------------------------------------------

  Expenses
  Management fees ....................................................        1,103,163         1,523,232          601,449
  Audit fees .........................................................           44,000            43,000           36,000
  Custodian fees .....................................................          189,000           243,000           72,000
  Registration fees ..................................................           18,623            15,000           21,000
  Legal fees .........................................................           53,000            98,000           55,000
  Trustees' fees .....................................................            5,621            11,000            6,000
  Transfer agent fees ................................................          199,000           197,000           95,000
  Insurance fees .....................................................            5,000            10,000            5,000
  Other expenses .....................................................           11,127            20,097           12,005
                                                                           ------------------------------------------------
    Total expenses ...................................................        1,628,534         2,160,329          903,454
                                                                           ------------------------------------------------
      Less fees waived ...............................................
                                                                           ------------------------------------------------
      Net expenses ...................................................        1,628,534         2,160,329          903,454
                                                                           ------------------------------------------------
      Net investment income (loss) ...................................        1,433,101         9,016,942        4,081,135
                                                                           ------------------------------------------------

  Net Realized and Unrealized Gain (Loss) on Investments, Futures,
  Written Options, Forward Contracts and Foreign Currency
  Net realized gain (loss) on:
    Investments (net of foreign taxes of $5,273) .....................            2,255         4,420,972       (1,665,517)
    Futures ..........................................................        6,287,213
    Written Options ..................................................           40,452
    Foreign denominated other assets, liabilities & currency .........                            355,082
    Net increase from payments by affiliates .........................
  Increase (decrease) in net unrealized appreciation .................
  (depreciation) on: .................................................
    Investments (net of deferred foreign taxes of $12,336) ...........        9,841,149        (7,823,286)      (3,075,838)
    Futures ..........................................................        1,147,014
    Written Options ..................................................           86,844
    Foreign denominated other assets, liabilities & currency .........                           (624,169)
                                                                           ------------------------------------------------
    Net gain (loss) ..................................................       17,404,927        (3,671,401)      (4,741,355)
                                                                           ------------------------------------------------
  Net increase (decrease) in net assets resulting from operations ....     $ 18,838,028      $  5,345,541      $  (660,220)
                                                                           ================================================
---------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
                                                                             Money
                                                                             Market
--------------------------------------------------------------------------------------
Investment Income
  Dividends ..........................................................
  Interest ...........................................................     $2,524,276
  Securities lending, net of related expenses ........................
                                                                           -----------
                                                                            2,524,276
                                                                           -----------
  Less foreign taxes withheld at source ..............................
                                                                           -----------
    Total income .....................................................      2,524,276
                                                                           -----------

  Expenses
  Management fees ....................................................        676,679
  Audit fees .........................................................         32,000
  Custodian fees .....................................................         99,000
  Registration fees ..................................................         14,000
  Legal fees .........................................................         71,000
  Trustees' fees .....................................................          8,000
  Transfer agent fees ................................................        220,000
  Insurance fees .....................................................          8,000
  Other expenses .....................................................         15,000
                                                                           -----------
    Total expenses ...................................................      1,143,679
                                                                           -----------
      Less fees waived ...............................................
                                                                           -----------
      Net expenses ...................................................      1,143,679
                                                                           -----------
      Net investment income (loss) ...................................      1,380,597
                                                                           -----------

  Net Realized and Unrealized Gain (Loss) on Investments, Futures,
  Written Options, Forward Contracts and Foreign Currency
  Net realized gain (loss) on:
    Investments (net of foreign taxes of $5,273) .....................
    Futures ..........................................................
    Written Options ..................................................
    Foreign denominated other assets, liabilities & currency .........
    Net increase from payments by affiliates .........................
  Increase (decrease) in net unrealized appreciation .................
  (depreciation) on: .................................................
    Investments (net of deferred foreign taxes of $12,336) ...........
    Futures ..........................................................
    Written Options ..................................................
    Foreign denominated other assets, liabilities & currency .........
                                                                           -----------
    Net gain (loss) ..................................................
                                                                           -----------
  Net increase (decrease) in net assets resulting from operations ....     $1,380,597
                                                                           ===========
--------------------------------------------------------------------------------------

See notes to financial statements

                                                          www.PreferredGroup.com

                                     30 & 31


The Preferred Group of Mutual Funds Statements of Changes in Net Assets June 30, 2004

------------------------------------------------------------------------------------------------------------------------------------

                                                                       International Growth                      International Value

------------------------------------------------------------------------------------------------------------------------------------
                                                                   Year Ended       Year Ended        Year Ended        Year Ended
                                                                     6/30/04          6/30/03           6/30/04           6/30/03
                                                                  ------------------------------------------------------------------
Increase (Decrease) in Net Assets
  Operations:
  Net investment income (loss) ................................   $    (47,486)    $     51,671     $   6,529,549     $   3,778,052
  Net realized gain (loss) on investments, futures, written
    options, forward contracts, & foreign denominated
    other assets, liabilities & currency ......................      2,610,480       (5,767,774)       22,285,738        (1,414,020)
  Increase (decrease) in net unrealized appreciation
    (depreciation) on investments, futures, written options,
    forward contracts, & foreign denominated other assets,
    liabilities & currency ....................................      1,933,484        1,416,241        71,879,087       (11,374,837)
                                                                  ------------------------------------------------------------------
      Net increase (decrease) in net assets
        resulting from operations .............................      4,496,478       (4,299,862)      100,694,374        (9,010,805)
                                                                  ------------------------------------------------------------------
  Distributions to shareholders from:
    Net investment income .....................................                                        (3,624,933)         (928,333)
    Short-term capital gains ..................................                                                            (150,745)
    Long-term capital gains ...................................                                                            (267,091)
    In excess of net investment income (loss) .................
                                                                  ------------------------------------------------------------------
                                                                                                       (3,624,933)       (1,346,169)
                                                                  ------------------------------------------------------------------
  Fund share transactions:
    Receipts for shares sold ..................................     62,789,284       32,676,962       326,925,376       579,458,347
    Value of distributions reinvested .........................                                         3,362,093         1,165,497
    Cost of shares redeemed ...................................    (49,056,509)     (29,621,482)     (156,161,314)     (535,625,664)
                                                                  ------------------------------------------------------------------
      Net increase (decrease) in net assets
        from fund share transactions ..........................     13,732,775        3,055,480       174,126,155        44,998,180
                                                                  ------------------------------------------------------------------
          Total increase (decrease) ...........................     18,229,253       (1,244,382)      271,195,596        34,641,206

Net Assets
    Beginning of period .......................................     22,911,932       24,156,314       251,802,359       217,161,153
                                                                  ------------------------------------------------------------------
    End of period .............................................   $ 41,141,185     $ 22,911,932     $ 522,997,955     $ 251,802,359
                                                                  ==================================================================
    Undistributed (distributions in excess of)
      net investment income (loss) at end of period ...........   $   (733,364)    $   (635,649)    $   6,219,902     $   3,624,932
                                                                  ==================================================================

Number of Fund Shares
    Sold ......................................................      8,402,493        5,224,640        23,944,870        56,279,212
    Issued for distributions reinvested .......................                                           242,391           114,153
    Redeemed ..................................................     (6,602,893)      (4,706,880)      (11,779,173)      (51,682,080)
                                                                  ------------------------------------------------------------------
      Net increase (decrease) in shares outstanding ...........      1,799,600          517,760        12,408,088         4,711,285
  Outstanding at:
    Beginning of period .......................................      3,585,128        3,067,368        22,482,761        17,771,476
                                                                  ------------------------------------------------------------------
    End of period .............................................      5,384,728        3,585,128        34,890,849        22,482,761
                                                                  ==================================================================
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

                                                                          Small Cap Growth                   Mid Cap Growth

------------------------------------------------------------------------------------------------------------------------------------
                                                                    Year Ended       Year Ended        Year Ended       Year Ended
                                                                      6/30/04          6/30/03           6/30/04          6/30/03
                                                                  ------------------------------------------------------------------
Increase (Decrease) in Net Assets
  Operations:
  Net investment income (loss) ................................   $  (1,117,216)    $   (416,339)    $    (843,125)    $   (409,317)
  Net realized gain (loss) on investments, futures, written
    options, forward contracts, & foreign denominated
    other assets, liabilities & currency ......................      15,205,734       (4,951,417)       10,260,145       (4,332,837)
  Increase (decrease) in net unrealized appreciation
    (depreciation) on investments, futures, written options,
    forward contracts, & foreign denominated other assets,
    liabilities & currency ....................................      10,705,809        7,519,520         6,059,645        7,069,701
                                                                  ------------------------------------------------------------------
      Net increase (decrease) in net assets
        resulting from operations .............................      24,794,327        2,151,764        15,476,665        2,327,547
                                                                  ------------------------------------------------------------------
  Distributions to shareholders from:
    Net investment income .....................................
    Short-term capital gains ..................................
    Long-term capital gains ...................................
    In excess of net investment income (loss) .................
                                                                  ------------------------------------------------------------------

                                                                  ------------------------------------------------------------------
  Fund share transactions:
    Receipts for shares sold ..................................      77,130,443       26,950,707        57,464,406       25,554,807
    Value of distributions reinvested .........................           3,532
    Cost of shares redeemed ...................................     (39,649,869)     (16,539,172)      (20,094,960)      (9,670,862)
                                                                  ------------------------------------------------------------------
      Net increase (decrease) in net assets
        from fund share transactions ..........................      37,484,106       10,411,535        37,369,446       15,883,945
                                                                  ------------------------------------------------------------------
          Total increase (decrease) ...........................      62,278,433       12,563,299        52,846,111       18,211,492

Net Assets
    Beginning of period .......................................      58,519,402       45,956,103        48,018,289       29,806,797
                                                                  ------------------------------------------------------------------
    End of period .............................................   $ 120,797,835     $ 58,519,402     $ 100,864,400     $ 48,018,289
                                                                  ==================================================================
    Undistributed (distributions in excess of)
      net investment income (loss) at end of period ...........
                                                                  ==================================================================

Number of Fund Shares
    Sold ......................................................       9,638,990        4,751,791         6,191,254        3,603,306
    Issued for distributions reinvested .......................             420
    Redeemed ..................................................      (4,868,804)      (3,119,517)       (2,164,899)      (1,433,239)
                                                                  ------------------------------------------------------------------
      Net increase (decrease) in shares outstanding ...........       4,770,606        1,632,274         4,026,355        2,170,067
  Outstanding at:
    Beginning of period .......................................       9,023,237        7,390,963         6,114,997        3,944,930
                                                                  ------------------------------------------------------------------
    End of period .............................................      13,793,843        9,023,237        10,141,352        6,114,997
                                                                  ==================================================================
------------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

                                                                           Large Cap Growth

---------------------------------------------------------------------------------------------------
                                                                     Year Ended        Year Ended
                                                                       6/30/04           6/30/03
                                                                   --------------------------------
Increase (Decrease) in Net Assets
  Operations:
  Net investment income (loss) ................................    $    (782,411)    $     266,000
  Net realized gain (loss) on investments, futures, written
    options, forward contracts, & foreign denominated
    other assets, liabilities & currency ......................       20,593,205       (66,616,683)
  Increase (decrease) in net unrealized appreciation
    (depreciation) on investments, futures, written options,
    forward contracts, & foreign denominated other assets,
    liabilities & currency ....................................       49,878,308        44,784,499
                                                                   --------------------------------
      Net increase (decrease) in net assets
        resulting from operations .............................       69,689,102       (21,566,184)
                                                                   --------------------------------
  Distributions to shareholders from:
    Net investment income .....................................         (266,000)
    Short-term capital gains ..................................
    Long-term capital gains ...................................
    In excess of net investment income (loss) .................
                                                                   --------------------------------
                                                                        (266,000)
                                                                   --------------------------------
  Fund share transactions:
    Receipts for shares sold ..................................       78,815,778        57,701,325
    Value of distributions reinvested .........................          268,572
    Cost of shares redeemed ...................................     (113,245,219)      (76,254,945)
                                                                   --------------------------------
      Net increase (decrease) in net assets
        from fund share transactions ..........................      (34,160,869)      (18,553,620)
                                                                   --------------------------------
          Total increase (decrease) ...........................       35,262,233       (40,119,804)

Net Assets
    Beginning of period .......................................      375,057,897       415,177,701
                                                                   --------------------------------
    End of period .............................................    $ 410,320,130     $ 375,057,897
                                                                   ================================
    Undistributed (distributions in excess of)
      net investment income (loss) at end of period ...........                      $     266,000
                                                                   ================================

Number of Fund Shares
    Sold ......................................................        7,377,848         6,418,077
    Issued for distributions reinvested .......................           24,590
    Redeemed ..................................................      (10,659,148)       (8,705,066)
                                                                   --------------------------------
      Net increase (decrease) in shares outstanding ...........       (3,256,710)       (2,286,989)
  Outstanding at:
    Beginning of period .......................................       39,085,958        41,372,947
                                                                   --------------------------------
    End of period .............................................       35,829,248        39,085,958
                                                                   ================================
---------------------------------------------------------------------------------------------------

See notes to financial statements

                                                          www.PreferredGroup.com

                                     32 & 33


The Preferred Group of Mutual Funds Statements of Changes in Net Assets June 30, 2004

------------------------------------------------------------------------------------------------------------------------------------

                                                                             Value                          Asset Allocation

------------------------------------------------------------------------------------------------------------------------------------
                                                                  Year Ended        Year Ended        Year Ended        Year Ended
                                                                   6/30/04           6/30/03           6/30/04           6/30/03
                                                                --------------------------------------------------------------------
Increase (Decrease) in Net Assets
  Operations:
  Net investment income (loss) ................................ $   2,313,318     $   3,745,905     $   1,433,101     $   1,404,474
  Net realized gain (loss) on investments, futures, written
    options, forward contracts, & foreign denominated
    other assets, liabilities & currency ......................    30,246,049        30,999,629         6,329,920        (4,294,150)
  Increase (decrease) in net unrealized appreciation
    (depreciation) on investments, futures, written options,
    forward contracts, & foreign denominated other assets,
    liabilities & currency ....................................    17,237,733       (44,842,078)       11,075,007         5,143,476
                                                                --------------------------------------------------------------------
      Net increase (decrease) in net assets
        resulting from operations .............................    49,797,100       (10,096,544)       18,838,028         2,253,800
                                                                --------------------------------------------------------------------
  Distributions to shareholders from:
    Net investment income .....................................    (3,320,000)       (3,400,000)       (1,441,823)       (1,404,474)
    Short-term capital gains ..................................    (3,648,040)
    Long-term capital gains ...................................   (32,424,554)       (7,005,059)
    In excess of net investment income (loss) .................
                                                                --------------------------------------------------------------------
                                                                  (39,392,594)      (10,405,059)       (1,441,823)       (1,404,474)
                                                                --------------------------------------------------------------------
  Fund share transactions:
    Receipts for shares sold ..................................    70,338,074        36,533,929        66,111,379        23,134,221
    Value of distributions reinvested .........................    39,279,502         9,114,057         1,425,158         1,385,947
    Cost of shares redeemed ...................................   (84,452,407)      (64,478,340)      (33,875,252)      (32,133,573)
                                                                --------------------------------------------------------------------
      Net increase (decrease) in net assets
        from fund share transactions ..........................    25,165,169       (18,830,354)       33,661,285        (7,613,405)
                                                                --------------------------------------------------------------------
          Total increase (decrease) ...........................    35,569,675       (39,331,957)       51,057,490        (6,764,079)

Net Assets
    Beginning of period .......................................   288,431,408       327,763,365       123,591,833       130,355,912
                                                                --------------------------------------------------------------------
    End of period ............................................. $ 324,001,083     $ 288,431,408     $ 174,649,323     $ 123,591,833
                                                                ====================================================================
    Undistributed (distributions in excess of)
      net investment income (loss) at end of period ........... $     837,590     $   1,796,896                       $       2,369
                                                                ====================================================================

Number of Fund Shares
    Sold ......................................................     4,300,630         2,406,988         5,450,552         2,217,014
    Issued for distributions reinvested .......................     2,514,693           610,521           115,070           137,186
    Redeemed ..................................................    (5,221,051)       (4,291,659)       (2,766,181)       (3,140,778)
                                                                --------------------------------------------------------------------
      Net increase (decrease) in shares outstanding ...........     1,594,272        (1,274,150)        2,799,441          (786,578)
  Outstanding at:
    Beginning of period .......................................    18,126,371        19,400,521        10,964,652        11,751,230
                                                                --------------------------------------------------------------------
    End of period .............................................    19,720,643        18,126,371        13,764,093        10,964,652
                                                                ====================================================================

------------------------------------------------------------------------------------------------------------------------------------

                                                                          Fixed Income                    Short-Term Government
                                                                                                               Securities
------------------------------------------------------------------------------------------------------------------------------------
                                                                  Year Ended        Year Ended        Year Ended        Year Ended
                                                                   6/30/04           6/30/03           6/30/04           6/30/03
                                                                --------------------------------------------------------------------
Increase (Decrease) in Net Assets
  Operations:
  Net investment income (loss) ................................ $   9,016,942     $   7,746,832     $   4,081,135     $   4,063,583
  Net realized gain (loss) on investments, futures, written
    options, forward contracts, & foreign denominated
    other assets, liabilities & currency ......................     4,776,054         7,769,720        (1,665,517)        1,578,897
  Increase (decrease) in net unrealized appreciation
    (depreciation) on investments, futures, written options,
    forward contracts, & foreign denominated other assets,
    liabilities & currency ....................................    (8,447,455)       11,605,836        (3,075,838)          820,887
                                                                --------------------------------------------------------------------
      Net increase (decrease) in net assets
        resulting from operations .............................     5,345,541        27,122,388          (660,220)        6,463,367
                                                                --------------------------------------------------------------------
  Distributions to shareholders from:
    Net investment income .....................................    (9,142,261)       (7,746,832)       (4,081,135)       (4,063,583)
    Short-term capital gains ..................................    (2,616,022)         (668,667)         (581,795)
    Long-term capital gains ...................................    (1,835,329)          (77,425)         (542,259)
    In excess of net investment income (loss) .................
                                                                --------------------------------------------------------------------
                                                                  (13,593,612)       (8,492,924)       (5,205,189)       (4,063,583)
                                                                --------------------------------------------------------------------
  Fund share transactions:
    Receipts for shares sold ..................................    89,330,228       109,964,451        81,008,792        59,364,547
    Value of distributions reinvested .........................    13,571,782         8,471,105         5,195,289         4,044,560
    Cost of shares redeemed ...................................   (70,966,428)      (49,219,612)      (38,030,060)      (45,366,310)
                                                                --------------------------------------------------------------------
      Net increase (decrease) in net assets
        from fund share transactions ..........................    31,935,582        69,215,944        48,174,021        18,042,797
                                                                --------------------------------------------------------------------
          Total increase (decrease) ...........................    23,687,511        87,845,408        42,308,612        20,442,581

Net Assets
    Beginning of period .......................................   290,829,784       202,984,376       139,434,554       118,991,973
                                                                --------------------------------------------------------------------
    End of period ............................................. $ 314,517,295     $ 290,829,784     $ 181,743,166     $ 139,434,554
                                                                ====================================================================
    Undistributed (distributions in excess of)
      net investment income (loss) at end of period ........... $     913,152
                                                                ====================================================================

Number of Fund Shares
    Sold ......................................................     8,223,780        10,372,342         8,090,385         5,874,939
    Issued for distributions reinvested .......................     1,254,452           799,176           521,853           399,468
    Redeemed ..................................................    (6,601,881)       (4,659,645)       (3,802,771)       (4,486,437)
                                                                --------------------------------------------------------------------
      Net increase (decrease) in shares outstanding ...........     2,876,351         6,511,873         4,809,467         1,787,970
  Outstanding at:
    Beginning of period .......................................    26,488,197        19,976,324        13,732,505        11,944,535
                                                                --------------------------------------------------------------------
    End of period .............................................    29,364,548        26,488,197        18,541,972        13,732,505
                                                                ====================================================================
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------

                                                                         Money Market

------------------------------------------------------------------------------------------------
                                                                  Year Ended        Year Ended
                                                                   6/30/04           6/30/03
                                                                --------------------------------
Increase (Decrease) in Net Assets
  Operations:
  Net investment income (loss) ................................ $   1,380,597     $   2,033,549
  Net realized gain (loss) on investments, futures, written
    options, forward contracts, & foreign denominated
    other assets, liabilities & currency ......................
  Increase (decrease) in net unrealized appreciation
    (depreciation) on investments, futures, written options,
    forward contracts, & foreign denominated other assets,
    liabilities & currency ....................................
                                                                --------------------------------
      Net increase (decrease) in net assets
        resulting from operations .............................     1,380,597         2,033,549
                                                                --------------------------------
  Distributions to shareholders from:
    Net investment income .....................................    (1,380,597)       (2,033,549)
    Short-term capital gains ..................................
    Long-term capital gains ...................................
    In excess of net investment income (loss)
                                                                --------------------------------
                                                                   (1,380,597)       (2,033,549)
                                                                --------------------------------
  Fund share transactions:
    Receipts for shares sold ..................................   222,430,746       207,724,852
    Value of distributions reinvested .........................     1,379,126         2,030,656
    Cost of shares redeemed ...................................  (215,831,735)     (189,034,923)
                                                                --------------------------------
      Net increase (decrease) in net assets
        from fund share transactions ..........................     7,978,137        20,720,585
                                                                --------------------------------
          Total increase (decrease) ...........................     7,978,137        20,720,585

Net Assets
    Beginning of period .......................................   208,829,549       188,108,964
                                                                --------------------------------
    End of period ............................................. $ 216,807,686     $ 208,829,549
                                                                ================================
    Undistributed (distributions in excess of)
      net investment income (loss) at end of period ...........
                                                                ================================

Number of Fund Shares
    Sold ......................................................   222,430,746       207,724,852
    Issued for distributions reinvested .......................     1,379,126         2,030,656
    Redeemed ..................................................  (215,831,735)     (189,034,923)
                                                                --------------------------------
      Net increase (decrease) in shares outstanding ...........     7,978,137        20,720,585
  Outstanding at:
    Beginning of period .......................................   208,829,549       188,108,964
                                                                --------------------------------
    End of period .............................................   216,807,686       208,829,549
                                                                ================================
------------------------------------------------------------------------------------------------

See notes to financial statements

                                                          www.PreferredGroup.com

34


The Preferred Group of Mutual Funds  Financial Highlights  June 30, 2004

Selected data for a share of beneficial interest outstanding throughout the year

                                       -----------------------------------------------------------------------------------
                                        Income (Loss) From Investment Operations            Less Distributions
--------------------------------------------------------------------------------------------------------------------------
                                                           Net
                         Net Asset         Net          Realized          Total                  From Net
                          Value,       Investment          and            from      From Net     Realized      In Excess
                         Beginning       Income        Unrealized      Investment  Investment    Gains on     of Realized
                          of Year        (Loss)        Gain (Loss)     Operations    Income     Investments      Gains
--------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL GROWTH
--------------------------------------------------------------------------------------------------------------------------
Year Ended June 30,
  2001+                    $10.00        $ (0.01)       $ (0.29)        $ (0.30)     $   --       $   --        $   --
  2002                       9.70          (0.01)         (1.81)          (1.82)         --           --            --
  2003                       7.88           0.02          (1.51)          (1.49)         --           --            --
  2004                       6.39          (0.01)          1.26            1.25          --           --            --

--------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL VALUE
--------------------------------------------------------------------------------------------------------------------------
Year Ended June 30,
  2000                      16.63           0.37           1.98            2.35       (0.23)       (0.64)           --
  2001                      18.11           0.16          (1.06)          (0.90)      (0.35)       (2.91)           --
  2002                      13.95           0.19          (0.44)          (0.25)      (0.24)       (1.24)           --
  2003                      12.22           0.18          (1.13)          (0.95)      (0.05)       (0.02)           --
  2004                      11.20           0.24           3.68            3.92       (0.13)          --            --

--------------------------------------------------------------------------------------------------------------------------
SMALL CAP GROWTH
--------------------------------------------------------------------------------------------------------------------------
Year Ended June 30,
  2000                      12.05           0.02           0.61            0.63       (0.01)          --            --
  2001                      12.65          (0.08)         (4.05)          (4.13)         --           --            --
  2002                       8.52          (0.07)         (2.23)          (2.30)         --           --            --
  2003                       6.22          (0.06)          0.33            0.27          --           --            --
  2004                       6.49          (0.09)          2.36            2.27          --           --            --

--------------------------------------------------------------------------------------------------------------------------
MID CAP GROWTH
--------------------------------------------------------------------------------------------------------------------------
Year Ended June 30,
  2001+                     10.00          (0.05)          2.48            2.43          --           --            --
  2002                      12.43          (0.09)         (3.93)          (4.02)         --        (0.85)           --
  2003                       7.56          (0.09)          0.38            0.29          --           --^^          --
  2004                       7.85          (0.10)          2.20            2.10          --           --            --

--------------------------------------------------------------------------------------------------------------------------
LARGE CAP GROWTH
--------------------------------------------------------------------------------------------------------------------------
Year Ended June 30,
  2000                      22.88           0.00           6.64            6.64          --        (3.09)           --
  2001                      26.43          (0.02)         (7.36)          (7.38)         --        (5.83)           --
  2002                      13.22           0.00          (3.18)          (3.18)         --^^         --            --
  2003                      10.04           0.01          (0.45)          (0.44)         --           --            --
  2004                       9.60          (0.02)          1.88            1.86       (0.01)          --            --
--------------------------------------------------------------------------------------------------------------------------

Net investment income (loss) per share has been calculated based on an average of month-end shares outstanding.

(1) Total return at net asset value assumes reinvestment of dividends and capital gains distributions.

 +    For the period 4/2/01 (commencement of operations) - 6/30/01.

++    Not annualized

^^    Distribution represents less than $0.01 per share.

See notes to financial statements

                          ------------------------------
                            In Excess                       Net Asset      Total
                             of Net                          Value,      Return at
                           Investment          Total         End of      Net Asset      Net Assets,
                          Income (Loss)    Distributions      Year       Value(1)       End of Year
----------------------------------------------------------------------------------------------------
INTERNATIONAL GROWTH
----------------------------------------------------------------------------------------------------
Year Ended June 30,
  2001+                     $    --          $    --         $ 9.70        (3.00%)++   $ 24,908,857
  2002                           --               --           7.88       (18.76%)       24,156,314
  2003                           --               --           6.39       (18.91%)       22,911,932
  2004                           --               --           7.64        19.56%        41,141,185

----------------------------------------------------------------------------------------------------
INTERNATIONAL VALUE
----------------------------------------------------------------------------------------------------
Year Ended June 30,
  2000                           --            (0.87)         18.11        14.15%       345,919,973
  2001                           --            (3.26)         13.95        (5.51%)      312,147,220
  2002                           --            (1.48)         12.22        (0.75%)      217,161,153
  2003                           --            (0.07)         11.20        (7.75%)##    251,802,359
  2004                           --            (0.13)         14.99        35.14%##     522,997,955

----------------------------------------------------------------------------------------------------
SMALL CAP GROWTH
----------------------------------------------------------------------------------------------------
Year Ended June 30,
  2000                        (0.02)           (0.03)         12.65         5.22%       118,388,579
  2001                           --               --           8.52       (32.65%)       95,760,903
  2002                           --               --           6.22       (26.99%)       45,956,103
  2003                           --               --           6.49         4.34%        58,519,402
  2004                           --               --           8.76        34.98%       120,797,835

----------------------------------------------------------------------------------------------------
MID CAP GROWTH
----------------------------------------------------------------------------------------------------
Year Ended June 30,
  2001+                          --               --          12.43        24.30%++      33,528,389
  2002                           --            (0.85)          7.56       (33.77%)       29,806,797
  2003                           --               --           7.85         3.84%        48,018,289
  2004                           --               --           9.95        26.75%       100,864,400

----------------------------------------------------------------------------------------------------
LARGE CAP GROWTH
----------------------------------------------------------------------------------------------------
Year Ended June 30,
  2000                           --            (3.09)         26.43        30.00%       844,915,684
  2001                           --            (5.83)         13.22       (30.38%)      587,565,012
  2002                           --               --          10.04       (24.13%)      415,177,701
  2003                           --               --           9.60        (4.29%)      375,057,897
  2004                           --            (0.01)         11.45        19.35%       410,320,130
----------------------------------------------------------------------------------------------------


                               --------------------------------------
                                     Ratios to Average Net Assets
-------------------------------------------------------------------------------------
                                              Operating
                                               Expenses        Net
                                                Before      Investment    Portfolio
                               Operating      Voluntary       Income       Turnover
                                Expenses        Waiver        (Loss)         Rate
-------------------------------------------------------------------------------------
INTERNATIONAL GROWTH
-------------------------------------------------------------------------------------
Year Ended June 30,
  2001+                           0.77%++          --         (0.06%)++     42.68%++
  2002                            1.90%            --         (0.15%)      160.30%
  2003                            2.02%            --          0.25%       162.33%
  2004                            1.91%            --         (0.14%)      126.96%

-------------------------------------------------------------------------------------
INTERNATIONAL VALUE
-------------------------------------------------------------------------------------
Year Ended June 30,
  2000                            1.20%            --          2.32%        28.96%
  2001                            1.20%            --          1.02%        29.48%
  2002                            1.26%            --          0.90%        43.45%
  2003                            1.03%###       1.27%###      1.71%        23.04%
  2004                            1.02%###       1.27%###      1.75%        30.59%

-------------------------------------------------------------------------------------
SMALL CAP GROWTH
-------------------------------------------------------------------------------------
Year Ended June 30,
  2000                            1.11%            --         (0.39%)      236.49%
  2001                            1.26%            --         (0.81%)      183.26%
  2002                            1.37%            --         (0.98%)      193.79%
  2003                            1.50%            --         (1.04%)      189.87%
  2004                            1.35%            --         (1.08%)      166.73%

-------------------------------------------------------------------------------------
MID CAP GROWTH
-------------------------------------------------------------------------------------
Year Ended June 30,
  2001+                           0.61%++          --         (0.47%)++     95.83%++
  2002                            1.47%            --         (1.11%)      246.60%
  2003                            1.62%            --         (1.33%)      203.95%
  2004                            1.33%            --         (1.01%)      157.19%

-------------------------------------------------------------------------------------
LARGE CAP GROWTH
-------------------------------------------------------------------------------------
Year Ended June 30,
  2000                            0.83%            --         (0.31%)       72.50%
  2001                            0.85%            --         (0.14%)       95.12%
  2002                            0.87%            --         (0.04%)       72.56%
  2003                            0.94%            --          0.08%        65.10%
  2004                            0.95%            --         (0.20%)       75.13%

-------------------------------------------------------------------------------------

## The fund's performance would have been lower if a portion of the management fee (0.25%) had not been waived beginning July 1, 2002.

### The operating expenses would have been higher if a portion of the management fee had not been waived beginning July 1, 2002.


                                                          www.PreferredGroup.com

36


The Preferred Group of Mutual Funds  Financial Highlights  June 30, 2004

Selected data for a share of beneficial interest outstanding throughout the year

                                     Income (Loss) From Investment Operations              Less Distributions
                                    ---------------------------------------------------------------------------------------
                                                       Net
                        Net Asset        Net         Realized        Total                        From Net
                          Value,      Investment       and            from         From Net       Realized      In Excess
                        Beginning       Income      Unrealized     Investment     Investment      Gains on     of Realized
                         of Year        (Loss)     Gain (Loss)     Operations       Income      Investments       Gains
---------------------------------------------------------------------------------------------------------------------------
VALUE
---------------------------------------------------------------------------------------------------------------------------
Year Ended June 30,
  2000                   $26.80         $0.16        $(1.59)        $(1.43)        $(0.17)        $(3.25)        $   --
  2001                    21.95          0.18          2.33           2.51          (0.16)         (2.68)            --
  2002                    21.62          0.16         (3.19)         (3.03)         (0.17)         (1.53)            --
  2003                    16.89          0.20         (0.61)         (0.41)         (0.19)         (0.38)            --
  2004                    15.91          0.12          2.74           2.86          (0.20)         (2.14)            --

---------------------------------------------------------------------------------------------------------------------------
ASSET ALLOCATION
---------------------------------------------------------------------------------------------------------------------------
Year Ended June 30,
  2000                    16.81          0.57          0.33           0.90          (0.57)         (0.37)            --
  2001                    16.77          0.45         (1.20)         (0.75)         (0.45)         (2.01)            --
  2002                    13.56          0.20         (1.46)         (1.26)         (0.20)         (1.01)            --
  2003                    11.09          0.13          0.18           0.31          (0.13)            --             --
  2004                    11.27          0.11          1.42           1.53          (0.11)            --             --

---------------------------------------------------------------------------------------------------------------------------
FIXED INCOME
---------------------------------------------------------------------------------------------------------------------------
Year Ended June 30,
  2000                     9.76          0.59         (0.25)          0.34          (0.59)            --             --
  2001                     9.51          0.62          0.38           1.00          (0.60)            --             --
  2002                     9.90          0.45          0.26           0.71          (0.45)            --             --
  2003                    10.16          0.33          0.86           1.19          (0.34)         (0.03)            --
  2004                    10.98          0.32         (0.10)          0.22          (0.33)         (0.16)            --

---------------------------------------------------------------------------------------------------------------------------
SHORT-TERM GOVERNMENT SECURITIES
---------------------------------------------------------------------------------------------------------------------------
Year Ended June 30,
  2000                     9.61          0.52         (0.10)          0.42          (0.52)            --             --
  2001                     9.51          0.58          0.23           0.81          (0.57)            --             --
  2002                     9.75          0.40          0.21           0.61          (0.40)            --             --
  2003                     9.96          0.31          0.19           0.50          (0.31)            --             --
  2004                    10.15          0.24         (0.29)         (0.05)         (0.24)         (0.06)            --

---------------------------------------------------------------------------------------------------------------------------
MONEY MARKET
---------------------------------------------------------------------------------------------------------------------------
Year Ended June 30,
  2000                     1.00          0.05            --           0.05          (0.05)            --             --
  2001                     1.00          0.06            --           0.06          (0.06)            --             --
  2002                     1.00          0.02            --           0.02          (0.02)            --             --
  2003                     1.00          0.01            --           0.01          (0.01)            --             --
  2004                     1.00          0.01            --           0.01          (0.01)            --             --

---------------------------------------------------------------------------------------------------------------------------

Net investment income (loss) per share has been calculated based on an average of month-end shares outstanding.

See notes to financial statements

                      -----------------------------
                         In Excess                    Net Asset      Total
                          of Net                       Value,      Return at
                        Investment        Total        End of      Net Asset    Net Assets,
                       Income (Loss)  Distributions     Year       Value(1)     End of Year
---------------------------------------------------------------------------------------------
VALUE
---------------------------------------------------------------------------------------------
Year Ended June 30,
  2000                    $   --         $(3.42)       $21.95        (5.19%)    $341,272,045
  2001                        --          (2.84)        21.62        11.78%      403,458,824
  2002                        --          (1.70)        16.89       (14.69%)     327,763,365
  2003                        --          (0.57)        15.91        (2.21%)     288,431,408
  2004                        --          (2.34)        16.43        18.74%)     324,001,083

---------------------------------------------------------------------------------------------
ASSET ALLOCATION
---------------------------------------------------------------------------------------------
Year Ended June 30,
  2000                        --^         (0.94)        16.77         5.60%      216,710,840
  2001                        --          (2.46)        13.56        (5.13%)     158,792,161
  2002                        --          (1.21)        11.09        (9.94%)     130,355,912
  2003                        --          (0.13)        11.27         2.95%      123,591,833
  2004                        --          (0.11)        12.69        13.61%)     174,649,323


---------------------------------------------------------------------------------------------
FIXED INCOME
---------------------------------------------------------------------------------------------
Year Ended June 30,
  2000                        --          (0.59)         9.51         3.62%      167,574,231
  2001                     (0.01)         (0.61)         9.90        10.78%      167,877,396
  2002                        --          (0.45)        10.16         7.25%      202,984,376
  2003                        --          (0.37)        10.98        11.94%      290,829,784
  2004                        --          (0.49)        10.71         1.99%)     314,517,295

---------------------------------------------------------------------------------------------
SHORT-TERM GOVERNMENT SECURITIES
---------------------------------------------------------------------------------------------
Year Ended June 30,
  2000                        --          (0.52)         9.51         4.46%       71,820,435
  2001                        --          (0.57)         9.75         8.64%      100,880,412
  2002                        --          (0.40)         9.96         6.40%      118,991,973
  2003                        --          (0.31)        10.15         5.05%      139,434,554
  2004                        --          (0.30)         9.80        (0.50%)     181,743,166

---------------------------------------------------------------------------------------------
MONEY MARKET
---------------------------------------------------------------------------------------------
Year Ended June 30,
  2000                        --          (0.05)         1.00         5.45%      143,964,773
  2001                        --          (0.06)         1.00         5.69%      197,822,641
  2002                        --          (0.02)         1.00         2.25%      188,108,964
  2003                        --          (0.01)         1.00         1.08%      208,829,549
  2004                        --          (0.01)         1.00         0.62%)     216,807,686

---------------------------------------------------------------------------------------------

                     Ratios to Average Net Assets
                     -----------------------------
                                          Net
                                       Investment     Portfolio
                        Operating        Income        Turnover
                         Expenses        (Loss)          Rate
-----------------------------------------------------------------
VALUE
-----------------------------------------------------------------
Year Ended June 30,
  2000                     0.86%          0.64%          7.75%
  2001                     0.87%          0.81%         25.95%
  2002                     0.87%          0.81%         19.02%
  2003                     1.05%          1.33%        114.06%
  2004                     1.17%          0.77%         79.49%

-----------------------------------------------------------------
ASSET ALLOCATION
-----------------------------------------------------------------
Year Ended June 30,
  2000                     0.89%          3.37%         32.32%
  2001                     0.93%          2.95%         18.72%
  2002                     0.99%          1.60%         13.70%
  2003                     1.11%          1.24%         11.90%
  2004                     1.03%          0.91%         11.79%

-----------------------------------------------------------------
FIXED INCOME
-----------------------------------------------------------------
Year Ended June 30,
  2000                     0.68%          6.20%        253.33%
  2001                     0.69%          6.39%        117.61%
  2002                     0.69%          4.48%        506.61%
  2003                     0.74%          3.18%        665.38%
  2004                     0.71%          2.96%        372.42%

-----------------------------------------------------------------
SHORT-TERM GOVERNMENT SECURITIES
-----------------------------------------------------------------
Year Ended June 30,
  2000                     0.57%          5.46%        120.81%
  2001                     0.54%          5.89%         85.75%
  2002                     0.54%          4.02%        140.06%
  2003                     0.56%          3.04%        115.00%
  2004                     0.53%          2.37%        175.25%

-----------------------------------------------------------------
MONEY MARKET
-----------------------------------------------------------------
Year Ended June 30,
  2000                     0.46%          5.21%          N/A
  2001                     0.47%          5.42%          N/A
  2002                     0.45%          2.23%          N/A
  2003                     0.52%          1.06%          N/A
  2004                     0.51%          0.61%          N/A

-----------------------------------------------------------------

(1) Total return at net asset value assumes reinvestment of dividends and capital gains distributions.

^     Underlying value is less than $(0.01) per share.

++    Not annualized

                                                          www.PreferredGroup.com

38


The Preferred Group of Mutual Funds  Schedule of Investments  June 30, 2004

Preferred International Growth Fund

--------------------------------------------------------------------------------
      COMMON STOCK--95.39%                               SHARES          VALUE
--------------------------------------------------------------------------------

Australia--1.51%

Insurance--0.73%
  Promina Group Limited                                  108,500      $  301,673

Non-Ferrous Metals--0.31%
  BHP Billiton Limited                                    14,409         125,497

Service Industry--0.47%
  Brambles Industries Limited ~                           46,100         192,265
                                                                      ----------

  Total Australia                                                        619,435
                                                                      ----------

Austria--0.73%

Banks--0.73%
  Erste Bank der Oesterreichischen
   Sparkassen AG *                                         1,900         298,788
                                                                      ----------

  Total Austria                                                          298,788
                                                                      ----------

Canada--4.72%

Telecommunications--4.72%
  Research In Motion Limited *                            28,400       1,943,696
                                                                      ----------

  Total Canada                                                         1,943,696
                                                                      ----------

China--3.57%

Oil & Gas--1.80%
  China Petroleum and Chemical
   Corporation ~                                         746,000         272,587
  China Shipping Development
   Limited ~                                             138,000          82,715
  PetroChina Limited ~                                   834,000         384,938
                                                                      ----------
                                                                         740,240
                                                                      ----------

Utilities & Power--1.77%
  Huaneng Power International Inc ~                      816,000         727,105
                                                                      ----------

  Total China                                                          1,467,345
                                                                      ----------

Denmark--2.41%

Marine--0.50%
  A P Moeller Maersk                                          30         206,496

Pharmaceuticals--1.91%
  Novo-Nordisk A/S                                        15,200         783,441
                                                                      ----------

  Total Denmark                                                          989,937
                                                                      ----------
France--7.32%

Apparel & Textiles--1.85%
  LVMH Moet Hennessy Louis
   Vuitton SA                                             10,500         760,368

Automobile Components--0.51%
  Compagnie Generale des
   Etablissements Michelin *                               3,800         210,378

Energy--1.54%
  Technip SA                                               1,700         230,891
  Total SA                                                 2,100         400,840
                                                                      ----------
                                                                         631,731
                                                                      ----------

Health Care--0.48%
  Essilor International SA                                 3,000         196,053

Industrials--0.32%
  Vinci SA *                                               1,300         131,116

Insurance--2.62%
  AXA                                                     49,100       1,082,537
                                                                      ----------

  Total France                                                         3,012,183
                                                                      ----------

Germany--7.83%

Apparel & Textiles--0.87%
  Adidas-Salomon AG                                        3,000         358,596

Consumer Goods--0.87%
  Metro AG                                                 7,500         355,929

Industrial--4.08%
  E.ON AG ~                                                8,500         613,983
  RWE AG                                                  14,700         692,069
  Siemens AG                                               5,200         374,410
                                                                      ----------
                                                                       1,680,462
                                                                      ----------

Pharmaceuticals--0.56%
  Merck & Co Inc                                           3,800         229,125

Software--1.45%
  SAP AG ~                                                 3,600         597,522
                                                                      ----------

  Total Germany                                                        3,221,634
                                                                      ----------
Greece--1.22%

Banks--1.22%
  Alpha Bank AE                                           19,680         501,498
                                                                      ----------

  Total Greece                                                           501,498
                                                                      ----------

Hong Kong--3.18%

Financials--1.04%
  The Bank of East Asia Ltd ~                             70,000         200,585
  The Wharf (Holdings) Limited ~                          80,000         227,701
                                                                      ----------
                                                                         428,286
                                                                      ----------

Real Estate--2.14%
  Sun Hung Kai Properties Limited                        107,000         877,982
                                                                      ----------

Total Hong Kong                                                        1,306,268
                                                                      ----------

--------------------------------------------------------------------------------

See notes to financial statements and notes to schedules of investments

Preferred International Growth Fund continued

--------------------------------------------------------------------------------
           COMMON STOCK                                 SHARES        VALUE
--------------------------------------------------------------------------------

India--0.29%

Consulting Services--0.29%
  Infosys Technologies
   Limited ADR ~                                         1,300    $     120,601
                                                                  -------------

Total India                                                             120,601
                                                                  -------------
Italy--0.32%

Oil & Gas--0.32%
  ENI Lasmo Plc ~                                        6,600          131,204
                                                                  -------------

  Total Italy                                                           131,204
                                                                  -------------

Japan--30.13%

Automobiles--2.74%
  Toyota Motor Corporation                              27,900        1,127,788

Consumer Products--2.98%
  Aeon Co Ltd                                            4,800          192,272
  Fast Retailing Co Ltd                                  3,800          306,864
  ITO-Yokado Co Ltd                                     13,000          555,215
  Marui Co Ltd                                          12,700          170,735
                                                                  -------------
                                                                      1,225,086
                                                                  -------------

Construction Materials--1.79%
  Asahi Glass Company Ltd                               71,000          736,979

Electrical Equipment--3.91%
  Hoya Corporation                                       4,300          449,092
  Kyocera Corporation                                    4,100          347,213
  Mitsubishi Electric Corporation *                     19,000           93,136
  Murata Manufacturing
   Company Ltd                                           5,500          312,863
  Nitto Denko Corp                                       3,900          199,021
  Sharp Corporation                                     13,000          207,225
                                                                  -------------
                                                                      1,608,550
                                                                  -------------

Financials--8.27%
  Acom Co Ltd                                            4,600          298,267
  Aiful Corporation                                      5,850          609,369
  Mitsubishi Tokyo Financial
   Group Inc *                                             125        1,154,602
  ORIX Corporation                                       3,400          388,678
  Sumitomo Mitsui Financial
   Group Inc *~                                            139          950,862
                                                                  -------------
                                                                      3,401,778
                                                                  -------------

Insurance--1.84%
  Millea Holdings Inc                                       51          755,590

Media--0.40%
  Dentsu Inc ~                                              64          164,470

Pharmaceuticals--0.48%
  Eisai Co Ltd                                           6,900          198,143

Real Estate--2.41%
  Mitsubishi Estate Company
   Limited *                                            63,000          780,118
  Sumitomo Realty Development &
   Co Ltd                                               17,000          210,197
                                                                  -------------
                                                                        990,315
                                                                  -------------

Service--5.31%
  Secom Co Ltd                                           7,000          296,401
  Toppan Printing Co Ltd                                33,000          372,719
  Yahoo Japan Corporation *~                               138        1,337,784
  Yamato Transport Co Ltd                               11,000          179,167
                                                                  -------------
                                                                      2,186,071
                                                                  -------------

  Total Japan                                                        12,394,770
                                                                  -------------

Netherlands--2.46%

Electronics--1.51%
  ASML Holding NV *                                     36,800          623,531

Financials--0.95%
  ING Groep NV *                                        16,500          389,914
                                                                  -------------

  Total Netherlands                                                   1,013,445
                                                                  -------------

Norway--2.84%

Oil & Gas--2.84%
  Norsk Hydro ASA                                        5,300          344,494
  Statoil ASA                                           64,900          824,020
                                                                  -------------
                                                                      1,168,514
                                                                  -------------

  Total Norway                                                        1,168,514
                                                                  -------------

Portugal--1.78%

Banks--0.75%
  Banco Comercial Portugues SA *                       131,800          308,247

Telecommunications--1.03%
  Portugal Telecom SGPS SA                              39,400          425,699
                                                                  -------------

  Total Portugal                                                        733,946
                                                                  -------------

Russia--3.06%

Energy--0.70%
  Gazprom ADR ~                                         10,000          287,000

Oil & Gas--1.32%
  LUKOIL                                                 5,200          543,400

Telecommunications--1.04%
  Mobile Telesystems ADR *                               3,500          427,000
                                                                  -------------

  Total Russia                                                        1,257,400
                                                                  -------------

--------------------------------------------------------------------------------

                                                          www.PreferredGroup.com

40


The Preferred Group of Mutual Funds  Schedule of Investments  June 30, 2004

Preferred International Growth Fund continued

--------------------------------------------------------------------------------
         COMMON STOCK                                  SHARES         VALUE
--------------------------------------------------------------------------------

Singapore--0.66%

Electrical Equipment--0.61%
  Flextronics International Ltd *                       15,800    $     252,010

Real Estate--0.05%
  City Developments Limited *                            6,200           19,450
                                                                  -------------

  Total Singapore                                                       271,460
                                                                  -------------

South Korea--2.57%

Household Durables--1.91%
  Samsung Electronics Co Ltd                             1,900          784,336

Service--0.66%
  NCSoft Corporation                                     3,300          273,881
                                                                  -------------

  Total South Korea                                                   1,058,217
                                                                  -------------

Spain--1.04%

Telecommunications--1.04%
  Telefonica SA                                         29,027          429,597
                                                                  -------------

  Total Spain                                                           429,597
                                                                  -------------

Sweden--2.81%

Industrials--0.80%
  VOLVO AB                                               9,400          327,239

Service Industries--0.43%
  Securitas AB                                          14,200          177,358

Telecommunications--1.58%
  Telefonaktiebolaget LM Ericsson *                    220,700          651,015
                                                                  -------------

Total Sweden                                                          1,155,612
                                                                  -------------

Switzerland--4.14%

Banks--1.05%
  UBS AG *                                               6,100          430,006

Insurance--2.30%
  Zurich Financial Services AG *                         6,000          947,759

Pharmaceuticals--0.26%
  Roche Holding AG                                       1,100          108,954

Service Industries--0.53%
  Syngenta AG *                                          2,600          218,069
                                                                  -------------

  Total Switzerland                                                   1,704,788
                                                                  -------------

Thailand--0.37%

Telecommunications--0.37%
  Advanced Info Service Plc
   (Foreign Registered)                                 68,000          151,333
                                                                  -------------

  Total Thailand                                                        151,333
                                                                  -------------

United Kingdom--10.43%

Banks--1.17%
  Standard Chartered Plc                                29,600          481,884

Consumer Goods--2.62%
  GUS Plc                                               18,800          288,168
  NEXT GROUP                                             4,700          121,249
  Reckitt Benckiser Plc                                 23,600          667,866
                                                                  -------------
                                                                      1,077,283
                                                                  -------------

Health Care--1.17%
  Smith & Nephew Plc                                    44,900          483,105

Insurance--0.97%
  Aviva Plc                                             38,500          397,143

Metals & Mining--1.00%
  Xstrata Plc                                           30,900          412,857

Oil & Gas--3.30%
  BP Plc                                               125,100        1,104,487
  Centrica Plc                                          62,700          255,187
                                                                  -------------
                                                                      1,359,674
                                                                  -------------

Pharmaceuticals--0.20%
  Shire Pharmaceuticals Group Plc *                      9,500           82,929
                                                                  -------------

  Total United Kingdom                                                4,294,875
                                                                  -------------

Total Common Stock
  (Cost $35,277,375)                                                 39,246,546
                                                                  -------------

--------------------------------------------------------------------------------
           SHORT TERM
        INVESTMENTS--8.38%                             SHARES         VALUE
--------------------------------------------------------------------------------
Short Term Investment Fund--2.09%
  State Street Global Advisors
  Money Market Fund ^^^
  0.905% yield as of June 30, 2004                     861,540          861,540
                                                                  -------------
Short Term Investment Trust--6.29%
  Securities Lending Quality Trust ^^^
  1.28% yield as of June 30, 2004                    2,584,719        2,584,719
                                                                  -------------

Total Short Term Investments
  (Cost $3,446,259)                                                   3,446,259
                                                                  -------------

Total Investments--103.77%
  (Cost $38,723,634)                                                 42,692,805
                                                                  -------------

Other Assets & Liabilities-- -3.77%                                  (1,551,620)
                                                                  -------------
Total Net Assets--100%                                            $  41,141,185
                                                                  =============

--------------------------------------------------------------------------------

See notes to financial statements and notes to schedules of investments

Preferred International Value Fund

--------------------------------------------------------------------------------
      COMMON STOCK--94.69%                             SHARES         VALUE
--------------------------------------------------------------------------------

Australia--1.71%

Real Estate--1.71%
  Lend Lease Corporation Limited ~                   1,253,100    $   8,954,186
                                                                  -------------

  Total Australia                                                     8,954,186
                                                                  -------------

Brazil--2.23%

Oil & Gas--2.23%
  Petroleo Brasileiro SA ADR
   (Foreign Registered)                                415,008       11,649,275
                                                                  -------------

  Total Brazil                                                       11,649,275
                                                                  -------------
Canada--3.21%

Banks--1.42%
  Bank Nova Scotia Halifax ~                           278,300        7,436,003

Paper & Forest Products--1.79%
  Abitibi-Consolidated Inc ~                         1,372,000        9,364,314
                                                                  -------------

  Total Canada                                                       16,800,317
                                                                  -------------

China--1.68%

Financial Services--1.68%
  Swire Pacific Ltd                                  1,360,900        8,811,294
                                                                  -------------

  Total China                                                         8,811,294
                                                                  -------------

Finland--2.15%

Paper & Forest Products--2.15%
  Stora Enso Oyj                                       829,700       11,268,827
                                                                  -------------

  Total Finland                                                      11,268,827
                                                                  -------------
France--8.35%

Automobile Components--1.83%
  Valeo SA ~                                           229,100        9,558,031

Food & Drug Retailing--2.07%
  Carrefour SA ~                                       222,924       10,829,159

Insurance--2.21%
  AXA ~                                                525,100       11,577,195

Leisure Time Industries--2.24%
  ACCOR SA ~                                           276,830       11,697,693
                                                                  -------------

  Total France                                                       43,662,078
                                                                  -------------

Germany--5.25%

  Apparel & Textiles--1.67%
   Adidas-Salomon AG ~                                  72,900        8,713,890

Consumer Goods--2.26%
  Metro AG ~                                           249,600       11,845,306

Industrials--1.32%
  Siemens AG (Foreign Registered)                       96,000        6,912,179
                                                                  -------------

  Total Germany                                                      27,471,375
                                                                  -------------

Italy--3.88%

Energy--1.73%
  Saipem SPA *~                                        993,200        9,049,427

Insurance--2.15%
  RAS ~                                                620,000       11,260,355
                                                                  -------------

  Total Italy                                                        20,309,782
                                                                  -------------

Japan--15.85%

Automotive--2.11%
  Bridgestone Corp                                     589,000       11,042,572

Drugs & Health Care--4.72%
  Daiichi Pharmaceutical Co Ltd ~                      584,000       10,388,038
  Takeda Chemical Industries Ltd                       325,800       14,272,093
                                                                  -------------
                                                                     24,660,131
                                                                  -------------

Electrical Equipment--4.72%
  Hitachi Ltd                                        1,754,800       12,052,264
  Kyocera Corp                                         148,900       12,609,758
                                                                  -------------
                                                                     24,662,022
                                                                  -------------
Financial Services--2.98%
  Sumitomo Trust & Banking
   Co Ltd ~                                          2,191,800       15,574,819

Insurance--1.32%
  Sompo Japan Insurance Inc                            679,700        6,930,957
                                                                  -------------

  Total Japan                                                        82,870,501
                                                                  -------------

Mexico--2.16%

Telecommunications--2.16%
  Telefonos De Mexico SA ADR                           338,840       11,273,207
                                                                  -------------

  Total Mexico                                                       11,273,207
                                                                  -------------

Netherlands--5.51%

Banks--2.38%
  ABN AMRO Holdings NV                                 567,300       12,424,681

Chemicals--0.73%
  Akzo Nobel NV ~                                      103,800        3,822,243

Financial Services--2.40%
  ING Groep NV *                                       531,460       12,559,000
                                                                  -------------

  Total Netherlands                                                  28,805,924
                                                                  -------------

--------------------------------------------------------------------------------

                                                          www.PreferredGroup.com

42


The Preferred Group of Mutual Funds  Schedule of Investments  June 30, 2004

Preferred International Value Fund continued

--------------------------------------------------------------------------------
        COMMON STOCK                                  SHARES          VALUE
--------------------------------------------------------------------------------

Portugal--2.38%

Telecommunications--2.38%
  Portugal Telecom SGPS SA                           1,150,500    $  12,430,626
                                                                  -------------

  Total Portugal                                                     12,430,626
                                                                  -------------

Singapore--3.01%

Banks--2.03%
  United Overseas Bank Ltd                           1,361,000       10,595,132

Industrials--0.98%
  Keppel Corp Ltd ~                                  1,251,700        5,126,640
                                                                  -------------

  Total Singapore                                                    15,721,772
                                                                  -------------

South Korea--1.30%

Utilities--1.30%
  Korea Electric Power Corp                            421,500        6,784,855
                                                                  -------------

  Total South Korea                                                   6,784,855
                                                                  -------------

Spain--6.72%

Banks--2.08%
  BBV Argentaria ~                                     814,000       10,887,032

Utilities--4.64%
  Iberdrola SA ~                                       575,582       12,164,365
  Repsol YPF SA ~                                      553,600       12,138,118
                                                                  -------------
                                                                     24,302,483
                                                                  -------------

  Total Spain                                                        35,189,515
                                                                  -------------

Sweden--3.90%

Household Durables--1.77%
  Electrolux AB ~                                      482,600        9,265,971

Machinery--2.13%
  Atlas Copco AB ~                                     300,000       11,141,377
                                                                  -------------

  Total Sweden                                                       20,407,348
                                                                  -------------

Switzerland--9.37%

Apparel & Textiles--2.40%
  Swatch Group ~                                        96,300       12,538,462

Chemicals--2.46%
  Givaudan AG                                           22,200       12,856,458

Construction Materials--2.47%
  Holcim Ltd ~                                         237,970       12,944,929

Food & Drug Retailing--2.04%
  Nestle SA                                             40,000       10,671,779
                                                                  -------------

  Total Switzerland                                                  49,011,628
                                                                  -------------

United Kingdom--16.03%

Banks--4.36%
  Lloyds TSB Group Plc                               1,477,500       11,564,690
  Royal Bank of Scotland Plc *                         389,958       11,226,451
                                                                  -------------
                                                                     22,791,141
                                                                  -------------

Construction Materials--1.94%
  Hanson Plc                                         1,474,600       10,138,507

Consumer Goods--2.44%
  Marks & Spencer Group Plc                          1,943,700       12,782,353

Media--2.38%
  Pearson Plc                                        1,025,900       12,461,032

Pharmaceutical--2.38%
  GlaxoSmithKline Plc                                  614,500       12,432,551

Telecommunications--2.53%
  Vodafone Group Plc                                 6,039,378       13,220,672
                                                                  -------------

  Total United Kingdom                                               83,826,256
                                                                  -------------

Total Common Stock
  (Cost $421,876,884)                                               495,248,766
                                                                  -------------
--------------------------------------------------------------------------------
             SHORT TERM
        INVESTMENTS--24.98%                         PAR/SHARES         VALUE
--------------------------------------------------------------------------------

Repurchase Agreements--4.82%
  State Street Repo, 0.35%, dated
  June 30, 2004, due July 1, 2004,
  repurchase price $25,203,245
  collateralized by $19,580,000
  U.S. Treasury Bond, 7.875%,
  due February 15, 2021, valued
  at $26,423,210 ^^^                               $25,203,000       25,203,000
                                                                  -------------

Short Term Investment
Trust--20.16%
  Securities Lending Quality Trust ^^^
  1.28% yield as of June 30, 2004                  105,435,929      105,435,929
                                                                  -------------

Total Short Term Investments
  (Cost $130,638,929)                                               130,638,929
                                                                  -------------

Total Investments--119.67%
  (Cost $552,515,813)                                               625,887,695
                                                                  -------------

Other Assets & Liabilities-- -19.67%                               (102,889,740)
                                                                  -------------

Total Net Assets--100%                                            $ 522,997,955
                                                                  =============

--------------------------------------------------------------------------------

See notes to financial statements and notes to schedules of investments

Preferred Small Cap Growth Fund

--------------------------------------------------------------------------------
        COMMON STOCK--98.10%                            SHARES        VALUE
--------------------------------------------------------------------------------

Aerospace--2.34%
  Applied Signal Technology Inc ~                       17,210    $     603,211
  Armor Holdings Inc *                                  29,530        1,004,020
  Engineered Support Systems Inc ~                      20,830        1,218,763
                                                                  -------------
                                                                      2,825,994
                                                                  -------------
Automotive--0.62%
  Winnebago Industries Inc ~                            19,940          743,363

Banks--3.93%
  Bank of the Ozarks Inc ~                              21,210          494,193
  Bank United Corp *~                                   26,230          676,734
  Boston Private Financial
    Holdings Inc ~                                      32,550          753,858
  East West Bancorp Inc ~                               46,360        1,423,252
  Southwest Bancorporation of
    Texas Inc                                           31,690        1,398,163
                                                                  -------------
                                                                      4,746,200
                                                                  -------------
Chemicals--1.58%
  Airgas Inc ~                                          41,820          999,916
  Minerals Technologies Inc ~                           15,650          907,700
                                                                  -------------
                                                                      1,907,616
                                                                  -------------
Computer Software--12.51%
  Advent Software Inc *~                                42,400          766,168
  Ask Jeeves *~                                         16,350          638,141
  Avid Technology Inc *~                                25,520        1,392,626
  Blackboard Inc *                                      15,980          320,399
  Epicor Software Corp *~                               84,350        1,185,118
  FileNet Corp *~                                       32,500        1,026,025
  FindWhat.com *~                                       53,680        1,242,155
  Hyperion Solutions Corp *~                            25,560        1,117,483
  InterVoice Brite Inc *~                               58,200          667,554
  iVillage Inc *~                                      133,290          846,392
  Matrixone Inc *~                                     125,480          867,067
  Opsware Inc *~                                        66,050          523,116
  RSA Security Inc *~                                   42,080          861,378
  TIBCO Software Inc *~                                157,940        1,334,593
  Tom Online Inc *~                                     48,090          644,887
  Verint Systems Inc *~                                 36,210        1,239,106
  Websense Inc *                                        11,830          440,431
                                                                  -------------
                                                                     15,112,639
                                                                  -------------
Consumer Products--0.65%
  USANA Health Sciences Inc *~                          25,380          788,810

Discount & Fashion
Retailing--5.86%
  Cabela's Incorporated *                                7,450          200,778
  Carter's Inc *                                        16,070          467,798
  Coldwater Creek Inc *                                 35,090          928,832
  Genesco Inc *~                                        44,490        1,051,299
  Hughes Supply Inc ~                                   15,330          903,397
  Jos A Bank Clothiers Inc *~                           18,600          583,854
  Pacific Sunwear of California *~                      39,670          776,342
  Sports Authority Inc *~                               32,840        1,178,956
  Tractor Supply Company *                              23,490          982,352
                                                                  -------------
                                                                      7,073,608
                                                                  -------------
Electrical & Electronics--11.28%
  Aeroflex Incorporated *~                              91,430        1,310,192
  Artesyn Technologies Inc *~                           89,070          801,630
  Integrated Device Technology Inc *~                   67,170          929,633
  Microsemi Corp *~                                     82,110        1,166,783
  MKS Instruments Inc *~                                30,900          705,138
  MPS Group Inc *~                                     100,340        1,216,121
  Power-One Inc *~                                      71,850          788,913
  Roper Industries Inc ~                                15,720          894,468
  Semtech Corporation *                                 47,120        1,109,205
  Silicon Image Inc *~                                  68,550          900,062
  Trimble Navigation Ltd *                              48,920        1,359,487
  Varian Inc *                                          29,910        1,260,707
  Varian Semiconductor Equipment
   Associates Inc *                                     30,650        1,181,864
                                                                  -------------
                                                                     13,624,203
                                                                  -------------
Finance--2.05%
  Affiliated Managers Group *~                          15,440          777,688
  Jackson Hewitt Tax Service Inc *                      20,050          350,875
  Jefferies Group Inc                                   18,230          563,672
  Wintrust Financial Corporation ~                      15,590          787,451
                                                                  -------------
                                                                      2,479,686
                                                                  -------------
Health Care--21.52%
  Accredo Health Inc *                                  36,150        1,408,043
  Advanced Medical Optics Inc ~                         39,430        1,678,535
  American Healthways Inc *~                            31,430          836,667
  Cooper Companies Inc ~                                23,210        1,466,176
  Covance Inc *~                                        31,740        1,224,529
  Dade Behring Holdings Inc *                           39,680        1,885,594
  Digene Corporation *~                                 24,460          893,524
  Genesis HealthCare Corporation *                      30,730          892,399
  Gen-Probe Incorporated *                              28,990        1,371,807
  Immucor, Inc *~                                       25,120          817,656
  Impax Laboratories Inc *~                             35,550          688,959
  INAMED Corporation *                                  18,319        1,151,349
  K-V Pharmaceutical Company *~                         35,727          824,936
  Kindred Healthcare Inc *~                             36,440          960,194
  Martek Bisciences Corporation *~                      14,960          840,303
  MGI Pharma Inc *~                                     54,440        1,470,424
  Nektar Therapeutics *~                                44,870          895,605
  OSI Pharmaceuticals Inc *~                            13,490          950,236
  Salix Pharmaceuticals Ltd *~                          29,880          984,546
  Select Medical Corporation ~                          93,060        1,248,865
  Sierra Health Services Inc ~                          35,710        1,596,237
  Stewart Enterprises Inc *~                            81,090          660,073
  United Natural Foods Inc *~                           22,080          638,333
  Wright Medical Group Inc *                            17,180          611,608
                                                                  -------------
                                                                     25,996,598
                                                                  -------------
Housing & Real Estate--0.65%
  Ventas Inc REIT ~                                     33,450          781,058

Insurance--3.45%
  Bristol West Holdings Inc                             51,790          942,060
  Direct General Corporation ~                          21,150          682,299
  Platinum Underwriters Holdings Ltd                    18,980          577,561
  Selective Insurance Group ~                           29,020        1,157,318

--------------------------------------------------------------------------------

                                                          www.PreferredGroup.com

44


The Preferred Group of Mutual Funds  Schedule of Investments  June 30, 2004

Preferred Small Cap Growth Fund continued

--------------------------------------------------------------------------------
           COMMON STOCK                                 SHARES         VALUE
--------------------------------------------------------------------------------

Insurance (continued)
  USI Holdings Corp *~                                  51,140    $     808,012
                                                                  -------------
                                                                      4,167,250
                                                                  -------------
Leisure Time Industries--3.84%
  Multimedia Games Inc *~                               45,680        1,225,138
  PF Chang's China Bistro Inc *~                        20,990          863,739
  RARE Hospitality International Inc *                  23,690          589,881
  Scientific Games Corporation *                        58,840        1,126,198
  Shuffle Master Inc *~                                 22,870          830,410
                                                                  -------------
                                                                      4,635,366
                                                                  -------------
Manufacturing--1.84%
  Cognex Corporation                                    16,560          637,229
  UNOVA Inc *                                           39,860          807,165
  Wabash National Corporation *~                        28,110          774,431
                                                                  -------------
                                                                      2,218,825
                                                                  -------------
Metals & Mining--2.40%
  Arch Coal Inc ~                                       25,200          922,068
  Century Aluminum Co *~                                36,310          900,125
  Steel Dynamics Inc *~                                 37,490        1,073,339
                                                                  -------------
                                                                      2,895,532
                                                                  -------------
Publishing & Broadcasting--2.29%
  aQuantive Inc *~                                      91,840          907,379
  CNET Networks Inc *~                                 107,720        1,192,460
  Lions Gate Entertainment Corp *~                      94,820          661,844
                                                                  -------------
                                                                      2,761,683
                                                                  -------------
Service Industries--10.37%
  Akamai Technologies Inc *~                            84,750        1,521,263
  DiamondCluster
   International Inc *~                                 60,540          526,093
  Digital River Inc *                                   40,680        1,327,388
  Digitas Inc *~                                        64,370          710,001
  Global Payments Inc ~                                 17,720          797,754
  Headwaters Inc *~                                     34,470          893,807
  Insight Enterprises Inc *                             39,550          702,408
  Korn/Ferry International *~                           44,190          855,960
  Navarre Corporation *~                                58,120          836,347
  Navigant Consulting Inc *~                            66,730        1,430,691
  Resources Connection Inc *~                           12,670          495,524
  Sapient Corporation *~                               116,170          698,182
  Strayer Education Inc                                  6,610          737,478
  Waste Connections Inc *~                              33,555          995,241
                                                                  -------------
                                                                     12,528,137
                                                                  -------------
Telecommunications--5.37%
  Anaren Inc *~                                         32,180          525,821
  Andrew Corporation *~                                 44,080          882,041
  Commonwealth Telephone
   Enterprises Inc *~                                   15,820          708,261
  F5 Networks Inc *~                                    43,450        1,150,556
  Powerwave Technologies Inc *~                        101,780          783,706
  Tekelec *~                                            62,970        1,144,165
  Western Wireless Corporation *~                       44,580        1,288,808
                                                                  -------------
                                                                      6,483,358
                                                                  -------------
Transportation--1.81%
  AirTran Holdings Inc *~                               40,680          575,215
  EGL, Inc *~                                           30,090          800,394
  General Maritime Corporation *                        29,780          817,163
                                                                  -------------
                                                                      2,192,772
                                                                  -------------
Utilities & Power--3.74%
  CARBO Ceramics Inc                                    14,270          973,928
  Core Laboratories NV *                                26,060          599,380
  KCS Energy Inc *~                                     69,030          919,476
  Quicksilver Resources Inc *~                          16,060        1,077,144
  Southwestern Energy Company *~                        33,680          965,601
                                                                  -------------
                                                                      4,535,529
                                                                  -------------
Total Common Stock
  (Cost $100,682,465)                                               118,498,227
                                                                  -------------

--------------------------------------------------------------------------------
           SHORT TERM
       INVESTMENTS--24.02%                             SHARES         VALUE
--------------------------------------------------------------------------------

Short Term Investment
Fund--0.76%
  State Street Global Advisors
  Money Market Fund ^^^
  0.905% yield as of June 30, 2004                     917,809          917,809
                                                                  -------------
Short Term Investment
Trust--23.26%
  Securities Lending Quality Trust ^^^
  1.28% yield as of June 30, 2004                   28,098,352       28,098,352
                                                                  -------------
Total Short Term Investments
  (Cost $29,016,161)                                                 29,016,161
                                                                  -------------
Total Investments--122.12%
  (Cost $129,698,626)                                               147,514,388
                                                                  -------------
Other Assets & Liabilities-- -22.12%                                (26,716,553)
                                                                  -------------
Total Net Assets--100%                                            $ 120,797,835
                                                                  =============

--------------------------------------------------------------------------------

See notes to financial statements and notes to schedules of investments

Preferred Mid Cap Growth Fund

--------------------------------------------------------------------------------
         COMMON STOCK--95.45%                           SHARES        VALUE
--------------------------------------------------------------------------------

Automotive--1.64%
  Autoliv Inc                                           11,400    $     481,080
  Eaton Corporation                                      9,200          595,608
  The Pep Boys - Manny, Moe & Jack                      22,910          580,769
                                                                  -------------
                                                                      1,657,457
                                                                  -------------

Banks--0.65%
  UCBH Holdings Inc ~                                   16,710          660,379

Computer Software--7.84%
  Akamai Technologies Inc *~                            26,910          483,035
  Ask Jeeves Inc *~                                     18,770          732,593
  Check Point Software
    Technologies Ltd *                                  29,990          809,430
  Citrix Systems Inc *                                  64,560        1,314,442
  InfoSpace Inc *                                       10,220          388,769
  Lexmark International Inc *                           15,830        1,528,070
  Mercury Interactive Corporation *                     15,430          768,877
  Red Hat Inc *~                                        41,030          942,459
  Siebel Systems Inc *                                  87,870          938,452
                                                                  -------------
                                                                      7,906,127
                                                                  -------------

Consumer Products--1.13%
  Nu Skin Enterprises Inc ~                             28,830          729,976
  Ruby Tuesday Inc                                      15,030          412,574
                                                                  -------------
                                                                      1,142,550
                                                                  -------------

Discount & Fashion
Retailing--3.37%
  Chico's FAS Inc *                                     20,830          940,683
  Coach Inc *                                           27,770        1,254,926
  Foot Locker Inc                                       28,980          705,373
  Talbots Inc                                           12,700          497,205
                                                                  -------------
                                                                      3,398,187
                                                                  -------------

Electrical & Electronics--11.63%
  Altera Corporation *                                  43,810          973,458
  Broadcom Corp *                                       26,340        1,231,922
  Cymer Inc *                                           21,020          786,989
  Flextronics International Ltd *                       40,580          647,251
  FormFactor Inc *                                      25,200          565,740
  Integrated Device Technology Inc *                    33,240          460,042
  Lam Research Corporation *                            49,850        1,335,980
  Microchip Technology Incorporated                     29,600          933,584
  MPS Group Inc *                                       35,420          429,290
  PerkinElmer Inc                                        9,430          188,977
  PMC - Sierra Inc *                                    46,870          672,585
  Power-One Inc *                                       42,530          466,979
  Rockwell Automation Inc                               11,280          423,113
  Sanmina - SCI Corporation *                          123,570        1,124,487
  Silicon Laboratories Inc *~                           20,480          949,248
  Tektronix Inc                                         16,010          544,660
                                                                  -------------
                                                                     11,734,305
                                                                  -------------

Finance--6.43%
  Affiliated Managers Group *~                          13,920          701,150
  Alliance Data Systems Corporation *                   22,180          937,105
  Aramark Corp                                          24,280          698,293
  CapitalSource Inc *~                                  19,600          479,220
  CheckFree Corp *                                      22,770          683,100
  Investors Financial Services Corp ~                   19,270          839,787
  Legg Mason Inc                                        11,860        1,079,379
  T Rowe Price Group Inc                                21,120        1,064,448
                                                                  -------------
                                                                      6,482,482
                                                                  -------------

Food--1.32%
  McCormick & Co Inc                                    17,750          603,500
  Whole Foods Market Inc                                 7,600          725,420
                                                                  -------------
                                                                      1,328,920
                                                                  -------------

Fuel--0.96%
  Smith International Inc *                             17,290          964,090

Health Care--20.79%
  Anthem Inc *                                           8,590          769,320
  Biomet Inc                                            22,370          994,123
  Biogen Idec Inc *                                     15,760          996,820
  Caremark Rx Inc *                                     44,630        1,470,112
  Charles River Laboratories
   International Inc *                                  11,260          550,276
  CR Bard Inc                                           27,120        1,536,348
  Elan Corporation Plc *~                               25,680          635,323
  Endo Pharmaceuticals Holdings Inc *                   16,660          390,677
  Eon Labs Inc *~                                       12,500          511,625
  Fisher Scientific International Inc ~                 24,980        1,442,595
  Gen-Probe Incorporated *                              19,550          925,106
  Henry Schein Inc *                                    11,640          734,950
  ImClone Systems Incorporated *                         6,850          587,662
  INAMED Corporation *                                  15,270          959,720
  Invitrogen Corporation *                               8,450          608,316
  IVAX Corporation *                                    19,130          458,929
  Laboratory Corp of
    America Holdings *                                  11,450          454,565
  Manor Care Inc                                        15,560          508,501
  McKesson Corporation                                  27,820          955,061
  Neurocrine Biosciences Inc *                          11,820          612,867
  Omnicare Inc                                          15,760          674,686
  OSI Pharmaceuticals Inc *~                             6,930          488,149
  PacifiCare Health Systems Inc *                       26,210        1,013,279
  Sepracor Inc *~                                       14,840          785,036
  Varian Inc *                                          11,580          918,873
  Zimmer Holdings Inc *                                 11,240          991,368
                                                                  -------------
                                                                     20,974,287
                                                                  -------------

Household Products--1.47%
  The Clorox Company                                    13,910          748,080
  Williams-Sonoma Inc *                                 22,360          736,986
                                                                  -------------
                                                                      1,485,066
                                                                  -------------

Insurance--0.49%
  MGIC Investment Corporation                            6,560          497,642

Leisure Time Industries--5.57%
  Brunswick Corp                                        17,060          696,048
  Marriott International Inc                            30,910        1,541,791
  Marvel Enterprises Inc *~                             39,275          766,648
  Starwood Hotels & Resorts
   Worldwide Inc                                        25,000        1,121,250

--------------------------------------------------------------------------------

                                                          www.PreferredGroup.com

46


The Preferred Group of Mutual Funds  Schedule of Investments  June 30, 2004

Preferred Mid Cap Growth Fund continued

--------------------------------------------------------------------------------
            COMMON STOCK                                SHARES        VALUE
--------------------------------------------------------------------------------

Leisure Time Industries (continued)
  Station Casinos Inc                                   20,100    $     972,840
  Wynn Resorts Limited *~                               13,530          522,664
                                                                  -------------
                                                                      5,621,241
                                                                  -------------

Manufacturing--3.31%
  American Standard Companies Inc *                     21,240          856,184
  Ball Corporation                                       6,940          500,027
  Boise Cascade Corporation ~                           17,430          656,065
  Oshkosh Truck Corporation                              8,490          486,562
  Pentair Inc                                           25,000          841,000
                                                                  -------------
                                                                      3,339,838
                                                                  -------------

Metals & Mining--1.56%
  Peabody Energy Corporation                            10,930          611,971
  Phelps Dodge Corporation                              12,460          965,775
                                                                  -------------
                                                                      1,577,746
                                                                  -------------

Office Equipment
& Computers--1.88%
  Nvidia Corp *                                         42,630          873,915
  Zebra Technologies Corporation *                      11,780        1,024,860
                                                                  -------------
                                                                      1,898,775
                                                                  -------------

Oil & Gas--2.48%
  Ashland Inc                                           14,720          777,363
  Teekay Shipping Corp ~                                18,580          694,520
  XTO Energy Inc                                        34,722        1,034,368
                                                                  -------------
                                                                      2,506,251
                                                                  -------------

Publishing & Broadcasting--1.20%
  Interpublic Group of
   Companies Inc *                                      31,820          436,889
  Lamar Advertising Company *                           17,780          770,763
                                                                  -------------
                                                                      1,207,652
                                                                  -------------

Service Industries--13.61%
  Axis Capital Holdings Limited                         22,920          641,760
  CDW Corporation                                       22,560        1,438,426
  Ceridian Corporation *                                28,360          638,100
  ChoicePoint Inc *                                     21,370          975,754
  CNET Networks Inc *~                                  90,900        1,006,263
  Cognizant Technology Solutions
   Corporation *                                        19,260          489,397
  Ecolab Inc                                            21,550          683,135
  Education Management
   Corporation *                                        18,500          607,910
  Expeditors International of
  Washington Inc.                                       14,880          735,221
  Fiserv Inc *                                          29,720        1,155,811
  Global Payments Inc ~                                 12,580          566,352
  Manpower Inc                                          21,170        1,074,801
  Monster Worldwide Inc *                               37,400          961,928
  PETsMART Inc                                          25,240          819,038
  SINA Corp *~                                           8,980          296,250
  VeriSign Inc *                                        40,830          812,517
  Western Wireless Corporation *                        28,370          820,177
                                                                  -------------
                                                                     13,722,840
                                                                  -------------

Telecommunications--6.09%
  Avaya Inc *                                           46,600    $     735,814
  Comverse Technology Inc *                             56,960        1,135,782
  Corning Incorporated *                                77,650        1,014,109
  Juniper Networks Inc *~                               47,250        1,160,933
  NII Holdings Inc *~                                   11,080          373,285
  Polycom Inc *                                         41,360          926,878
  Research In Motion Ltd *                              11,530          789,113
                                                                  -------------
                                                                      6,135,914
                                                                  -------------

Transportation--0.88%
  Southwest Airlines Co                                 52,620          882,437

Utilities--1.15%
  Kinder Morgan Inc                                      1,640           97,236
  National-Oilwell Inc *                                19,500          614,055
  Reliant Energy Inc *                                  37,670          407,964
  Western Gas Resources Inc                              1,070           34,769
                                                                  -------------
                                                                      1,154,024
                                                                  -------------

Total Common Stock
  (Cost $84,792,598)                                                 96,278,210
                                                                  -------------

--------------------------------------------------------------------------------
           SHORT TERM
      INVESTMENTS--19.20%                             SHARES          VALUE
--------------------------------------------------------------------------------

Short Term Investment
Fund--3.07%
  State Street Global Advisors
  Money Market Fund ^^^
  0.905% yield as of June 30, 2004                   3,096,498        3,096,498
                                                                  -------------
Short Term Investment
Trust--16.13%
  Securities Lending Quality Trust ^^^
  1.28% yield as of June 30, 2004                   16,270,582       16,270,582
                                                                  -------------
Total Short Term Investments
  (Cost $19,367,080)                                                 19,367,080
                                                                  -------------
Total Investments--114.65%
  (Cost $104,159,678)                                               115,645,290
                                                                  -------------
Other Assets & Liabilities-- -14.65%                                (14,780,890)
                                                                  -------------
  Total Net Assets--100%                                          $ 100,864,400
                                                                  =============

--------------------------------------------------------------------------------

See notes to financial statements and notes to schedules of investments

Preferred Large Cap Growth Fund

--------------------------------------------------------------------------------
         COMMON STOCK--98.03%                           SHARES        VALUE
--------------------------------------------------------------------------------

Banks--2.41%
  Bank One Corp                                        193,600    $   9,873,600

Computer Software--6.90%
  Mercury Interactive Corp *                            73,400        3,657,522
  Microsoft Corporation                                425,000       12,138,000
  SAP AG ADR                                           208,800        8,729,928
  Symantec Corp *                                       86,400        3,782,592
                                                                  -------------
                                                                     28,308,042
                                                                  -------------

Consumer Products--7.82%
  Avon Products Inc                                    106,900        4,932,366
  Estee Lauder Companies Inc                            62,600        3,053,628
  Harman International Industries
    Incorporated                                        37,100        3,376,100
  Procter & Gamble Company                              76,400        4,159,216
  Starbucks Corporation *                              207,400        9,017,752
  Whole Foods Market Inc ~                              79,200        7,559,640
                                                                  -------------
                                                                     32,098,702
                                                                  -------------
Discount & Fashion
Retailing--7.80%
  Bed Bath & Beyond Inc *                              188,400        7,243,980
  Chico's FAS Inc *~                                   127,700        5,766,932
  Kohl's Corp *                                         43,400        1,834,952
  Lowe's Companies Inc                                 102,000        5,360,100
  Target Corporation                                   131,800        5,597,546
  Tiffany & Co                                         168,200        6,198,170
                                                                  -------------
                                                                     32,001,680
                                                                  -------------

Electrical & Electronics--11.33%
  Agilent Technologies Inc *                           269,800        7,899,744
  Intel Corporation                                    505,700       13,957,320
  Marvell Technology Group Ltd *                       217,800        5,815,260
  Maxim Integrated Products Inc                        105,100        5,509,342
  National Semiconductor
    Corporation *                                      183,800        4,041,762
  Texas Instruments Inc                                383,400        9,270,612
                                                                  -------------
                                                                     46,494,040
                                                                  -------------

Finance--8.40%
  American Express Company                             183,100        9,407,678
  Citigroup Inc                                        199,966        9,298,419
  Goldman Sachs Group Inc                               51,600        4,858,656
  Merrill Lynch & Co Inc                                78,800        4,253,624
  State Street Corporation ^^^                         135,300        6,635,112
                                                                  -------------
                                                                     34,453,489
                                                                  -------------

Food--1.91%
  Costco Wholesale Corporation                         105,800        4,345,206
  Kroger Co *                                          192,000        3,494,400
                                                                  -------------
                                                                      7,839,606
                                                                  -------------

Fuel--6.21%
  BJ Services Company                                  144,100        6,605,544
  Schlumberger Limited                                 141,000        8,954,910
  Smith International Inc *                             71,200        3,970,112
  Total SA ADR                                          62,100        5,966,568
                                                                  -------------
                                                                     25,497,134
                                                                  -------------

Health Care--17.74%
  Alcon Inc                                             36,600        2,878,590
  Allergan Inc                                          54,100        4,843,032
  Amgen Inc *                                          110,800        6,046,356
  AstraZeneca Plc ADR                                  100,500        4,586,820
  Caremark Rx Inc *                                    187,300        6,169,662
  Eli Lilly & Co                                        95,200        6,655,432
  Genentech Inc *                                      130,800        7,350,960
  Gilead Sciences Inc *                                 97,800        6,552,600
  Guidant Corp                                          73,000        4,079,240
  IVAX Corporation *~                                   54,400        1,305,056
  MedImmune Inc *                                       94,200        2,204,280
  Medtronic Inc                                         53,100        2,587,032
  Novartis AG ADR                                       98,300        4,374,350
  Pfizer Inc                                           238,670        8,181,608
  Roche Holding AG ADR                                  50,300        4,980,198
                                                                  -------------
                                                                     72,795,216
                                                                  -------------

Insurance--1.29%
  American International Group Inc                      74,025        5,276,502

Manufacturing--3.24%
  General Electric Company                             410,800       13,309,920

Office Equipment
& Computers--6.03%
  Apple Computer Inc *                                 163,000        5,304,020
  Dell Inc *                                           289,900       10,384,218
  EMC Corporation *                                    258,900        2,951,460
  International Business Machines
   Corporation                                          45,500        4,010,825
  Lexmark International Inc *                           21,700        2,094,701
                                                                  -------------
                                                                     24,745,224
                                                                  -------------

Publishing & Broadcasting--3.36%
  DIRECTV Group Inc *                                  225,100        3,849,210
  Univision Communications Inc *~                      187,600        5,990,068
  Viacom Inc                                           109,977        3,928,378
                                                                  -------------
                                                                     13,767,656
                                                                  -------------

Service Industries--7.99%
  Apollo Group Inc *                                    72,700        6,418,683
  eBay Inc *                                           122,400       11,254,680
  InterActiveCorp *~                                   119,800        3,610,772
  Yahoo! Inc *                                         316,000       11,480,280
                                                                  -------------
                                                                     32,764,415
                                                                  -------------

Software--1.93%
  Electronic Arts Inc *                                144,900        7,904,295

Telecommunications--3.67%
  Amdocs Limited *                                      66,100        1,548,723
  Cisco Systems Inc *                                  558,800       13,243,560
  Vodafone Group Plc ADR ~                              14,400          318,240
                                                                  -------------
                                                                     15,110,523
                                                                  -------------

Total Common Stock
  (Cost $339,954,960)                                               402,240,044
                                                                  -------------

--------------------------------------------------------------------------------

                                                          www.PreferredGroup.com

48


The Preferred Group of Mutual Funds  Schedule of Investments  June 30, 2004

Preferred Large Cap Growth Fund continued

--------------------------------------------------------------------------------
         SHORT TERM
      INVESTMENTS--3.79%                           PAR/SHARES         VALUE
--------------------------------------------------------------------------------

Commercial Paper--1.65%
  American Express Credit Corp
   1.23% July 1, 2004 @                            $ 6,786,000    $   6,786,000
                                                                  -------------
Short Term Investment
Trust--2.14%
  Securities Lending Quality Trust ^^^
  1.28% yield as of June 30, 2004                    8,756,694        8,756,694
                                                                  -------------
Total Short Term Investments
  (Cost $15,542,694)                                                 15,542,694
                                                                  -------------
Total Investments--101.82%
  (Cost $355,497,654)                                               417,782,738
                                                                  -------------
Other Assets & Liabilities-- -1.82%                                  (7,462,608)
                                                                  -------------
Total Net Assets--100%                                            $ 410,320,130
                                                                  =============

--------------------------------------------------------------------------------

Preferred Value Fund

--------------------------------------------------------------------------------
      COMMON STOCK--97.56%                              SHARES        VALUE
--------------------------------------------------------------------------------


Banks--4.39%
  Bank of America Corp                                  21,490    $   1,818,484
  Bank of New York Company Inc                          55,800        1,644,984
  Bank One Corp                                         82,200        4,192,200
  Mellon Financial Corporation                          76,500        2,243,745
  US Bancorp                                            28,800          793,728
  Wachovia Corporation                                  40,800        1,815,600
  Wells Fargo & Company                                 30,100        1,722,623
                                                                  -------------
                                                                     14,231,364
                                                                  -------------

Chemicals--2.06%
  E.I. du Pont de Nemours                               38,100        1,692,402
  Potash Corporation of
    Saskatchewan Inc                                    14,800        1,434,120
  Praxair Inc                                           50,800        2,027,428
  Rohm and Haas Company                                 36,600        1,521,828
                                                                  -------------
                                                                      6,675,778
                                                                  -------------

Computer Software--2.89%
  Computer Associates
    International Inc                                   22,300          625,738
  Electronic Data Systems
    Corporation ~                                      412,220        7,894,013
  Microsoft Corporation                                 30,100          859,656
                                                                  -------------
                                                                      9,379,407
                                                                  -------------

Consumer Products--6.76%
  Altria Group Inc                                     214,140       10,717,707
  Gillette Company                                      37,000        1,568,800
  Kimberly-Clark Corporation                            14,000          922,320
  Newell Rubbermaid Inc                                 43,100        1,012,850
  PepsiCo Inc                                           53,800        2,898,744
  UST Inc                                              132,450        4,768,200
                                                                  -------------
                                                                     21,888,621
                                                                  -------------

Discount & Fashion
Retailing--1.66%
  Gap Inc                                              100,900        2,446,825
  NIKE Inc - Class B                                    20,900        1,583,175
  Target Corporation                                    31,500        1,337,805
                                                                  -------------
                                                                      5,367,805
                                                                  -------------

Electrical & Electronics--3.05%
  Agilent Technologies Inc *                            18,100          529,968
  Emerson Electric Co                                   24,400        1,550,620
  General Electric                                      76,200        2,468,880
  Honeywell International Inc                           13,100          479,853
  Motorola Inc                                         238,000        4,343,500
  Teradyne Inc *~                                       22,800          517,560
                                                                  -------------
                                                                      9,890,381
                                                                  -------------

Finance--14.30%
  American Express Company                             223,340       11,475,209
  Citigroup Inc                                         75,800        3,524,700
  Fannie Mae                                           148,740       10,614,086
  Freddie Mac                                          242,280       15,336,324
  J.P. Morgan Chase & Co ^^^                            24,900          965,373
  Merrill Lynch & Co Inc                                81,580        4,403,688
                                                                  -------------
                                                                     46,319,380
                                                                  -------------

Food--9.22%
  Archer-Daniels-Midland Company                        47,100          790,338
  H.J. Heinz Company                                    23,600          925,120
  Kellogg Company                                       34,800        1,456,380
  Kraft Foods Inc                                      345,430       10,943,222
  Kroger Co *                                          503,840        9,169,888
  Monsanto Company                                      42,600        1,640,100
  Safeway Inc *                                        195,700        4,959,038
                                                                  -------------
                                                                     29,884,086
                                                                  -------------

Fuel--3.96%
  Baker Hughes Incorporated                             57,600        2,168,640
  BP Plc ADR                                             5,300          283,921
  Exxon Mobil Corporation                              184,900        8,211,409
  Schlumberger Limited                                  33,900        2,152,989
                                                                  -------------
                                                                     12,816,959
                                                                  -------------

--------------------------------------------------------------------------------

See notes to financial statements and notes to schedules of investments

Preferred Value Fund continued

--------------------------------------------------------------------------------
        COMMON STOCK                                    SHARES        VALUE
--------------------------------------------------------------------------------

Health Care--15.09%
  Abbott Laboratories                                   30,700    $   1,251,332
  Baxter International Inc                              56,900        1,963,619
  Bristol-Myers Squibb Company ~                        37,000          906,500
  Cardinal Health Inc                                   31,000        2,171,550
  CIGNA Corporation                                     19,900        1,369,319
  CVS Corporation                                      139,790        5,873,976
  Guidant Corporation                                    2,700          150,876
  HCA Inc ~                                            111,000        4,616,490
  Johnson & Johnson                                     39,000        2,172,300
  Merck & Co Inc                                        48,100        2,284,750
  Novartis AG ADR                                       53,400        2,376,300
  Pfizer Inc                                           186,240        6,384,307
  Schering-Plough Corporation                          123,300        2,278,584
  Tenet Healthcare Corp                                570,800        7,654,428
  Wyeth                                                206,100        7,452,576
                                                                  -------------
                                                                     48,906,907
                                                                  -------------

Housing & Real Estate--1.10%
  Apartment Investment &
   Management Co REIT                                   77,130        2,401,057
  Equity Office Properties Trust REIT                   42,680        1,160,896
                                                                      3,561,953

Insurance--4.39%
  Allstate Corporation                                   5,200          242,060
  American International Group Inc                      58,100        4,141,368
  Hartford Financial Services Group                     19,100        1,312,934
  Marsh & McLennan Companies Inc                       131,100        5,949,318
  Old Republic International
   Corporation                                          61,005        1,447,039
  St Paul Travelers Cos Inc ^^^                         28,100        1,139,174
                                                                  -------------
                                                                     14,231,893
                                                                  -------------

Leisure Time Industries--1.67%
  AMR Corporation *~                                    21,500          260,365
  Delta Air Lines Inc *~                                80,400          572,448
  Eastman Kodak Company ~                               18,400          496,432
  Walt Disney Company                                  160,300        4,086,047
                                                                  -------------
                                                                      5,415,292
                                                                  -------------

Manufacturing--7.60%
  Deere & Company                                       72,300        5,071,122
  Eaton Corporation                                     40,200        2,602,548
  Illinois Tool Works Inc                               15,400        1,476,706
  Parker Hannifin Corporation                           20,600        1,224,876
  Tyco International Ltd                               429,500       14,233,630
                                                                  -------------
                                                                     24,608,882
                                                                  -------------
Metals & Mining--1.62%
  Alcoa Inc                                             70,400        2,325,312
  Barrick Gold Corporation ~                            41,900          827,525
  Newmont Mining Corporation                            54,400        2,108,544
                                                                  -------------
                                                                      5,261,381
                                                                  -------------

Office Equipment &
Computers--3.75%
  Apple Computer Inc *                                  96,600        3,143,364
  EMC Corporation *                                    265,900        3,031,260
  Pitney Bowes Inc                                      76,600        3,389,550
  Xerox Corp *~                                        178,800        2,592,600
                                                                  -------------
                                                                     12,156,774
                                                                  -------------

Paper & Forest Products--1.24%
  International Paper Company                           90,000        4,023,000

Publishing & Broadcasting--3.35%
  Interpublic Group of
   Companies Inc *                                     261,730        3,593,553
  Time Warner Inc *                                    203,150        3,571,377
  Tribune Company                                       44,900        2,044,746
  Viacom Inc                                            45,900        1,639,548
                                                                  -------------
                                                                     10,849,224
                                                                  -------------

Service Industries--0.56%
  Waste Management Inc                                  59,600        1,826,740

Telecommunications--4.07%
  Clear Channel Communications Inc                      42,100        1,555,595
  Comcast Corporation *                                100,100        2,763,761
  Corning Incorporated *                                76,800        1,003,008
  Cox Communications Inc *                              27,000          750,330
  Nortel Networks Corporation *                        235,000        1,172,650
  Qwest Communications
   International Inc *                                  86,900          311,971
  SBC Communications Inc                                77,800        1,886,650
  Verizon Communications Inc                           103,700        3,752,903
                                                                  -------------
                                                                     13,196,868
                                                                  -------------

Transportation--1.66%
  Canadian National Railway
   Company                                              33,900        1,477,701
  CSX Corporation                                       38,100        1,248,537
  Union Pacific Corporation                             27,965        1,662,519
  United Parcel Service Inc                             12,700          954,659
                                                                  -------------
                                                                      5,343,416
                                                                  -------------

Utilities & Power--3.17%
  El Paso Corporation ~                                763,750        6,018,350
  FPL Group Inc                                         13,000          831,350
  Global Santa Fe Corporation                           29,400          779,100
  Progress Energy Inc                                   23,100        1,017,555
  Southern Co                                           10,000          291,500
  Solectron Corporation *                              202,800        1,312,117
                                                                  -------------
                                                                     10,249,972
                                                                  -------------

Total Common Stock
  (Cost $284,392,018)                                               316,086,083
                                                                  -------------

--------------------------------------------------------------------------------

                                                          www.PreferredGroup.com

50


The Preferred Group of Mutual Funds  Schedule of Investments  June 30, 2004

Preferred Value Fund continued

--------------------------------------------------------------------------------
            SHORT TERM
         INVESTMENTS--7.84%                           SHARES          VALUE
--------------------------------------------------------------------------------

Short Term Investment
Fund--1.98%
  State Street Global Advisors
  Money Market Fund ^^^
  0.905% yield as of June 30, 2004                   6,411,396    $   6,411,396
                                                                  -------------

Short Term Investment
Trust--5.86%
  Securities Lending Quality Trust ^^^
  1.28% yield as of June 30, 2004                   18,977,101       18,977,101
                                                                  -------------

Total Short Term Investments
  (Cost $25,388,497)                                                 25,388,497
                                                                  -------------
Total Investments--105.40%
  (Cost $309,780,515)                                               341,474,580
                                                                  -------------
Other Assets & Liabilities-- -5.40%                                 (17,473,497)
                                                                  -------------
Total Net Assets--100%                                            $ 324,001,083
                                                                  =============

--------------------------------------------------------------------------------

Preferred Asset Allocation Fund

--------------------------------------------------------------------------------
        COMMON STOCK--48.76%                            SHARES        VALUE
--------------------------------------------------------------------------------

Aerospace--0.82%
  Boeing Co                                              5,472    $     279,564
  General Dynamics Corp                                  1,720          170,796
  Goodrich Corporation                                     900           29,097
  Lockheed Martin Corporation                            4,738          246,755
  Northrop Grumman Corp                                  2,726          146,386
  Raytheon Co                                            5,170          184,931
  Rockwell Collins Inc                                   1,750           58,310
  United Technologies Corp                               3,460          316,521
                                                                  -------------
                                                                      1,432,360
                                                                  -------------

Automotive--0.50%
  Autonation Inc *                                       1,200           20,520
  Cooper Tire & Rubber Co                                  600           13,800
  Cummins Inc                                              200           12,500
  Dana Corp                                              2,628           51,509
  Delphi Corp                                            2,495           26,647
  Eaton Corp                                             2,200          142,428
  Ford Motor Corp                                       15,387          240,807
  General Motors Corp ~                                  4,710          219,439
  Goodyear Tire and Rubber Co *~                           800            7,272
  Navistar International Corp *                            310           12,016
  Paccar Inc                                             2,035          118,010
  Visteon Corp                                             558            6,512
                                                                  -------------
                                                                        871,460
                                                                  -------------

Banks--3.61%
  AmSouth Bancorp                                        1,550           39,479
  Bank of America Corp                                  17,011        1,439,471
  Bank of New York Company, Inc                          7,080          208,718
  Bank One Corp                                          8,528          434,928
  BB&T Corp                                              4,410          163,038
  Charter One Financial Inc                              2,144           94,743
  Comercia Inc                                             750           41,160
  Fifth Third Bancorp                                    5,003          269,061
  First Horizon National Corp                            2,300          104,581
  JP Morgan Chase & Co ^^^                              15,737          610,123
  Key Corp                                               1,800           53,802
  M&T Bank Corporation                                     500           43,650
  Marshall & Ilsley Corp                                 1,850           72,317
  MBNA Corp                                             11,038          284,670
  National City Corp                                     5,000          175,050
  North Fork Bancorporation Inc                          2,000           76,100
  PNC Financial Services Group                           1,300           69,004
  Regions Financial Corp                                 1,500           54,825
  SouthTrust Corporation                                 2,500           97,025
  State Street Corporation ^^^                           1,840           90,234
  SunTrust Banks Inc                                     1,790          116,332
  Union Planters Corp                                      850           25,339
  US Bancorp                                            15,283          421,199
  Wachovia Corp                                         10,598          471,611
  Wells Fargo & Company                                 14,480          828,690
  Zions Bancorp                                            400           24,580
                                                                  -------------
                                                                      6,309,730
                                                                  -------------

Chemicals--0.74%
  Air Products and Chemicals Inc                         1,200           62,940
  Dow Chemical Company                                   7,518          305,983
  E.I. du Pont de Nemours & Co                           8,064          358,203
  Eastman Chemical Co                                      625           28,894
  Engelhard Corp                                           975           31,502
  Great Lakes Chemical Corp                                200            5,412
  Hercules Inc *                                           850           10,362

--------------------------------------------------------------------------------

See notes to financial statements and notes to schedules of investments

Preferred Asset Allocation Fund continued

--------------------------------------------------------------------------------
           COMMON STOCK                                 SHARES        VALUE
--------------------------------------------------------------------------------

Chemicals (continued)
  International Flavors &
   Fragrances Inc                                          700    $      26,180
  Monsanto Co                                            1,942           74,767
  PPG Industries Inc                                     2,400          149,976
  Praxair Inc                                            2,780          110,950
  Rohm and Haas Company                                  3,146          130,811
                                                                  -------------
                                                                      1,295,980
                                                                  -------------

Computer Software--2.63%
  Adobe Systems Inc                                      3,300          153,450
  Affiliated Computer Services Inc *                     1,100           58,234
  Autodesk Inc                                             500           21,405
  Automatic Data Processing                              3,350          140,298
  BMC Software Inc *                                     3,100           57,350
  Citrix Systems Inc *                                   1,850           37,666
  Computer Associates
   International Inc                                     4,258          119,479
  Computer Sciences Corp *                               2,150           99,825
  Compuware Corp *                                       1,700           11,220
  Comverse Technology Inc *                              3,500           69,790
  Electronic Data Systems Corporation                    2,920           55,918
  First Data Corp                                        7,265          323,438
  Intuit Inc *                                           1,900           73,302
  Mercury Interactive Corp *                               400           19,932
  Microsoft Corporation                                 86,920        2,482,435
  Novell Inc *                                           1,700           14,263
  NVIDIA Corp *                                            700           14,350
  Oracle Corp *                                         42,628          508,552
  Parametric Technology Corp *                           1,200            6,000
  PeopleSoft Inc *                                       3,000           55,500
  Siebel Systems Inc *                                   7,300           77,964
  Symantec Corp *                                        2,200           96,316
  Veritas Software Corp *                                3,390           93,903
                                                                  -------------
                                                                      4,590,590
                                                                  -------------

Conglomerates--0.20%
  Cintas Corp                                              800           38,136
  Honeywell International Inc                            5,316          194,725
  Pall Corp                                                983           25,745
  PerkinElmer Inc                                          600           12,024
  Pinnacle West Capital Corp                               400           16,156
  Rockwell Automation Inc                                1,890           70,894
                                                                  -------------
                                                                        357,680
                                                                  -------------

Consumer Products--3.70%
  Adolph Co                                                500           36,170
  Alberto-Culver Co                                        400           20,056
  Altria Group Inc                                      16,470          824,324
  Anheuser-Busch Companies Inc                           6,660          359,640
  Avon Products Inc                                      2,500          115,350
  Bed Bath & Beyond Inc *                                2,300           88,435
  Best Buy Co Inc                                        3,080          156,279
  BJ Services Co                                         1,100           50,424
  Brown-Forman Corp ~                                      950           45,857
  Circuit City Stores Inc                                  900           11,655
  Clorox Co                                              1,850           99,493
  Coca-Cola Company                                     20,660        1,042,917
  Coca-Cola Enterprises Inc                              5,900          171,041
  Colgate-Palmolive Co                                   4,500          263,025
  Ecolab Inc                                             1,100           34,870
  Fortune Brands Inc                                     1,200           90,516
  Gillette Co                                            9,510          403,224
  Harley-Davidson Inc                                    2,390          148,037
  Liz Claiborne Inc                                        500           17,990
  Masco Corp                                             4,140          129,085
  Maytag Corp                                              400            9,804
  Newell Rubbermaid Inc                                  2,309           54,262
  NIKE Inc                                               2,130          161,348
  Pepsi Bottling Group Inc                               1,200           36,648
  PepsiCo Inc                                           13,753          741,012
  Procter & Gamble Company                              20,920        1,138,885
  RadioShack Corp                                          700           20,041
  Reebok International Ltd                                 519           18,674
  Starbucks Corporation *                                1,800           78,264
  UST Inc                                                1,280           46,080
  VF Corp                                                  500           24,350
  Whirlpool Corp                                           300           20,580
                                                                  -------------
                                                                      6,458,336
                                                                  -------------

Containers & Packing--0.07%
  Ball Corporation                                         500           36,025
  Bemis Company Inc                                        500           14,125
  Pactiv Corp *                                            700           17,458
  Sealed Air Corp *                                        360           19,177
  Temple Inland Inc                                        400           27,700
                                                                  -------------
                                                                        114,485
                                                                  -------------

Discount & Fashion
Retailing--2.55%
  AutoZone Inc *                                           950           76,095
  Big Lots Inc *                                           500            7,230
  Costco Wholesale Corporation                           3,750          154,013
  Dillard's Inc                                            400            8,920
  Dollar General Corp                                    2,871           56,157
  Family Dollar Stores Inc                                 800           24,336
  Federated Department Stores Inc                        1,430           70,213
  Gap Inc                                                9,437          228,847
  Home Depot Inc                                        18,394          647,469
  JC Penney Inc                                          2,600           98,176
  Jones Apparel Group Inc                                  600           23,688
  Kohl's Corp *                                          2,650          112,042
  Limited Brands Inc                                     3,992           74,650
  Lowe's Companies Inc                                   6,930          364,172
  May Department Stores Co                               1,300           35,737
  Nordstrom Inc                                          2,200           93,742
  Sears Roebuck & Co                                     1,680           63,437
  Target Corp                                            7,550          320,649
  Tiffany & Co                                           1,200           44,220
  TJX Companies Inc                                      3,950           95,353
  Toys "R" Us Inc *                                      1,000           15,930
  Wal-Mart Stores Inc                                   34,790        1,835,520
                                                                  -------------
                                                                      4,450,596
                                                                  -------------

--------------------------------------------------------------------------------

                                                          www.PreferredGroup.com

52


The Preferred Group of Mutual Funds  Schedule of Investments  June 30, 2004

Preferred Asset Allocation Fund continued

--------------------------------------------------------------------------------
            COMMON STOCK                                SHARES        VALUE
--------------------------------------------------------------------------------

Electrical & Electronics--3.71%
  Advanced Micro Devices Inc *~                          1,600    $      25,440
  Agilent Technologies Inc *                             4,323          126,577
  Altera Corporation *                                   3,460           76,881
  Analog Devices Inc                                     3,010          141,711
  Applied Micro Circuits Corp *                          1,400            7,448
  Broadcom Corp *                                        2,730          127,682
  Emerson Electric Co                                    2,560          162,688
  General Electric Co                                   81,480        2,639,952
  Intel Corporation                                     49,810        1,374,756
  Jabil Circuit Inc *                                      900           22,662
  Johnson Controls Inc                                   1,500           80,070
  KLA-Tencor Corporation *                               1,200           59,256
  Linear Technology Corp                                 2,900          114,463
  LSI Logic Corp *                                       1,700           12,954
  Maxim Integrated Products Inc                          2,760          144,679
  Micron Technology Inc *                                5,560           85,124
  Millipore Corp *                                         200           11,274
  Molex Inc                                              1,525           48,922
  Motorola Inc                                          20,321          370,858
  National Semiconductor Corp *                          3,400           74,766
  Power-One Inc *                                          400            4,392
  QLogic Corp *                                          1,000           26,590
  Sanmina-SCI Corp *                                     4,100           37,310
  Solectron Corp *                                       4,300           27,821
  Symbol Technologies Inc                                2,400           35,376
  Tektronix Inc                                          2,550           86,751
  Teradyne Inc *                                         2,200           49,940
  Texas Instruments Incorporated                        13,860          335,135
  Thermo Electron Corp *                                 1,950           59,943
  Thomas & Betts Corp *                                    500           13,615
  Xilinx Inc                                             2,930           97,598
                                                                  -------------
                                                                      6,482,634
                                                                  -------------

Finance--4.05%
  AMBAC Financial Group Inc                              1,200           88,128
  American Express Company                              10,230          525,617
  Bear Stearns Cos Inc                                   1,271          107,158
  Capital One Financial Corp                             1,390           95,048
  Charles Schwab Corp                                   13,615          130,840
  Cincinnati Financial Corp                              2,200           95,744
  Citigroup Inc                                         41,480        1,928,820
  Countrywide Financial Corp                             2,648          186,022
  E*TRADE Financial Corp *                               2,800           31,220
  Equifax Inc                                              600           14,850
  Fannie Mae                                             8,160          582,298
  Federated Investors Inc                                  500           15,170
  Freddie Mac                                            5,750          363,975
  Golden West Financial Corp                             1,400          148,890
  Goldman Sachs Group Inc                                4,400          414,304
  H & R Block Inc.                                       2,150          102,512
  Huntington Bancshares Inc                              4,380          100,302
  Janus Capital Group Inc                                1,100           18,139
  Jefferson Pilot Corp                                     637           32,360
  Lehman Brothers Holdings Inc                           2,380          179,095
  Mellon Financial Corp ^^^                              1,900           55,727
  Merrill Lynch & Co Inc                                 7,750          418,345
  Morgan Stanley                                         9,146          482,634
  Northern Trust Corp                                    1,000           42,280
  Paychex Inc                                            2,545           86,225
  PMC Sierra Inc *                                         800           11,480
  Principal Financial Group                              1,400           48,692
  Providian Financial Corp *                             1,300           19,071
  Prudential Financial Inc                               4,330          201,215
  SLM Corp                                               3,850          155,733
  Synovus Financial Corp                                 1,400           35,448
  T Rowe Price Group Inc                                   700           35,280
  Washington Mutual Inc                                  5,745          221,987
  XL Capital Ltd                                         1,200           90,552
                                                                  -------------
                                                                      7,065,161
                                                                  -------------

Food--0.88%
  Albertsons Inc ~                                       1,671           44,348
  Archer-Daniels-Midland Company                         5,738           96,284
  Campbell Soup Co                                       3,100           83,328
  ConAgra Foods Inc                                      4,750          128,630
  General Mills Inc                                      3,000          142,590
  H.J. Heinz Company                                     2,750          107,800
  Hershey Foods Corp                                     2,080           96,242
  Kellogg Company                                        3,250          136,013
  Kroger Co *                                            4,080           74,256
  McCormick & Co Inc                                       600           20,400
  R.J. Reynolds Tobacco Holdings Inc                       700           47,313
  Safeway Inc *                                          2,950           74,753
  Sara Lee Corporation                                   6,300          144,837
  Supervalu Inc                                          1,100           33,671
  Sysco Corp                                             4,210          151,013
  Winn Dixie Stores Inc ~                                  600            4,320
  WM Wrigley Jr Co                                       1,000           63,050
  YUM! Brands Inc                                        2,566           95,507
                                                                  -------------
                                                                      1,544,355
                                                                  -------------

Fuel--3.02%
  Amerada Hess Corp                                        740           58,601
  Anadarko Petroleum Corp                                2,018          118,255
  Apache Corp                                            3,654          159,132
  Ashland Inc                                              400           21,124
  Baker Hughes Incorporated                              3,040          114,456
  Burlington Resources Inc                               3,110          112,520
  ChevronTexaco Corporation                              8,725          821,110
  ConocoPhillips                                         5,472          417,459
  Dynegy Inc *~                                          2,700           11,502
  El Paso Corp                                           4,751           37,438
  Exxon Mobil Corporation                               52,828        2,346,091
  Halliburton Co                                         3,550          107,423
  Kerr-McGee Corp                                        2,221          119,423
  Kinder Morgan Inc                                      1,200           71,148
  Marathon Oil Corp                                      2,570           97,249
  Nabors Industries Ltd *                                1,200           54,264
  Noble Corp *                                             600           22,734
  Occidental Petroleum Inc                               2,650          128,287
  Rowan Companies Inc *                                  1,400           34,062
  Schlumberger Limited                                   3,780          240,068
  Sunoco Inc                                               300           19,086
  Transocean Inc *                                       2,350           68,009

--------------------------------------------------------------------------------

See notes to financial statements and notes to schedules of investments

Preferred Asset Allocation Fund continued

--------------------------------------------------------------------------------
          COMMON STOCK                                  SHARES        VALUE
--------------------------------------------------------------------------------

Fuel (continued)
  Unocal Corporation                                     1,200    $      45,600
  Valero Energy Corp                                       600           44,256
                                                                  -------------
                                                                      5,269,297
                                                                  -------------

Health Care--6.65%
  Abbott Laboratories                                   12,560          511,946
  Allergan Inc                                           1,070           95,786
  AmerisourceBergen Corp                                 1,050           62,769
  Amgen Inc *                                           10,234          558,469
  Anthem Inc *                                           1,100           98,516
  Applera Corp-Applied
    Biosystems Group                                       900           19,575
  Bausch & Lomb Inc                                      1,250           81,338
  Baxter International Inc                               3,190          110,087
  Becton Dickinson & Co                                  2,150          111,370
  Biogen Idec Inc *                                      2,640          166,980
  Biomet Inc                                             3,425          152,207
  Boston Scientific Corp *                               6,860          293,608
  Bristol-Myers Squibb Co                               15,710          384,895
  Cardinal Health Inc                                    3,580          250,779
  Caremark RX Inc *                                      2,000           65,880
  Chiron Corp *                                          1,450           64,728
  C.R. Bard Inc                                            900           50,985
  CVS Corporation                                        4,500          189,090
  Eli Lilly and Company                                  9,118          637,439
  Express Scripts Inc *                                    300           23,769
  Forest Laboratories Inc *                              2,440          138,177
  Genzyme Corp *                                         1,800           85,194
  Guidant Corp                                           2,680          149,758
  HCA Inc                                                2,699          112,251
  Health Management Associates Inc                       1,950           43,719
  Hospira Inc *                                          1,266           34,942
  Humana Inc *                                             700           11,830
  IMS Health Inc                                         1,100           25,784
  Johnson & Johnson                                     24,876        1,385,593
  King Pharmaceuticals Inc *                             2,183           24,995
  Manor Care Inc                                           400           13,072
  McKesson Corp                                          2,696           92,554
  Medco Health Solutions Inc *                           2,234           83,775
  MedImmune Inc *                                        2,060           48,204
  Medtronic Inc                                          9,200          448,224
  Merck & Co Inc                                        16,870          801,325
  Mylan Laboratories Inc                                 1,200           24,300
  Pfizer Inc                                            61,408        2,105,066
  Quest Diagnostics                                        900           76,455
  Schering-Plough Corp                                   8,660          160,037
  Sigma-Aldrich Corp                                     1,500           89,415
  St Jude Medical Inc *                                  1,100           83,215
  Stryker Corp                                           3,040          167,200
  Tenet Healthcare Corp *                                3,750           50,288
  United Healthcare Corp                                 5,900          367,275
  Walgreen Co                                            8,240          298,370
  Watson Pharmaceuticals Inc *                             950           25,555
  Wellpoint Health Networks Inc *                        1,500          168,015
  Wyeth                                                 10,770          389,443
  Zimmer Holdings Inc *                                  2,040          179,928
                                                                  -------------
                                                                     11,614,175
                                                                  -------------

Housing & Real Estate--0.30%
  American Standard Cos Inc *                            1,000           40,310
  Apartment Investment &
    Management Co REIT                                     750           23,348
  Centex Corp                                              600           27,450
  Equity Office Properties Trust REIT                    3,150           85,680
  Equity Residential Properties
    Trust REIT                                           2,300           68,379
  KB Home                                                1,090           74,807
  Pulte Homes Inc                                          600           31,218
  Sherwin-Williams Co                                    2,050           85,178
  Simon Property Group Inc REIT                          1,550           79,701
                                                                  -------------
                                                                        516,071
                                                                  -------------

Insurance--2.17%
  ACE Ltd                                                2,600          109,928
  Aetna Inc                                              1,629          138,465
  AFLAC Inc                                              4,540          185,277
  Allstate Corporation                                   6,788          315,981
  American International Group Inc                      20,947        1,493,102
  AON Corp                                               1,375           39,146
  Chubb Corporation                                      1,500          102,270
  Cigna Corp                                             1,200           82,572
  Hartford Financial Services Group                      3,160          217,218
  Lincoln National Corp                                  2,000           94,500
  Loews Corp                                             1,440           86,342
  Manulife Financial Corp                                  474           19,197
  Marsh & McLennan Companies Inc                         3,410          154,746
  MBIA Inc                                                 600           34,272
  MetLife Inc                                            6,070          217,610
  MGIC Investment Corp                                     400           30,344
  Progressive Corp                                       1,750          149,275
  Safeco Corp                                            1,100           48,400
  St Paul Travelers Cos Inc ^^^                          5,539          224,551
  Torchmark Corp                                           500           26,900
  UnumProvident Corp                                     1,284           20,416
                                                                  -------------
                                                                      3,790,512
                                                                  -------------

Leisure Time Industries--0.97%
  Brunswick Corp                                         2,200           89,760
  Carnival Corp                                          4,690          220,430
  Darden Restaurants Inc                                   750           15,413
  Eastman Kodak Co                                       1,300           35,074
  Electronic Arts Inc *                                  2,450          133,648
  Harrahs Entertainment Inc                              1,100           59,510
  Hasbro Inc                                               825           15,675
  Hilton Hotels Corp                                     1,700           31,722
  International Game Technology                          1,600           61,760
  Marriott International Inc                             2,030          101,256
  Mattel Inc                                             3,922           71,577
  McDonald's Corp                                       10,070          261,820
  Starwood Hotels & Resorts
    Worldwide Inc                                        2,900          130,065
  Walt Disney Co                                        17,010          433,585
  Wendy's International Inc                                900           31,356
                                                                  -------------
                                                                      1,692,651
                                                                  -------------

--------------------------------------------------------------------------------

                                                          www.PreferredGroup.com

54


The Preferred Group of Mutual Funds  Schedule of Investments  June 30, 2004

Preferred Asset Allocation Fund continued

--------------------------------------------------------------------------------
         COMMON STOCK                                   SHARES        VALUE
--------------------------------------------------------------------------------

Manufacturing--1.73%
  3M Co                                                  6,320    $     568,863
  Applied Materials Inc *                               15,990          313,724
  Avery Dennison Corp                                      500           32,005
  Black & Decker Corp                                    1,050           65,237
  Caterpillar Inc ^                                      2,860          227,198
  Cooper Industries Ltd                                    400           23,764
  Corning Inc *                                         12,250          159,985
  Crane Co                                                 300            9,417
  Danaher Corp                                           3,240          167,994
  Deere & Company                                        2,800          196,392
  Dover Corp                                             2,100           88,410
  Illinois Tool Works Inc                                2,540          243,561
  Ingersoll-Rand Co                                      2,170          148,233
  ITT Industries Inc                                       900           74,700
  Leggett & Platt Inc                                      900           24,039
  Parker Hannifin Corporation                              525           31,217
  Snap-On Inc                                              300           10,065
  Stanley Works                                            400           18,232
  Textron Inc                                              600           35,610
  Tyco International Ltd                                15,999          530,207
  Vulcan Materials Co                                      500           23,775
  Waters Corp *                                            500           23,890
                                                                  -------------
                                                                      3,016,518
                                                                  -------------

Metals & Mining--0.33%
  Alcoa Inc                                              6,948          229,492
  Allegheny Technologies Inc                               688           12,418
  Freeport McMoRan Copper &
    Gold Inc                                             1,500           49,725
  Newmont Mining Corp                                    3,568          138,296
  Nucor Corp                                               700           53,732
  Phelps Dodge Corp                                        675           52,319
  United States Steel Corp                                 860           30,203
  Worthington Industries Inc                               650           13,345
                                                                  -------------
                                                                        579,530
                                                                  -------------

Office Equipment
& Computers--3.02%
  American Power Conversion Corp *                         900           17,685
  Apple Computer Inc *                                   3,000           97,620
  Boise Cascade Corp                                       400           15,056
  Cisco Systems Inc *                                   52,260        1,238,562
  Dell Inc *                                            20,690          741,116
  Deluxe Corp                                              400           17,400
  EMC Corporation *                                     23,180          264,252
  Gateway Inc *                                          3,100           13,950
  Hewlett-Packard Company                               22,014          464,495
  International Business Machines
    Corporation                                         13,570        1,196,196
  JDS Uniphase Corp *                                    6,400           24,256
  Lexmark International Group Inc *                      1,030           99,426
  NCR Corp *                                               400           19,836
  Network Appliance Inc *                                3,200           68,896
  Novellus Systems Inc *                                   700           22,008
  Pitney Bowes Inc                                       2,570          113,723
  QUALCOMM Inc                                           6,070          442,989
  Staples Inc                                            5,550          162,671
  Sun Microsystems Inc *                                26,200          113,708
  SunGard Data Systems Inc *                             1,300           33,800
  Unisys Corp *                                          1,500           20,820
  Xerox Corp *~                                          6,350           92,075
                                                                  -------------
                                                                      5,280,540
                                                                  -------------

Paper & Forest Products--0.36%
  Georgia-Pacific Corp                                   2,258           83,501
  International Paper Company                            3,408          152,338
  Kimberly-Clark Corp                                    3,446          227,022
  Louisiana-Pacific Corp                                   850           20,103
  MeadWestvaco Corp                                        888           26,098
  Plum Creek Timber Co Inc                               1,500           48,870
  Weyerhaeuser Co                                        1,100           69,432
                                                                  -------------
                                                                        627,364
                                                                  -------------

Publishing & Broadcasting--1.39%
  Clear Channel Communications Inc                       5,530          204,334
  Comcast Corporation *                                 18,009          504,792
  Dow Jones & Co Inc                                       700           31,570
  Gannett Co Inc                                         1,580          134,063
  Knight-Ridder Inc                                        400           28,800
  McGraw-Hill Cos Inc                                    1,970          150,843
  Meredith Corp                                          1,500           82,440
  New York Times Co                                        700           31,297
  Time Warner Inc *                                     36,270          637,627
  Tribune Company                                        2,900          132,066
  Viacom Inc                                            13,932          497,651
                                                                  -------------
                                                                      2,435,483
                                                                  -------------

Service Industries--1.73%
  Allied Waste Industries Inc *                          1,400           18,452
  Apollo Group Inc *                                     1,750          154,508
  Cendant Corp                                           8,628          211,213
  Convergys Corp *                                       1,620           24,948
  eBay Inc *                                             5,300          487,335
  FedEx Corp                                             2,402          196,219
  Fiserv Inc *                                           3,100          120,559
  Fluor Corp                                               400           19,068
  Franklin Resources Inc                                 2,300          115,184
  Genuine Parts Co                                         750           29,760
  Interpublic Group of Cos Inc *                         3,380           46,407
  Monster Worldwide Inc *                                1,000           25,720
  Moody's Corp                                           1,000           64,660
  Office Depot Inc *                                     1,400           25,074
  Omnicom Group                                            970           73,613
  ProLogis                                               1,400           46,088
  Robert Half International Inc                          1,400           41,678
  RR Donnelley & Sons Co                                 1,850           61,087
  Sabre Holdings Corp                                      589           16,321
  United Parcel Service Inc                              9,000          676,530
  Waste Management Inc                                   4,539          139,120
  WW Grainger Inc                                          400           23,000
  Yahoo! Inc *                                          11,200          406,896
                                                                  -------------
                                                                      3,023,440
                                                                  -------------

--------------------------------------------------------------------------------

See notes to financial statements and notes to schedules of investments

Preferred Asset Allocation Fund continued

--------------------------------------------------------------------------------
           COMMON STOCK                                 SHARES        VALUE
--------------------------------------------------------------------------------

Telecommunications--1.94%
  ADC Telecommunications Inc *                           3,600    $      10,224
  Alltel Corp                                            2,680          135,662
  Andrew Corp *                                          1,905           38,119
  AT&T Corp                                              6,363           93,091
  AT&T Wireless Services Inc *                          21,852          312,921
  Avaya Inc *                                            3,518           55,549
  BellSouth Corporation                                 15,110          396,184
  CenturyTel Inc                                         1,150           34,546
  Ciena Corp *                                           4,100           15,252
  Citizens Communications Co ~                           2,200           26,620
  Lucent Technologies Inc *~                            34,121          128,977
  Nextel Communications Inc *                           11,090          295,659
  Qwest Communications
   International Inc *                                  13,852           49,729
  SBC Communications Inc                                24,502          594,174
  Scientific-Atlanta Inc                                 1,200           41,400
  Sprint Corp                                           10,280          180,928
  Tellabs Inc *                                          4,600           40,204
  Univision Communications Inc *                         3,800          121,334
  Verizon Communications Inc                            22,358          809,136
                                                                  -------------
                                                                      3,379,709
                                                                  -------------

Transportation--0.29%
  Burlington Northern Santa Fe Corp                      3,002          105,280
  CSX Corp                                               1,760           57,675
  Delta Airlines Inc *~                                  1,050            7,476
  Norfolk Southern Corp                                  3,200           84,864
  Ryder Systems Inc                                        500           20,035
  Southwest Airlines Co                                  6,468          108,468
  Union Pacific Corporation                              2,110          125,440
                                                                  -------------
                                                                        509,238
                                                                  -------------

Utilities & Power--1.40%
  AES Corp *                                             5,450           54,119
  Allegheny Energy Inc *~                                  600            9,246
  Ameren Corporation                                       800           34,368
  American Electric Power Co Inc                         3,510          112,320
  Calpine Corp *~                                        1,900            8,208
  CenterPoint Energy Inc                                 2,472           28,428
  Cinergy Corp                                             806           30,628
  CMS Energy Corp *                                      1,100           10,043
  Consolidated Edison Inc                                1,100           43,736
  Constellation Energy Group Inc                         1,710           64,809
  Devon Energy Corporation                               1,800          118,800
  Dominion Resources Inc                                 2,712          171,073
  DTE Energy Co                                          1,500           60,810
  Duke Energy Co                                         7,402          150,187
  Edison International                                   2,730           69,806
  Entergy Corporation                                    1,990          111,460
  EOG Resources Inc                                      1,500           89,565
  Exelon Corp                                            5,434          180,898
  First Energy Corp                                      2,931          109,649
  FPL Group Inc                                            800           51,160
  KeySpan Corporation                                      700           25,690
  Nicor Inc ~                                              200            6,794
  NiSource Inc                                           1,137           23,445
  Peoples Energy Corporation ~                             200            8,430
  PG&E Corp *                                            3,310           92,481
  PPL Corporation                                        1,600           73,440
  Progress Energy Inc                                    2,052           90,391
  Public Service Enterprise Group Inc                    2,150           86,065
  Sempra Energy                                          2,100           72,303
  Southern Co                                            6,800          198,220
  TECO Energy Inc ~                                      2,150           25,778
  TXU Corp                                               3,097          125,454
  Williams Cos Inc                                       4,260           50,689
  XCEL Energy Inc                                        3,715           62,073
                                                                  -------------
                                                                      2,450,566
                                                                  -------------

Total Common Stock
  (Cost $85,382,746)                                                 85,158,461
                                                                  -------------

--------------------------------------------------------------------------------
        FIXED INCOME--18.80%                           PAR            VALUE
--------------------------------------------------------------------------------

U.S. Treasury--18.80%
  United States Treasury Bonds
   5.25% November 15, 2028 #~                        2,470,000        2,419,926
   5.25% February 15, 2029 ~                       $   685,000          671,621
   5.50% August 15, 2028 ~                             360,000          364,711
   6.00% February 15, 2026 ~                           150,000          161,631
   6.125% November 15, 2027 #~                         615,000          673,929
   6.125% August 15, 2029 #~                         1,174,000        1,291,400
   6.25% August 15, 2023 #~                            920,000        1,018,756
   6.25% May 15, 2030 ~                              1,217,000        1,362,612
   6.375% August 15, 2027 ~                            215,000          242,673
   6.50% November 15, 2026 ~                           145,000          165,770
   6.625% February 15, 2027 #~                         280,000          324,899
   6.75% August 15, 2026 ~                              30,000           35,261
   6.875% August 15, 2025 ~                            290,000          344,874
   7.125% February 15, 2023 #~                         575,000          697,031
   7.25% May 15, 2016 #~                             1,230,000        1,487,002
   7.25% August 15, 2022                             1,975,000        2,419,991
   7.50% November 15, 2016 #~                        1,175,000        1,448,508
   7.50% November 15, 2024 #~                          314,000          397,651
   7.625% November 15, 2022                            185,000          235,246
   7.625% February 15, 2025 #~                         169,000          216,868
   7.875% February 15, 2021 ~                        1,765,000        2,278,366
   8.00% November 15, 2021 #~                        1,285,000        1,684,253
   8.125% August 15, 2019 #~                         2,813,000        3,684,152
   8.125% May 15, 2021 ~                               595,000          786,190
   8.125% August 15, 2021 #~                           705,000          932,886
   8.50% February 15, 2020 ~                         1,215,000        1,644,047
   8.75% May 15, 2017 #~                               335,000          454,082
   8.75% May 15, 2020 #~                               485,000          670,721
   8.75% August 15, 2020 ~                             435,000          602,526
   8.875% August 15, 2017 #~                           245,000          335,717
   8.875% February 15, 2019 #~                         335,000          463,818
   9.00% November 15, 2018 #~                          810,000        1,130,583
   9.125% May 15, 2018 #~                              155,000          217,593
   10.625% August 15, 2015 #                           490,000          735,919
   11.75% November 15, 2014 #~                         165,000          226,630

--------------------------------------------------------------------------------

                                                          www.PreferredGroup.com

56


The Preferred Group of Mutual Funds  Schedule of Investments  June 30, 2004

Preferred Asset Allocation Fund continued

--------------------------------------------------------------------------------
           FIXED INCOME                                PAR            VALUE
--------------------------------------------------------------------------------

U.S. Treasury (continued)
  United States Treasury Bonds
   12.50% August 15, 2014                          $   721,000    $   1,007,259
                                                                  -------------
                                                                     32,835,102
                                                                  -------------

Total Fixed Income
  (Cost $31,573,384)                                                 32,835,102
                                                                  -------------
Total Long Term Assets
  (Cost $116,956,130)                                               117,993,563
                                                                  -------------

--------------------------------------------------------------------------------
     PURCHASED OPTIONS-- -0.04%                      CONTRACTS            VALUE
--------------------------------------------------------------------------------

Purchased Options-- -0.04%
  S&P Futures (Put) December 2004
   Strike Price $27.80                                      11          (76,450)
                                                                  -------------

Total Purchased Options
  (Cost $163,294)                                                       (76,450)
                                                                  -------------

--------------------------------------------------------------------------------
            SHORT TERM
       INVESTMENTS--44.67%                         PAR/SHARES         VALUE
--------------------------------------------------------------------------------

Commercial Paper--24.40%
  AIG FDG INC
   1.01% July 29, 2004 @#                          $ 4,000,000        3,996,858
  BISHOPS GATE RESIDENT
   1.45% July 1, 2004 @#                             4,000,000        4,000,000
  CBA DEL FIN INC
   1.195% August 16, 2004 @#                         3,500,000        3,494,656
  CITICORP YRS 1+2
   1.46% July 1, 2004 @#                             2,647,875        2,647,875
  EI Du Pont de Nemours & Co
   1.04% July 15, 2004 @#                            3,500,000        3,498,584
  General Electric Capital Corp
   1.23% July 26, 2004 @#                            4,000,000        3,996,583
  Household Finance Corp
   1.26% August 9, 2004 @#                           3,000,000        2,995,905
  International Lease Financing
   1.23% September 2, 2004 @#                        4,000,000        3,990,000
  Metlife Funding Inc
   1.04% July 14, 2004 @#                            4,000,000        3,998,498
  National City Corp
   1.025% July 26, 2004 @#                           4,000,000        3,997,153
  PACCAR Financial Corp
   1.01% July 1, 2004 @#                             3,000,000        3,000,000
  UBS Financial
   1.08% September 13, 2004 @#                       3,000,000        2,991,210
                                                                  -------------
                                                                     42,607,322
                                                                  -------------

Repurchase Agreements--3.88%
  State Street Repo, 0.35%, dated
   June 30, 2004 due July 1, 2004,
   repurchase price $6,783,066
   collateralized by $7,060,000
   U.S. Treasury Notes, 5.25%,
   due November 15, 2028, valued
   at $7,015,731 # ^^^                               6,783,000        6,783,000

Short Term Investment
Fund--1.73%
  State Street Global Advisors
  Money Market Fund ^^^
  0.905% yield as of June 30, 2004 #                 3,022,768        3,022,768
                                                                  -------------

Short Term Investment
Trust--13.32%
  Securities Lending Quality Trust
  1.28% yield as of June 30, 2004 ^^^               23,266,680       23,266,680
                                                                  -------------

U.S. Treasury--1.34%
  United States Treasury Bills
  1.25% September 16, 2004 #                       $ 2,350,000        2,343,717
                                                                  -------------

Total Short Term Investments
  (Cost $78,027,007)                                                 78,023,487
                                                                  -------------

Total Investments--112.19%
  (Cost $194,819,843)                                               195,940,600
                                                                  -------------

Other Assets & Liabilities-- -12.19%                                (21,291,277)
                                                                  -------------

Total Net Assets--100%                                            $ 174,649,323
                                                                  =============

--------------------------------------------------------------------------------

See notes to financial statements and notes to schedules of investments

Preferred Fixed Income Fund

--------------------------------------------------------------------------------
        FIXED INCOME--100.60%                          PAR+           VALUE
--------------------------------------------------------------------------------

Asset Backed--1.98%
  AQ Financial
   1.36% August 25, 2008 **##                      $ 1,124,715    $   1,125,504
  Capital Auto Receivable
   1.29% June 15, 2005 ##                              801,466          801,488
  Conseco Financial
   Securitization Corp
   6.60% February 1, 2033                              874,380          848,828
   7.27% September 1, 2032                             800,000          807,262
  Diversified REIT Trust
   0.538% March 18, 2011 ** IO                      18,018,798          332,267
  M & I Auto Loan Trust
   2.31% February 20, 2008                             780,000          775,464
  Mesa Global Issuance Co
   5.00% April 18, 2005 **IO                           836,364           25,091
  Option One Mortgage
   Securities Corp
   1.71% January 26, 2010 **##                         169,545          169,705
  Pegasus Aviation Lease Securities
   8.37% March 25, 2030 **                             400,000          252,252
  PSNH Funding LLC
   6.48% May 1, 2015                                 1,000,000        1,093,300
                                                                  -------------
                                                                      6,231,161
                                                                  -------------

Collateralized Mortgage
Obligations--7.26%
  Bayview Financial Asset Trust
   1.85% January 25, 2033 **##                       1,397,482        1,404,111
  Bear Stearns
   1.67% January 25, 2034 ##                         1,864,549        1,868,806
  CDC Mortgage Capital Trust
   1.79% March 25, 2033 ##                             820,724          825,163
  Centex Corp
   1.74% December 25, 2032 ##                          867,732          869,716
  Credit Suisse First Boston USA
   1.95% November 25, 2031 ##                        1,719,729        1,725,924
  Crusade Global
   1.724% September 18, 2034 ##                      2,051,705        2,053,942
  CS First Boston Mortgage
   Securities Corp
   1.489% September 15, 2013 **##                      113,931          113,904
  CWABS Inc
   1.44% February 25, 2022 ##                        1,048,449        1,048,425
   1.589% November 15, 2028 ##                         910,774          919,521
  Deutsche Mortgage and Asset
   Receiving Corp
   6.538% June 15, 2031                              2,270,000        2,430,729
  EMC Mortgage Loan Trust
   1.85% November 25, 2041 **                        2,121,950        2,121,950
  GMAC Commercial Mortgage
   Securities
   6.70% May 15, 2030 ##                             1,850,000        2,003,127
  GS Mortgage Securities Corp
   6.62% October 18, 2030                              700,000          757,675
  IMPAC CMB Trust
   1.76% March 25, 2033                              1,214,006        1,218,822
  Option One Mortgage
   Securities Corp
   1.58% June 26, 2010 **##                          1,096,317        1,096,990
  Provident Bank Home Equity
   Loan Trust
   1.69% January 25, 2031 ##                           441,073          441,219
  Residential Asset Securities Corp
   1.575% March 25, 2029 ##                            883,631          883,879
  Structured Asset Securities Corp
   1.80% August 25, 2032 ##                            651,020          653,238
  Wachovia Bank National Association
   1.539% March 15, 2015 **##                          398,440          398,415
                                                                  -------------
                                                                     22,835,556
                                                                  -------------

Electric--3.63%
  AES Corp
   8.75% June 15, 2008                                  39,000           40,609
   8.75% May 15, 2013 **                               449,000          480,991
   8.875% February 15, 2011 ~                           47,000           48,763
   9.375% September 15, 2010                            92,000           98,095
   9.50% June 1, 2009 ~                                 95,000          101,531
   10.00% December 12, 2005 **                          63,924           65,363
  Allied Waste North America Inc
   7.625% January 1, 2006                               22,000           23,073
   8.50% December 1, 2008                               42,000           45,938
   8.875% April 1, 2008                                158,000          173,010
  Calpine Corp
   7.75% April 15, 2009 ~                               18,000           11,430
   8.50% February 15, 2011 ~                            86,000           56,115
   8.625% August 15, 2010 ~                             20,000           13,000
   8.75% July 15, 2007 ~                               260,000          184,600
  Chesapeake Energy Corp
   9.00% August 15, 2012                                80,000           90,000
  Cleveland Electric Illumination
   5.65% December 15, 2013 **                          100,000           97,311
  Columbia/HCA Healthcare Corp
   7.25% May 20, 2008                                   40,000           42,698
  Dominion Resources Inc ~
   5.70% September 17, 2012                            650,000          661,127
  Duke Energy Co
   3.75% March 5, 2008                                 440,000          433,924
   6.25% January 15, 2012                              165,000          171,848
  El Paso Electric Co
   8.375% June 15, 2032                                685,000          654,175
  First Energy Corp
   5.50% November 15, 2006                             300,000          310,357
   6.45% November 15, 2011                             110,000          114,043
   7.375% November 15, 2031                            310,000          323,108
  General Dynamics Corp
   4.25% May 15, 2013                                1,400,000        1,304,580
  Hydro Quebec
   7.50% April 1, 2016                                 745,000          884,118
  Midamerican Energy Co
   6.75% December 30, 2031                             165,000          176,810
  Niagara Mohawk Power Corp
   7.75% October 1, 2008                             1,150,000        1,294,509

--------------------------------------------------------------------------------

                                                          www.PreferredGroup.com

58


The Preferred Group of Mutual Funds  Schedule of Investments  June 30, 2004

Preferred Fixed Income Fund continued

--------------------------------------------------------------------------------
          FIXED INCOME                                 PAR+           VALUE
--------------------------------------------------------------------------------

Electric (continued)
  Oncor Electric Delivery Co
   6.375% January 15, 2015                         $   100,000    $     105,310
  Orion Power Holdings Inc
   12.00% May 1, 2010                                  160,000          195,200
  Pacific Energy
   7.125% June 15, 2014                                 70,000           71,050
  Pacific Gas and Electric Co
   6.05% March 1, 2034                                 450,000          423,250
   1.81% April 3, 2006 ##                              300,000          300,181
  Peabody Energy Corp
   5.875% April 15, 2016                                40,000           36,400
  Plains Exploration & Production Co
   7.125% June 15, 2014 **                              90,000           91,575
  Sonat Inc
   7.625% July 15, 2011                                340,000          303,450
  Southern Natural Gas Co
   8.00% March 1, 2032                                 830,000          780,200
   8.875% March 15, 2010                               130,000          142,025
  Tennessee Valley Authority
   6.25% December 15, 2017                             490,000          525,685
  TXU Energy Co LLC
   6.375% June 15, 2006                                 60,000           63,189
   7.00% March 15, 2013                                130,000          141,564
  XTO Energy Inc.
   6.25% April 15, 2013                                260,000          270,467
   7.50% April 15, 2012                                 50,000           56,418
                                                                  -------------
                                                                     11,407,090
                                                                  -------------

Finance & Banking--6.46%
  Bank of America Corp
   7.40% January 15, 2011                              750,000          849,989
  Bank One Corp
   5.90% November 15, 2011                             825,000          857,320
  Bear Stearns Cos Inc
   1.80% June 19, 2006 ##                              200,000          200,685
  Citigroup Inc
   7.25% October 1, 2010                             1,040,000        1,171,253
   7.375% April 2, 2007                                200,000          218,807
   7.75% April 2, 2012                                 260,000          296,517
  Countrywide Home Loans Inc
   1.40% February 17, 2006 ##                          570,000          569,932
  Credit Suisse First Boston USA
   4.625% January 15, 2008                             450,000          458,383
  Export Import Bank of Korea
   5.25% February 10, 2014 **                          225,000          215,707
  First Union National Bank Inc
   7.80% August 18, 2010                               685,000          791,565
  GAZ Capital
   8.625% April 28, 2034 **                            140,000          135,625
  General Electric Capital Corp ~
   5.45% January 15, 2013 MTN                        2,450,000        2,484,065
  General Motors Acceptance Corp
   4.375 December 10, 2007                             160,000          157,740
   6.125% September 15, 2006                            60,000           62,482
   6.125% February 1, 2007                             505,000          526,965
   6.15% April 5, 2007                                 560,000          584,810
   6.875% September 15, 2011                           370,000          379,360
  General Motors Acceptance Corp
   7.25% March 2, 2011                                 375,000          393,575
  Goldman Sachs Group
   4.125% January 15, 2008                             290,000          290,878
   4.75% July 15, 2013                                  80,000           75,152
   6.60% January 15, 2012                              350,000          376,631
  Health Care REIT Inc
   8.00% September 12, 2012                             79,000           88,719
  Household Finance Corp
   6.375% October 15, 2011                             220,000          234,830
   6.375% November 27, 2012                            420,000          445,318
   6.75% May 15, 2011                                  585,000          639,289
   7.00% May 15, 2012                                   20,000           22,093
  JP Morgan Chase & Co ^^^
   4.50% November 15, 2010 ~                           240,000          233,600
   5.35% March 1, 2007                                 375,000          393,026
   5.75% January 2, 2013                               160,000          162,618
   6.625% March 15, 2012                               290,000          313,579
  Lehman Brothers Holdings Inc
   6.625% January 18, 2012                             235,000          255,172
   4.00% January 22, 2008                              350,000          349,297
  Merrill Lynch & Co Inc
   3.375% September 14, 2007                           385,000          381,140
  Morgan Stanley Group Inc
   3.625% April 1, 2008                                 10,000            9,828
   5.30% March 1, 2013                                  90,000           88,564
   5.80% April 1, 2007                                 825,000          872,384
  Seariver Maritime Financial
   Holdings
   0.01% September 1, 2012                             780,000          515,234
  SLM Corp
   2.82% April 1, 2009 ##                            1,060,000        1,039,447
  US Bancorp
   3.125% March 15, 2008                               420,000          408,518
  US Bank National Association
   6.375% August 1, 2011                               265,000          286,268
  Wells Fargo & Co ~
   1.56% June 12, 2006 ##                            1,220,000        1,221,292
   3.50% April 4, 2008                                 280,000          275,930
   6.375% August 1, 2011                               900,000          974,678
                                                                  -------------
                                                                     20,308,265
                                                                  -------------

Foreign Government--14.09%
  Brazil (Federative Republic) ~
   2.125% Callable, Sinkable,
    Floating Rate Bond,
    April 15, 2012 ##                                  715,294          598,165
   8.00% Callable, Sinkable,
    Fixed Rate Note, April 15, 2014                    750,574          684,899
   11.00% Callable, Fixed Rate Bond,
    August 17, 2040                                    430,000          405,275
   12.00% Fixed Rate Note,
    April 15, 2010                                     370,000          394,050
   14.50% Fixed Rate Note,
    October 15, 2009                                 1,270,000        1,479,550
   1.85% Sinkable, Floating Rate
    Bond, March 20, 2007 **##                        1,550,000        1,539,569

--------------------------------------------------------------------------------

See notes to financial statements and notes to schedules of investments

Preferred Fixed Income Fund continued

--------------------------------------------------------------------------------
           FIXED INCOME                                PAR+           VALUE
--------------------------------------------------------------------------------

Foreign Government (continued)
  Bulgaria (National Republic)
   8.25% Fixed Rate Bond,
    January 15, 2015 **                            $   920,000    $   1,069,500
   8.25% Fixed Rate Bond,
    January 15, 2015                                   370,000          431,420
  Canada (National Republic)
   3.50% Fixed Rate Note,
    September 17, 2007                                 875,000          870,413
  Colombia
   10.50% Fixed Rate Note,
    July 9, 2010                                       260,000          278,200
   11.75% Fixed Rate Bond,
    February 25, 2020                                  380,000          415,150
  Germany (Federal Republic)
   3.25% Fixed Rate Bond,
    April 17, 2009                                   5,000,000        6,004,810
   3.375% Fixed Rate Bond,
    January 23, 2008 ~                               1,030,000        1,027,942
   3.75% Fixed Rate Bond,
    January 4, 2009                                  4,938,000        6,077,375
   4.25% Fixed Rate Bond,
    January 4, 2014                                  2,000,000        2,429,404
   5.00% Fixed Rate Bond,
    January 4, 2012                                  2,200,000        2,842,487
   5.50% Fixed Rate Bond,
    January 4, 2031                                  5,580,000        7,387,335
  Italy (Republic of)
   2.50% Fixed Rate Bond,
    March 31, 2006 ~                                   380,000          378,599
  Mexico (United Mexican States) ~
   7.50% Fixed Rate Bond,
    April 08, 2033                                   2,334,000        2,259,312
   8.375% Fixed Rate Note,
    January 14, 2011                                   980,000        1,107,400
   11.50% Fixed Rate Bond,
    May 15, 2026                                     1,330,000        1,864,660
  Panama (Republic of)
   2.00% Fixed Rate Bond,
    July 17, 2016                                       22,909           19,472
   9.375% Fixed Rate Bond,
    July 23, 2012                                       40,000           43,700
   9.375% Fixed Rate Bond,
    January 16, 2023                                    60,000           61,200
   9.625% Fixed Rate Bond,
    February 8, 2011                                   360,000          398,700
   10.75% Fixed Rate Bond,
    May 15, 2020 ~                                     170,000          190,400
  Peru (Republic of)
   5.00% Variable Rate Bond,
    March 7, 2017 ###                                  673,400          582,491
   8.75% Fixed Rate Bond,
    November 21, 2033 ~                                250,000          219,500
   9.125% Fixed Rate Note,
    February 21, 2012                                   80,000           82,000
  Peru (Republic of)
   8.375% Fixed Rate Note,
    May 3, 2016                                         80,000           74,400
  Philippines Republic
   9.875% Fixed Rate Note,
    January 15, 2019                                   280,000          278,600
  Russian Federation
   5.00% Step-up Coupon,
    March 31, 2030 ###                               3,020,000        2,757,260
   8.25% Fixed Rate Bond,
    March 31, 2010                                      60,000           65,172
                                                                  -------------
                                                                     44,318,410
                                                                  -------------

Government Sponsored--6.44%
  Federal Home Loan Bank
   1.344% September 12, 2005                         4,660,000        4,658,588
   1.875% June 15, 2006 ~                              500,000          489,885
   2.75% May 15, 2006                                  780,000          777,297
   3.50% November 15, 2007                             790,000          785,435
   3.625% November 14, 2008                            250,000          245,959
   4.875% November 15, 2006                          1,140,000        1,181,377
   5.25% June 18, 2014 ~                               390,000          391,038
 Federal National Bank Loan
   3.375% April 15, 2009                             4,400,000        4,236,866
 Federal National Mortgage
   Association
   1.235% January 28, 2005                           4,680,000        4,679,167
   2.375% February 15, 2007                            660,000          642,440
   2.80% March 1, 2019                                 540,000          534,812
   10.35% December 10, 2015                             30,000           43,116
   3.00% April 26, 2019                              1,610,000        1,595,117
                                                                  -------------
                                                                     20,261,097
                                                                  -------------

Industrials--11.99%
  Abitibi-Consolidated Inc
   8.55% August 1, 2010                                 85,000           89,627
  Altria Group Inc
   7.00% November 4, 2013                              320,000          325,863
   7.75% January 15, 2027                              590,000          603,254
  Amerigas Partners LP
   8.875% May 20, 2011                                  80,000           85,200
  AmerisourceBergen Corp
   8.125% September 1, 2008                             72,000           77,580
  Anadarko Petroleum Corp ~
   6.75% May 1, 2011                                   335,000          368,458
  AOL Time Warner Inc
   7.70% May 1, 2032                                 1,230,000        1,343,677
  Apache Corp ~
   6.25% April 15, 2012                                440,000          478,559
  Boeing Capital Corp ~
   6.50% February 15, 2012                             535,000          576,534
  Bristol-Myers Squibb Co
   5.75% October 1, 2011                               660,000          687,712
  Canadian Pacific Railway Ltd
   7.125% October 15, 2031                             575,000          639,261

--------------------------------------------------------------------------------

                                                          www.PreferredGroup.com

60


The Preferred Group of Mutual Funds  Schedule of Investments  June 30, 2004

Preferred Fixed Income Fund continued

--------------------------------------------------------------------------------
         FIXED INCOME                                  PAR+           VALUE
--------------------------------------------------------------------------------

Industrials (continued)
  Cascades Inc
   7.25% February 15, 2013                         $   179,000    $     178,105
  ChevronTexaco Corp
   3.50% September 17, 2007                            625,000          624,282
  Conoco Inc
   6.95% April 15, 2029                                955,000        1,051,404
  ConocoPhillips
   5.90% October 15, 2032                                5,000            4,833
  CSC Holdings
   7.625% April 1, 2011                                130,000          130,325
  DaimlerChrysler Holdings
   6.50% November 15, 2013                             110,000          112,776
   7.30% January 15, 2012                              290,000          316,523
   7.75% January 18, 2011                              235,000          262,636
  Devon Energy Corp
   6.875% September 30, 2011                           450,000          489,896
   7.95% April 15, 2032                                325,000          375,403
  Dow Chemical Co ~
   6.00% October 1, 2012                               325,000          335,832
  DR Horton Inc
   8.50% April 15, 2012                                105,000          116,025
  Eastman Kodak Company
   7.25% November 15, 2013                              95,000           96,599
  EIRCOM Funding ~
   8.25% August 15, 2013                               120,000          124,800
  Entercom Communications Corp
   7.625% March 1, 2014                                130,000          134,388
  Ford Motor Company
   6.875% February 1, 2006                             100,000          104,890
   7.25% October 25, 2011                            1,170,000        1,221,820
   7.875% June 15, 2010                              1,405,000        1,528,729
  General Motors Corp
   7.125% July 15, 2013 ~                               20,000           20,541
   7.20% January 15, 2011 ~                            435,000          455,791
  Georgia-Pacific Corp
   8.125% May 15, 2011                                  20,000           22,100
   8.875% May 15, 2031                                  51,000           54,443
   9.375% February 1, 2013                              67,000           76,715
   9.50% December 1, 2011 ~                            120,000          141,000
  Grant Prideco Inc
   9.00% December 15, 2009                              81,000           88,088
  Harrah's Entertainment Inc
   7.875% December 15, 2005                            210,000          221,813
  HCA Inc
   6.30% November 1, 2012                              220,000          220,113
  HMH Properties Inc
   7.875% August 1, 2008                                43,000           44,075
  Hilton Hotels Corp
   7.625% May 15, 2008                                 127,000          136,843
  Host Marriott Corp
   9.50% January 15, 2007                               76,000           83,030
  IMC Global Inc
   10.875% June 1, 2008                                 10,000           11,625
   10.875% August 1, 2013                               50,000           59,625
   11.25% June 1, 2011                                 100,000          115,250
  International Business
   Machines Corp
   4.75% November 29, 2012                           1,230,000        1,203,294
  International Paper Company
   5.50% January 15, 2014 ~                            120,000          117,476
  Iron Mountain Inc PA
   8.625% April 1, 2013                                 85,000           90,100
  ITT Industries Inc
   6.75% November 15, 2005                              13,000           13,390
  John Deere Capital Corp
   7.00% March 15, 2012                                500,000          559,556
  Kellogg Inc
   6.60% April 1, 2011                                 695,000          762,323
  Kraft Foods Inc
   5.25% June 1, 2007                                  400,000          416,000
   5.25% October 1, 2013                               340,000          331,240
   5.625% November 1, 2011                             340,000          345,880
  Liberty Media Corporation
   3.02% September 17, 2006 ##                       1,760,000        1,792,613
   5.70% May 15, 2013 ~                                270,000          265,983
  Lockheed Martin Corp
   8.50% December 1, 2029                              175,000          219,513
  Manor Care Inc
   8.00% March 1, 2008                                 125,000          138,281
  MeadWestvaco Corp
   6.85% April 1, 2012                                 280,000          300,360
  MGM Grand Inc
   9.75% June 1, 2007                                  125,000          136,563
  MGM Mirage
   8.50% September 15, 2010                             51,000           55,080
  Millennium America Inc
   7.00% November 15, 2006                             120,000          123,300
  Mohegan Tribal Gaming Authority
   6.375% July 15, 2009                                 76,000           76,190
   8.125% January 1, 2006                               10,000           10,550
  Norfolk Southern Corp
   6.75% February 15, 2011                             145,000          158,603
  Omnicare Inc
   8.125% March 15, 2011                                59,000           63,130
  Park Place Entertainment Corp
   7.00% April 15, 2013                                  8,000            8,060
   8.125% May 15, 2011                                  89,000           94,451
  Peabody Energy Corp
   6.875% March 15, 2013                               137,000          138,713
  Pioneer Natural Resources Co
   7.50% April 15, 2012                                170,000          192,512
  Pride International Inc.
   7.375% July 15, 2014 **                             120,000          121,200
  Raytheon Co
   6.55% March 15, 2010                                165,000          179,510
  RJ Reynolds Tobacco Holdings Inc
   7.25% June 1, 2012 ~                                875,000          848,750
  Smithfield Foods Inc
   8.00% October 15, 2009                              160,000          172,400
  SPX Corp
   7.50% January 1, 2013                               170,000          174,250

--------------------------------------------------------------------------------

See notes to financial statements and notes to schedules of investments

Preferred Fixed Income Fund continued

--------------------------------------------------------------------------------
          FIXED INCOME                                 PAR+           VALUE
--------------------------------------------------------------------------------

Industrials (continued)
  Station Casinos Inc
   6.00% April 1, 2012                             $   150,000    $     145,125
  Starwood Hotels & Resorts
  Worldwide Inc
   7.375% May 1, 2007                                  119,000          125,248
  Target Corp
   5.875% March 1, 2012 ~                              645,000          681,840
  Teekay Shipping Corp
   8.875% July 15, 2011                                159,000          175,894
  Tenet Health Care Corp
   6.375% December 1, 2011 ~                           271,000          237,125
   7.375% February 1, 2013 ~                           994,000          899,570
  Terex Corp
   10.375% April 1, 2011                                29,000           32,335
  Time Warner Entertainment Co
   8.375% July 15, 2033                                 10,000           11,706
  Time Warner Inc ~
   6.875% May 1, 2012                                  100,000          108,059
  Toyota Motor Credit Corp
   2.80% January 18, 2006 MTN                          440,000          441,479
  Tricon Global Restaurants Inc
   8.50% April 15, 2006                                101,000          109,825
  Tyco International Ltd
   6.00% November 15, 2013 ~                           810,000          832,690
   6.375% February 15, 2006                            130,000          136,488
   6.375% October 15, 2011                           1,095,000        1,164,840
   6.875% January 15, 2029                           1,575,000        1,648,883
  Union Pacific Corp
   6.50% April 15, 2012                                100,000          107,684
   6.65% January 15, 2011                              130,000          141,991
  Ventas Realty Ltd
   8.75% May 1, 2009                                    80,000           86,400
   9.00% May 1, 2012                                    10,000           10,950
  Viacom Inc
   5.625% August 15, 2012                              400,000          408,454
  Vintage Petroleum Inc
   8.25% May 1, 2012                                    80,000           84,800
  Waste Management Inc
   6.375% November 15, 2012                            380,000          402,008
   7.75% May 15, 2032                                  810,000          922,225
  Western Oil Sands Inc
   8.375% May 1, 2012                                   90,000           97,650
  Westport Resources Corp
   8.25% November 1, 2011                               32,000           36,200
  Weyerhaeuser Co
   6.75% March 15, 2012                                180,000          194,931
  Williams Cos Inc
   4.42% May 1, 2009 **##                              600,000          606,000
   6.75% April 15, 2009 **                           4,410,000        4,332,825
   7.50% January 15, 2031                              195,000          176,475
                                                                  -------------
                                                                     37,705,014
                                                                  -------------

  Telecommunications--2.17%
  AT&T Wireless
   7.875% March 1, 2011                                225,000          255,929
   8.125% May 1, 2012                                   75,000           86,711
  British Telecommunication Plc
   8.375% December 15, 2010                            410,000          478,804
  Cingular Wireless LLC
   6.50% December 15, 2011 **                          220,000          234,981
  Comcast Corporation ~
   6.50% January 15, 2015                              480,000          497,496
   7.125% June 15, 2013                                185,000          202,216
  Deutsche Telekom AG
   5.25% July 22, 2013                                 320,000          311,530
  Echostar Corp
   4.36% October 1, 2008 ##                            147,000          153,064
   9.125% January 15, 2009                               3,000            3,289
  Intelsat Ltd
   6.5% November 1, 2013                               110,000           97,178
  Lamar Media Corp
   7.25% January 1, 2013                                99,000          100,733
  Nextel Communications Inc
   7.375% August 1, 2015                                80,000           80,800
  PanAmSat Corp
   6.375% January 15, 2008                              35,000           35,350
   8.50% February 1, 2012                               56,000           63,560
  Qwest Communication
   International Inc
   5.625% November 15, 2008                            550,000          537,625
   9.125% March 15, 2012 **                             50,000           54,000
  Rogers Wireless Communications Inc
   6.375% March 1, 2014                                 90,000           82,800
  Shaw Communications Inc
   7.20% December 15, 2011 ~                            61,000           63,132
   7.25% April 6, 2011 MTN                              90,000           93,395
   8.25% April 11, 2010                                  6,000            6,525
  Sprint Capital Corp
   4.78% August 17, 2006 ###                           520,000          530,063
   6.00% January 15, 2007                              750,000          785,420
   6.125% November 15, 2008                            340,000          357,380
   8.375% March 15, 2012                                20,000           22,987
  Sun Media Corp
   7.625% February 15, 2013                             50,000           51,000
  TCI Communications Inc
   7.875% February 15, 2026                            455,000          513,487
  Telecom Italia SPA ~
   5.25% November 15, 2013 **                          305,000          295,193
  Telecommunications Inc
   9.80% February 1, 2012                               30,000           37,611
  Verizon Global Funding Corp ~
   4.375% June 1, 2013 ~                                65,000           59,658
   7.375% September 1, 2012                            205,000          230,577
  Verizon New York Inc
   6.875% April 1, 2012                                465,000          498,533
                                                                  -------------
                                                                      6,821,027
                                                                  -------------

--------------------------------------------------------------------------------

                                                          www.PreferredGroup.com

62


The Preferred Group of Mutual Funds  Schedule of Investments  June 30, 2004

Preferred Fixed Income Fund continued

--------------------------------------------------------------------------------
         FIXED INCOME                                  PAR+           VALUE
--------------------------------------------------------------------------------

U.S. Government Agency Mortgage -
Backed Securities--30.18%
  Federal Home Loan Mortgage
   Corp ~
   5.00% 30 Years TBA                              $ 4,000,000    $   3,860,000
   5.50% October 1, 2017                               123,047          126,037
   7.00% May 1, 2029                                   295,178          312,633
  Federal National Mortgage
   Association ~
   4.50% 15 Years TBA                                3,000,000        2,930,625
   5.50% 15 Years TBA                                8,510,000        8,701,475
   6.00% 15 Years TBA                               12,580,000       13,098,925
   6.00% 30 Years TBA                               15,200,000       15,513,500
   6.00% March 1, 2016                                 757,235          790,147
   6.50% July 1, 2032                                  138,375          144,185
   7.00% 30 Years TBA                                2,160,000        2,277,450
  Governmental National
   Mortgage Association
   5.00% July 15, 2033                                 258,128          250,810
   5.00% August 15, 2033                               923,885          897,693
   5.00% September 15, 2033                         19,317,444       18,769,782
   6.00% July 15, 2029                                  33,733           34,668
   6.00% September 15, 2031                             72,829           74,839
   6.00% December 15, 2031                             410,428          421,572
   6.00% January 15, 2032                              127,281          130,695
   6.00% February 15, 2032                             143,153          146,992
   6.00% April 15, 2032                                 76,750           78,808
   6.00% May 15, 2032                                   81,939           84,136
   6.00% June 15, 2032                                  77,912           80,002
   6.00% September 15, 2032                             28,926           29,702
   6.00% October 15, 2032                               81,846           84,042
   6.00% November 15, 2032                           3,837,800        3,940,728
   6.00% December 15, 2032                           1,241,434        1,274,729
   6.00% January 15, 2033                              148,267          152,194
   6.00% February 15, 2033                           2,389,232        2,452,514
   6.50% May 15, 2029                                  290,829          304,584
   6.50% June 15, 2031                                 300,987          314,931
   6.50% July 15, 2031                                 252,664          264,369
   6.50% October 15, 2031                              350,881          367,136
   6.50% November 15, 2031                           1,274,444        1,333,486
   6.50% December 15, 2031                             563,694          589,809
   6.50% January 15, 2032                            2,628,564        2,749,754
   5.00% 30 Years TBA                                4,900,000        4,746,874
   5.50% 30 Years TBA                                3,500,000        3,493,437
   6.00% 30 Years TBA                                3,500,000        3,583,124
   6.50% 30 Years TBA                                  171,640          179,552
   6.50% 30 Years TBA                                  246,525          257,890
   7.50% May 15, 2030                                   31,271           33,742
   7.50% February 15, 2031                              47,682           51,389
                                                                  -------------
                                                                     94,928,960
                                                                  -------------

U.S. Treasury--16.40%
  United States Treasury Bonds
   3.875% April 15, 2029 ~                          10,883,550       13,878,224
   5.375% February 15, 2031 ~                        7,900,000        7,967,585
   8.00% November 15, 2021 ~                           510,000          668,459
  United States Treasury Notes
   1.875% July 15, 2013 ~                            5,218,728        5,155,331
   2.00% January 15, 2014 ~                          3,427,728        3,407,374
   2.25% February 15, 2007 ~                         1,620,000        1,588,423
   3.875% May 15, 2009 ~                             6,510,000        6,531,867
   4.00% June 15, 2009 ~                             8,690,000        8,764,343
   4.75% May 15, 2014 ~                                880,000          889,178
  United States Treasury Bond -
   Treasury Strips
   0.01% February 15, 2023                           7,740,000        2,727,545
                                                                  -------------
                                                                     51,578,329
                                                                  -------------

  Total Fixed Income
   (Cost $310,336,519)                                              316,394,909
                                                                  -------------

--------------------------------------------------------------------------------
          SHORT TERM
      INVESTMENTS--38.47%                           PAR+/SHARES       VALUE
--------------------------------------------------------------------------------

Repurchase Agreements--16.41%
  Goldman Sachs Repo, 1.45%,
   dated June 30, 2004, due
   July 1, 2004, repurchase price
   $51,602,078, collateralized by
   $53,305,000 Federal Home Loan
   Bank Notes, 2.50%, due June 30,
   2006, valued at $52,755,959                      51,600,000       51,600,000

Short Term Investment
Fund--0.23%
  State Street Global Advisors
  Money Market Fund ^^^
  0.905% yield as of June 30, 2004                     727,605          727,605
                                                                  -------------
Short Term Investment
Trust--21.83%
  Securities Lending Quality Trust ^^^
  1.28% yield as of June 30, 2004                   68,666,534       68,666,534
                                                                  -------------
Total Short Term Investments
  (Cost $120,994,139)                                               120,994,139
                                                                  -------------
Total Investments--139.07%
  (Cost $431,330,658)                                               437,389,048
                                                                  -------------
Other Assets & Liabilities-- -39.07%                               (122,871,753)
                                                                  -------------
Total Net Assets--100%                                            $ 314,517,295
                                                                  =============

--------------------------------------------------------------------------------

See notes to financial statements and notes to schedules of investments

Preferred Short-Term Government Securities Fund

--------------------------------------------------------------------------------
        FIXED INCOME--87.41%                           PAR            VALUE
--------------------------------------------------------------------------------

Asset Backed--0.54%
  TXU Electric Delivery Transition
   3.52% November 15, 2009                         $ 1,000,000    $     997,578

Government Sponsored--63.01%
  Federal Farm Credit Bank
   2.375% October 2, 2006                            2,000,000        1,965,950
  Federal Home Loan Banks
   3.01% December 1, 2005                            3,000,000        3,004,578
  Federal Home Loan Mortgage Corp
   2.00% February 23, 2006                           5,000,000        4,938,920
   2.25% November 28, 2005                           5,000,000        4,977,820
   2.875% September 15, 2005                        24,000,000       24,130,200
   3.05% January 19, 2007                           10,000,000        9,942,120
   4.00% September 13, 2007                          5,000,000        5,018,965
   5.375% August 16, 2006                            1,000,000        1,004,247
  Federal National Mortgage
   Association
   2.375% February 15, 2007                         16,000,000       15,574,304
   2.50% June 15, 2006                              20,000,000       19,808,700
   3.60% December 28, 2006                          20,000,000       20,101,900
   4.00% October 15, 2007                            2,000,000        2,009,988
   4.25% July 15, 2007                               2,000,000        2,036,890
                                                                  -------------
                                                                    114,514,582
                                                                  -------------

U.S. Government Agency Mortgage -
Backed Securities--10.67%
  Federal Home Loan PC Pool
   4.00% February 1, 2009                            4,639,990        4,638,178
   4.23% February 1, 2033                            3,573,884        3,589,690
  Federal National Mortgage
   Association Pool
   3.138% July 1, 2033                               5,680,137        5,671,086
   3.32% July 1, 2033                                1,848,048        1,892,798
   3.931% February 1, 2033                           3,600,787        3,596,416
                                                                  -------------
                                                                     19,388,168
                                                                  -------------

U.S. Treasury--13.19%
  United States Treasury Notes
   2.50% May 31, 2006                               20,000,000       19,932,820
   4.00% June 15, 2009                               4,000,000        4,034,220
                                                                  -------------
                                                                     23,967,040
                                                                  -------------

Total Fixed Income
  (Cost $159,448,736)                                               158,867,368
                                                                  -------------

--------------------------------------------------------------------------------
  SHORT TERM INVESTMENTS--11.97%                      PAR/SHARES        VALUE
--------------------------------------------------------------------------------

Government Sponsored--2.75%
  Federal Home Loan Banks
   1.20% July 1, 2004                              $ 5,000,000    $   5,000,000
                                                                  -------------

Repurchase Agreements--8.52%
  State Street Repo, 0.35%, dated
   June 30, 2004 due July 1, 2004,
   repurchase price $15,486,151
   collateralized by $11,930,000
   U.S. Treasury Bond, 8.125%,
   due May 15, 2021, valued at
   $16,062,419 ^^^                                  15,486,000       15,486,000

Short Term Investment
Fund--0.70%
  State Street Global Advisors
  Government Money Market Fund
  0.905% yield as of June 30, 2004 ^^^               1,265,393        1,265,393
                                                                  -------------
Total Short Term Investments
  (Cost $21,751,393)                                                 21,751,393
                                                                  -------------
Total Investments--99.38%
  (Cost $181,200,129)                                               180,618,761
                                                                  -------------
Other Assets & Liabilities--0.62%                                     1,124,405
                                                                  -------------
Total Net Assets--100%                                            $ 181,743,166
                                                                  =============

--------------------------------------------------------------------------------

                                                          www.PreferredGroup.com

64


The Preferred Group of Mutual Funds  Schedule of Investments  June 30, 2004

Preferred Money Market Fund

--------------------------------------------------------------------------------
       SHORT TERM
  INVESTMENTS--103.25%                                  PAR           VALUE
--------------------------------------------------------------------------------

Certificates of Deposit--22.14%
  ABN AMRO Bank NV Chicago
   1.11% September 7, 2004                         $ 1,000,000    $   1,000,000
  Barclays Bank Plc
   1.09% August 25, 2004                             4,000,000        4,000,015
  BNP Paribas
   1.36% September 10, 2004                          5,000,000        5,000,000
  National Australia Bank
   1.245% August 31, 2004                            5,000,000        4,999,803
  Natexis Banque Populaires
   1.305% July 1, 2009                              10,000,000        9,996,974
  Royal Bank of Scotland Plc
   2.473% July 15, 2005                              3,000,000        2,999,462
  Santander Central Hispano SA
   1.12% August 11, 2004                             7,000,000        7,000,155
  Societe Generale
   2.485% July 15, 2005                              2,000,000        1,999,385
  Toronto Dominion Bank
   New York Yankee
   1.11% September 8, 2004                           2,000,000        2,000,000
  Westdeutsche Landesbank
   1.27% October 14, 2004                            9,000,000        9,002,806
                                                                  -------------
                                                                     47,998,600
                                                                  -------------
Commercial Paper--54.36%
  Amsterdam Funding Corp
   1.24% July 22, 2004 **                            8,000,000        7,994,213
  Aquinas Funding LLC
   1.09% July 14, 2004 **                            8,000,000        7,996,851
  Atlantis One Funding Corp
   1.07% October 1, 2004 **                          2,000,000        1,994,531
  Banque Generale du Luxembourg
   1.14% October 6, 2004                             5,000,000        4,984,642
  Cantabric Finance
   1.52% September 27, 2004 **                       5,000,000        4,981,422
  CBA Finance (Delaware)
   1.09% July 20, 2004                               1,500,000        1,499,137
  Citibank Credit Card Issuance Trust
   1.50% July 1, 2004 **                             6,144,000        6,144,000
  Danske Corp
   1.07% September 17, 2004                          5,234,000        5,221,866
   1.14% October 7, 2004                             4,000,000        3,987,587
  DNB Norbank ASA
   1.09% August 23, 2004                             1,500,000        1,497,593
  Govco Inc
   1.16% August 10, 2004 **                          5,432,000        5,424,999
  Grampian Funding LLC
   1.13% July 2, 2004 **                             8,000,000        7,999,749
   1.16% October 6, 2004 **                          2,000,000        1,993,749
  HSH Nordbank AG London
   1.215% July 14, 2004 **                           7,000,000        6,996,929
  K2 USA LLC
   1.09% July 7, 2004 **                             3,000,000        2,999,453
   1.09% August 17, 2004 **                          5,000,000        4,992,885
  Nationwide Building Society
   1.09% August 20, 2004                             4,000,000        3,993,944
  NBNZ International Ltd
   1.12% July 23, 2004 **                            1,906,000        1,904,695
   1.265% September 1, 2004 **                       8,000,000        7,982,571
  Network Rail
   1.245% October 22, 2004 **                        5,000,000        4,980,460
  New Center Asset Trust
   1.45% July 3, 2004                               10,000,000       10,000,000
  RWE AG
   1.23% July 21, 2004                               1,300,000        1,299,112
  Santander Central Hispano
   Finance Delaware
   1.245% October 22, 2004                           2,000,000        1,992,184
  Silver Tower US Funding, LLC
   1.11% August 11, 2004 **                          9,000,000        8,988,623
                                                                  -------------
                                                                    117,851,195
                                                                  -------------
Floating Rate Notes--26.75%
  Bayerische Landesbank NY
   1.10% May 9, 2005 ##                              6,000,000        6,002,152
  Credit Suisse First Boston NY
   1.17% July 12, 2004 ##                            5,000,000        5,000,138
  Deutsche Bank NY
   1.06% October 8, 2004 ##                          4,000,000        4,000,000
  Federal Home Loan Bank
   1.415% September 20, 2004 ##                      2,000,000        1,999,695
  Federal National Mortgage
   Association
   1.35% September 10, 2004 ##                       9,000,000        9,000,000
   1.035% July 30, 2004 ##                           7,000,000        6,999,579
   1.0025% September 10, 2004 ##                     7,000,000        6,999,212
  GE Capital International
   Funding Inc
   1.25% July 8, 2004 ##                             3,000,000        3,000,000
  Royal Bank of Scotland Plc
   1.25% September 27, 2004 ##                       5,000,000        4,999,692
  Wells Fargo Bank
   1.15% February 14, 2005 ##                       10,000,000       10,000,000
                                                                  -------------
                                                                     58,000,468
                                                                  -------------
Total Short Term Investments
  (Cost $223,850,263)                                               223,850,263
                                                                  -------------
Total Investments--103.25%
  (Cost $223,850,263)                                               223,850,263
                                                                  -------------
Other Assets & Liabilities-- -3.25%                                  (7,042,577)
                                                                  -------------
Total Net Assets--100%                                            $ 216,807,686
                                                                  =============

--------------------------------------------------------------------------------

See notes to financial statements and notes to schedules of investments

Notes to Schedules of Investments

*     Non-income producing security.

** Pursuant to Rule 144A under the Securities Act of 1933, these securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2004, these securities amounted to $16,380,029 or 5.21% of the net assets of the Preferred Fixed Income Fund and $83,375,130 or 38.46% of the net assets of the Preferred Money Market Fund.

# All or a portion of this security is being used to collateralize futures contracts outstanding at June 30, 2004.

## Floating rate note. The interest rate shown reflects the rate currently in effect. The maturity date shown reflects the next reset date.

### Variable rate bond. The interest rate shown reflects the rate currently in effect.

@     Yields are at time of purchase.

+     Par is in U.S. dollars unless otherwise noted.

~     All or a portion of this security was out on loan at year-end.

^ Caterpillar Inc. is the parent company of Caterpillar Investment Management Ltd. (CIML), the fund's adviser.

^^ Maturity dates represent legal final maturity and not the average life assumed by expected prepayment characteristics and security structure.

^^^   Related party.

Abbreviations:

ADR   - American Depository Receipt

IO    - Interest Only securities represent the right to receive the monthly interest payments on an underlying pool of mortgages. Payments of principal on the pool reduce the value of the "interest only" holding.

MTN   - Medium Term Notes

REIT  - Real Estate Investment Trust

TBA   - To Be Announced, these securities have been purchased on a delayed delivery basis.

                                                          www.PreferredGroup.com

66


The Preferred Group of Mutual Funds  Notes to Financial Statements June 30, 2004

1. Accounting Policies

The Preferred Group of Mutual Funds ("The Preferred Group" or the "Trust") is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified series management investment company offering ten portfolios (the "funds"):

Preferred International Growth Fund

("International Growth")--seeks its objective of long-term capital appreciation by investing primarily in common stocks of non-U.S. companies that are believed to offer the potential for capital appreciation.

Preferred International Value Fund

("International Value")--seeks its objective of long-term capital appreciation by investing primarily in equity securities traded principally on markets outside the United States.

Preferred Small Cap Growth Fund

("Small Cap Growth")--seeks its objective of long-term capital appreciation through investments in companies with small equity capitalizations.

Preferred Mid Cap Growth Fund

("Mid Cap Growth")--seeks its objective of long-term capital appreciation by investing primarily in U.S. companies with medium market capitalizations believed to have strong earnings growth potential.

Preferred Large Cap Growth Fund

("Large Cap Growth")--seeks its objective of long-term capital appreciation by investing primarily in equity securities believed to offer the potential for capital appreciation, including stocks of companies experiencing or expected to experience above-average earnings growth.

Preferred Value Fund

("Value")--seeks its objective of capital appreciation by investing primarily in equity securities that are believed to be undervalued and that offer above-average potential for capital appreciation.

Preferred Asset Allocation Fund

("Asset Allocation")--seeks its objective of both capital appreciation and current income by allocating assets among stocks, bonds and high quality money market instruments.

Preferred Fixed Income Fund

("Fixed Income")--seeks its objective of maximizing total return consistent with prudent investment management and liquidity needs by investing in a diversified portfolio of debt securities.

Preferred Short-Term Government Securities Fund

("Short-Term Government")--seeks its objective of high current income, consistent with preservation of capital, primarily through investment in U.S. Government securities.

Preferred Money Market Fund

("Money Market")--seeks its objective of the maximum current income believed to be consistent with preservation of capital and maintenance of liquidity by investing in short-term, fixed-income instruments.

The Preferred Group was established in 1991 as a business trust under Massachusetts law and has an unlimited authorized number of shares of beneficial interest which may, without shareholder approval, be divided into an unlimited number of series of such shares.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the reported amounts of income and expenses during the reporting period and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates. The following significant accounting policies are consistently followed by the funds in the preparation of their financial statements.

Security Valuations Portfolio securities and other types of investments for which market quotations are readily available are valued at market value, which is determined by using the last reported sale price, or, if appropriate for the relevant primary exchange, an official closing price reported by that exchange. If no sales prices are reported, market value is generally determined based on quotes obtained from a quotation reporting system, established market makers or reputable pricing services.

Portfolio debt securities having a remaining maturity of more than 60 days are valued based on quotes obtained from reputable pricing services, which quotes reflect broker-dealer supplied market valuations and, if necessary, electronic data processing techniques. If the pricing services are unable to provide such quotes, the most recent bid quotation supplied by an established market maker is used.

Short-term portfolio debt securities having a remaining maturity of 60 days or less and money market investments held by the Money Market Fund are valued at amortized cost.

Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange.

The State Street Bank Short Term Investment Fund and State Street Bank Short Term Investment Trust are money market accounts which include investments that are valued daily based on the market quotations of the underlying assets.

Portfolio securities or other types of investments for which market quotes are not readily available are valued at fair value under procedures approved by the Trustees.

Fair valuation may also be used if unusual circumstances occur. For example, trading in foreign securities is substantially completed each day at various times prior to the close of the relevant primary exchange. The values of such securities used in determining the net asset value of a fund's shares are generally computed as of such times. Foreign currency exchange rates are also generally determined prior to the close of the relevant primary exchange. Occasionally, events affecting the value of such securities may occur between such times and the close of the relevant primary exchange which will not be reflected in the computation of the fund's net asset value. If events affecting the value of a fund's securities occur during such period, then these securities may be valued at the fair value as determined according to valuation procedures approved by the Trustees. In addition, the funds have adopted fair value pricing procedures, which, among other things, contemplate that the funds may fair value foreign equity securities if there has been a movement in the U.S. market and/or other economic factors that exceed specified thresholds. Although the thresholds may be revised from time to time and the number of days on which fair value prices will be used will depend on market activity and volatility, it is possible that fair value prices will be used by the funds frequently.

Security Transactions Security transactions are accounted for on the trade date. Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal tax purposes.

Corporate actions (including cash dividends) are recorded on the ex-date (except for certain foreign securities for which corporate actions are recorded as soon after the ex-date as the funds become aware of the corporate action), net of non-rebatable tax withholdings. Where a high level of uncertainty as to collection exists, income on securities is recorded net of all tax withholdings with any rebates recorded when received.

Federal Taxes Consistent with each fund's policy to qualify as a regulated investment company and to distribute all of its taxable income and net realized capital gains to its shareholders, no federal tax has been accrued.

On June 30, 2004, capital loss carryforwards available (to the extent provided in federal income tax regulations) to offset future realized gains were as follows:

--------------------------------------------------------------------------------
                                        Year of             Capital Loss
Fund                                   Expiration           Carryforward
--------------------------------------------------------------------------------

International Growth                       2009             $    277,772
International Growth                       2010                1,794,289
International Growth                       2011                5,644,047
Small Cap Growth                           2009                5,026,697
Small Cap Growth                           2010               23,603,256
Small Cap Growth                           2011               11,341,036
Mid Cap Growth                             2011                2,135,663
Large Cap Growth                           2010               96,928,486
Large Cap Growth                           2011              101,762,725
Large Cap Growth                           2012               16,251,315
Short-Term Government                      2012                  447,221
Money Market                               2009                    2,232
Money Market                               2010                    3,628
Money Market                               2011                    1,051

--------------------------------------------------------------------------------

To the extent the loss carryforwards are used to offset any future realized gains, it is unlikely that such gains would be distributed.

                                                          www.PreferredGroup.com

68


The Preferred Group of Mutual Funds  Notes to Financial Statements June 30, 2004

Components of Distributable Earnings As of June 30, 2004, the components of distributable earnings (excluding unrealized appreciation/depreciation) on a tax basis consist of:

--------------------------------------------------------------------------------------------------------------
                                           Undistributed    Undistributed    Undistributed
                         Capital Loss        Ordinary        Short Term        Long Term
                         Carryforward         Income            Gains            Gains            Total
--------------------------------------------------------------------------------------------------------------
International Growth     $  (7,716,108)               --               --               --    $  (7,716,108)
International Value                 --        $6,219,902       $2,592,808      $19,338,382       28,151,092
Small Cap Growth           (39,970,989)               --               --               --      (39,970,989)
Mid Cap Growth              (2,135,663)               --               --               --       (2,135,663)
Large Cap Growth          (214,942,526)               --               --               --     (214,942,526)
Value                               --           837,590        8,850,846       15,750,856       25,439,292
Asset Allocation                    --                --               --        2,966,152        2,966,152
Fixed Income                        --           913,152          761,554        3,017,944        4,692,650
Short-Term Government         (447,221)               --               --               --         (447,221)
Money Market                    (6,911)            6,911               --               --               --

--------------------------------------------------------------------------------------------------------------

Unrealized Appreciation (Depreciation) Unrealized appreciation (depreciation) for each fund at June 30, 2004, based on cost of both long-term and short-term securities for federal tax purposes were as follows:

----------------------------------------------------------------------------------------------------
                                                                 Net Unrealized          Cost for
                          Gross Unrealized   Gross Unrealized     Appreciation/        Federal Tax
                            Appreciation      (Depreciation)     (Depreciation)          Purposes
----------------------------------------------------------------------------------------------------
International Growth       $   4,744,752      $    (786,087)      $   3,958,665       $  38,734,140
International Value           77,588,380         (4,440,050)         73,148,330         552,739,365
Small Cap Growth              19,961,209         (2,310,788)         17,650,421         129,863,967
Mid Cap Growth                12,456,159         (1,222,062)         11,234,097         104,411,193
Large Cap Growth              66,680,033         (8,237,529)         58,442,504         359,340,234
Value                         36,853,178         (7,531,487)         29,321,691         312,152,889
Asset Allocation              11,475,400        (11,964,930)           (489,530)        196,430,130
Fixed Income                   8,419,298         (2,408,873)          6,010,425         431,378,623
Short-Term Government            143,494           (724,862)           (581,368)        181,200,129
Money Market                          --                 --                  --         223,850,263

----------------------------------------------------------------------------------------------------

Post-October Losses For the year ended June 30, 2004, the funds have elected to defer to the next taxable year the following losses attributable to Post-October
Losses:

------------------------------------------------
                                       Losses
------------------------------------------------

International Growth                $  765,425
International Value                    452,330
Small Cap Growth                            --
Mid Cap Growth                              --
Large Cap Growth                            --
Value                                       --
Asset Allocation                            --
Fixed Income                                --
Short-Term Government                1,223,153
Money Market                                --

------------------------------------------------

Interest Income Interest income is recorded on the accrual basis. Income earned on short-term investments is included in interest income in the Statement of Operations. Payments received in kind are recorded at the fair value of the securities received.

Distributions to Shareholders International Growth, International Value, Small Cap Growth, Mid Cap Growth, Large Cap Growth and Value declare and pay dividends at least annually. Dividends are declared and paid quarterly for Asset Allocation. Dividends are declared and recorded daily and paid monthly for Fixed Income, Short-Term Government and Money Market.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of foreign currency transactions, net operating losses, losses deferred due to wash sales and post-October losses. Permanent book and tax differences relating to shareholder distributions will result in reclassifications in the funds' capital accounts.

Expenses Expenses specific to an individual fund are charged to that fund. Common expenses are allocated to the funds based on their relative net asset values.

Foreign Currency Translation The accounting records of the funds are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at the daily exchange rates obtained from pricing services.

Net realized gains and losses on foreign denominated other assets, liabilities and currency transactions disclosed in the Statement of Operations represent net gains and losses from the disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. Further, the effects of changes in foreign currency exchange rates on securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but rather, are included with the net realized and unrealized gain or loss on investments.

Forward Contracts All funds (except Short-Term Government and Money Market) may enter into forward contracts to, among other things, purchase or sell foreign currencies at predetermined exchange rates at future dates. The market value of the contract will fluctuate with changes in currency exchange rates. All contracts are marked-to-market daily, resulting in unrealized gains and losses which become realized at the time the forward contracts are settled. Forward contracts do not eliminate fluctuations in the prices of the funds' portfolio securities. The maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened. Sales and purchases of forward contracts having the same settlement date and broker are offset and any gain (loss) is realized on the settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward contract to buy and a forward contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions. See Note 4 for all open forwards contracts as of June 30, 2004.

Certain risks may arise upon entering into forward contracts for various reasons, including the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward contracts to hedge, the fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Futures Contracts All funds (except Short-Term Government and Money Market) may enter into futures contracts. A fund may use futures contracts to, among other things, manage its exposure to the stock and fixed income markets. Buying futures tends to increase the fund's exposure to the underlying instrument. Selling futures tends to decrease the fund's exposure to the underlying instrument or hedge other fund instruments. Upon entering into such a contract, the fund is required to pledge to the broker an amount of cash or investment securities equal to the minimum "initial margin" requirements of the exchange. Pursuant to the contract, the fund agrees to receive from or pay to the broker an amount of cash based on the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin," and are recorded by the fund as unrealized gains or losses in the Statement of Assets and Liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, which is disclosed in the Statement of Operations. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin. Losses may arise for various reasons, including the changes in the value of the underlying instrument, the illiquidity of the secondary market for the contracts, or the failure of counterparties to perform under the contract terms. See Note 4 for all open futures contracts held as of June 30, 2004.

Option Contracts All funds (except Short-Term Government and Money Market) may enter into option contracts. The funds may invest in option contracts to, among other things, manage their exposure to the stock and bond markets and fluctuations in foreign currency values. Writing puts and buying calls tends to increase a fund's exposure to the underlying instrument while buying puts and writing calls tend to decrease a fund's exposure to the underlying instrument, or hedge other fund investments. The fund's risks in using these contracts include, among other things, changes in the value of the underlying instruments, non-performance of the counterparties under the contracts' terms and changes in the liquidity of the secondary market for the contracts.

When a fund writes an option, the amount of the premium received is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the funds on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing

                                                          www.PreferredGroup.com

70


The Preferred Group of Mutual Funds  Notes to Financial Statements June 30, 2004

purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase, a realized loss. When an option is exercised, the premium reduces the cost basis of the securities purchased by the fund. See Note 4 for all open written option contracts as of June 30, 2004.

Loans of Portfolio Securities Each fund (except Money Market) may lend its portfolio securities to counterparties under contracts calling for collateral equal to at least the market value of the securities loaned. Each fund would continue to benefit from interest or dividends on the securities loaned and would also receive either interest, through investment of any cash collateral by the fund in permissible investments, and/or a fee. This income is recognized in the Statements of Operations net of any related expenses. Securities lending involves risks, including the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails financially.

See the Statements of Assets & Liabilities and Schedules of Investments for values of securities on loan and the cash collateral invested in the State Street Bank Securities Lending Quality Trust. See Note 5 for description of collateral as of June 30, 2004.

Stripped Mortgage-Backed Securities (SMBS) SMBS represent a participation in, or are secured by and payable from, mortgage loans on real property, and may be structured in classes with rights to receive varying proportions of interest. SMBS include Interest-only Securities (IO's), which receive all of the interest. The market value of these securities is highly sensitive to changes in interest rates and the rate of principal payments on the underlying loans.

Real Estate Investment Trust (REITs) Because the funds may invest in Real Estate Investment Trusts (REITs), a fund may be subject to risks similar to those associated with direct ownership of real estate. In addition, REITs are subject to other risks, including those discussed below. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. Furthermore, REITs are dependent upon management skills, have limited diversification and are, therefore, subject to risks inherent in financing a limited number of projects. REITs depend generally on their ability to generate cash flow to make distributions to shareholders, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time.

The funds estimate the components of distributions received from REITs. Distributions received in excess of income are recorded as a reduction of cost of investments and/or realized gain. This has no impact on the funds' net assets, but results in a decrease to net investment income and a corresponding increase/decrease to realized gain/loss.

Delayed Delivery Transactions All funds (except Money Market) may purchase or sell securities on a forward commitment basis. Payment and delivery may take place a month or more after the date of the transaction. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The fund generally identifies securities as earmarked in its custodial records with a value at least equal to the amount of the purchase commitment.

Repurchase Agreements The funds' custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the funds. The funds may experience costs and delays in liquidating the collateral if the issuer defaults or declares bankruptcy.

Industry Concentrations While none of the funds is permitted to invest more than 25% of its assets in a particular industry (other than Money Market, which may concentrate in certain investments issued by domestic banks), each fund may, from time to time, "focus" its investments (generally considered to include investing more than 10% of its assets) in certain industries. This may subject a fund to greater risk than funds that are not so focused.

Concentration of Foreign Risk All funds (except Short-Term Government) may invest in foreign securities. There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may include foreign currency exchange rate fluctuations, adverse political and economic developments and the imposition of unfavorable foreign governmental laws or restrictions, including the possible prevention of currency exchange. The funds may be subject to foreign taxes on income and gains on investments which are accrued based upon the fund's understanding of the tax rules and regulations.

2. Fees and Compensation Paid to Affiliates

Management Fee Caterpillar Investment Management Ltd. (the "Manager"), a wholly owned subsidiary of Caterpillar Inc., provides investment advisory services for the funds. Each fund pays a monthly fee based on the average net assets of the fund at the following rates:

------------------------------------------------------------------------------
                                                         Annual Percentage of
Fund                                                      Average Net Assets
------------------------------------------------------------------------------

International Growth                                           1.05%
International Value                                            0.95%*
Small Cap Growth                                               1.00%
Mid Cap Growth                                                 1.00%
Large Cap Growth                                               0.75%
Value                                                          0.90%
Asset Allocation                                               0.70%
Fixed Income                                                   0.50%
Short-Term Government                                          0.35%
Money Market                                                   0.30%

------------------------------------------------------------------------------

* The Manager voluntarily waives a portion (0.25%) of its management fee (0.95%) for the Preferred International Value Fund effective July 1, 2002. This waiver may be terminated at any time.

To assist in carrying out its responsibilities, the Manager has retained various subadvisers to render advisory services to the funds:

--------------------------------------------------------------------------------
Fund                           Subadvisers
--------------------------------------------------------------------------------

International Growth           Marvin & Palmer Associates, Inc. ("Marvin")
International Value            Mercator Asset Management, L.P. ("Mercator")
Small Cap Growth               Turner Investment Partners, Inc. ("Turner")
Mid Cap Growth                 Turner Investment Partners, Inc. ("Turner")
Large Cap Growth               Jennison Associates LLC ("Jennison")
Value                          Lord, Abbett & Co. LLC ("Lord Abbett")+
                               and Pacific Financial Research, Inc. ("PFR")
Asset Allocation               Mellon Capital Management Corporation ("Mellon")
                               and PanAgora Asset Management, Inc. ("PanAgora")
Fixed Income                   Western Asset Management Company ("Western")++
Short-Term Government          None
Money Market                   J.P. Morgan Investment Management Inc. ("Morgan")

--------------------------------------------------------------------------------

+ Prior to April 1, 2004, MFS Institutional Advisors Inc. co-subadvised the Value fund with Pacific Financial Research, Inc.

++ Western has retained Western Asset Management Company Limited as a tertiary adviser.

The subadvisers operate under the supervision of the Manager and the Trustees. The Manager pays the fees of each of the subadvisers; the funds do not pay subadvisory fees in addition to the management fee paid to the Manager.

For the fiscal year ended June 30, 2004, brokerage commissions were paid to the following affiliates of the Trust's subadvisers by the following funds:

----------------------------------------------------------------------------------------------------------------------------------
                                       International  International  Small Cap     Mid Cap     Large Cap                 Asset
                                          Growth          Value       Growth       Growth        Growth       Value    Allocation
----------------------------------------------------------------------------------------------------------------------------------
Howard Weil Inc.                                                      $ 1,539      $   100
J.P. Morgan Securities, Inc.              $2,273        $ 68,221       27,203        7,047      $13,650      $ 5,678     $  301
J.P. Morgan Securities, Ltd.               1,333          36,468
J.P. Morgan HK Limited                       853
J.P. Morgan Securities, Singapore                          5,249
J.P. Morgan Securities, Asia/Pacific         309           3,809
Legg Mason Wood Walker Inc.                                             9,309          140          705        2,309
Prudential Equity Group
Prudential Securities Inc.                                             19,186        2,551
Wachovia Capital Markets                                                                          3,235           56
Wachovia Securities LLC                                                19,763          992                    14,841
                                          ----------------------------------------------------------------------------------------
                                          $4,768        $113,747      $77,000      $10,830      $17,590      $22,884     $   301
                                          ----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

72


The Preferred Group of Mutual Funds  Notes to Financial Statements June 30, 2004

Trustees' Fees For the fiscal year ended June 30, 2004, the Trustees who were not "interested persons" of the Preferred Group, as defined in the Investment Company Act of 1940, as amended, received an annual fee of $14,000.* In addition, effective February 19, 2004, each independent trustee also received $2,500 for each regular Board meeting attended, and $1,000 for each conference call Board meeting attended (exclusive of executive sessions). In addition, the chairperson of the Audit Committee and each independent Trustee member of the Dividend Committee and Valuation Committee receive $1,000 annually for such service.

* $6,000 which represents a proportionate share of what was in effect through January 2004 and $8,000 which represents a proportionate share of what was in effect thereafter.

3. Beneficial Interest

As of June 30, 2004, shareholders holding of record more than 5% of total shares outstanding were as follows:

---------------------------------------------------------------------------------------------------------------------------------
                                              Preferred                                             Savings        Apple
                                                Stable                  Caterpillar                   Bank      Computer Inc.
                        401(k)   Insurance    Principal      Beckwith    Investment     Empire      Employees    Savings and
                        Plan*    Reserves**   Collective     Machinery   Management     Savings    Retirement    Investment
                                                Trust         Company       Ltd.         Plan      Association      Plan
---------------------------------------------------------------------------------------------------------------------------------
International Growth    45.65%     18.57%          --          5.12%       27.86%          --           --             --
International Value     25.27%        --           --            --           --           --         6.60%          8.71%
Small Cap Growth        79.56%     13.12%          --            --           --           --           --             --
Mid Cap Growth          68.16%      9.86%          --            --        16.09%          --           --             --
Large Cap Growth        75.85%        --           --            --           --           --           --             --
Value                   77.53%        --           --            --           --           --           --             --
Asset Allocation        72.79%        --           --            --           --         5.31%          --             --
Fixed Income            38.21%        --        48.12%           --           --           --           --             --
Short-Term Government   27.23%     16.18%       47.21%           --           --           --           --             --
Money Market            75.34%        --        14.93%           --           --           --           --             --

---------------------------------------------------------------------------------------------------------------------------------

*     Caterpillar Investment Trust 401(k) Plan.

** Caterpillar Insurance Company Limited Insurance Reserves. Included in the Short-Term Government Securities Fund are holdings of 16.18% held by Caterpillar Insurance Company Limited for the benefit of Zurich-American Insurance Company.

4. Portfolio Information

Security Purchases and Sales For the fiscal year ended June 30, 2004, purchases and sales of long-term investments (investments other than short-term obligations, options and U.S. Government securities) and U.S. Government securities (short- and long-term), respectively, were as follows:

-----------------------------------------------------------------------------------
                                   Long Term                 U.S. Government
                       ------------------------------  ----------------------------
                         Purchases         Sales        Purchases       Sales
-----------------------------------------------------------------------------------
International Growth   $   53,949,903  $   41,000,312            --            --
International Value       271,435,233     107,728,891            --            --
Small Cap Growth          201,893,063     165,787,246            --            --
Mid Cap Growth            158,549,294     123,971,697            --            --
Large Cap Growth          293,853,808     328,540,856            --            --
Value                     231,582,784     243,861,111            --            --
Asset Allocation           18,944,034       6,591,448  $ 26,647,763  $ 12,191,595
Fixed Income            1,047,458,163   1,010,295,320   153,860,428   125,575,263
Short-Term Government     192,399,066     170,714,353   122,777,487   107,726,016

-----------------------------------------------------------------------------------

For the fiscal year ended June 30, 2004, Money Market had purchases and sales (including maturities and excluding repurchase agreements) of short-term obligations of:

-----------------------------------------------------------------------
                                             Other
                            -------------------------------------------
                              Purchases                     Sales
-----------------------------------------------------------------------

Money Market                $4,598,705,036              $4,573,072,880

-----------------------------------------------------------------------

Futures Contracts Futures contracts open at June 30, 2004:


-------------------------------------------------------------------------------------------------------
                                        Number of    Expiration        Underlying      Unrealized
Contracts                               Contracts       Date           Face Value    Gain (Loss), Net
-------------------------------------------------------------------------------------------------------
Asset Allocation:
Long Positions:
  EURO Future                                38       September 04      $   3,724       $   8,605
  S&P 500                                   102       September 04        142,144         230,952
  U.S. Treasury Bonds                       125       September 04         13,131         211,149
                                                                                        ---------
                                                                                        $ 450,706
Short Positions:
  U.S. Treasury Bonds                       (85)      September 04      $  (8,925)      $(134,834)
                                                                                        ---------
                                                                                        $ 315,872
                                                                                        ---------

-------------------------------------------------------------------------------------------------------

Option Contracts During the year ended June 30, 2004, the following written option activity took place:

--------------------------------------------------------------------------------
                                                     Number of        Premiums
                                                   Put Contracts      Received
--------------------------------------------------------------------------------
Asset Allocation
Balance as of June 30, 2003                               0           $       0
Written                                                  16             237,519
Closed at Cost                                           (5)            (74,225)
Expired at Cost                                           0                   0
Exercised                                                 0                   0
                                                     --------------------------
Balance as of June 30, 2004                              11           $ 163,294
                                                     --------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                    Number of         Premiums
                                                  Call Contracts      Received
--------------------------------------------------------------------------------
Large Cap Growth:
Balance as of June 30, 2003                             191           $  36,619
Written                                                   0                   0
Closed at Cost                                            0                   0
Expired at Cost                                        (191)            (36,619)
Exercised                                                 0                   0
                                                     --------------------------
Balance as of June 30, 2004                               0           $       0
                                                     --------------------------

--------------------------------------------------------------------------------

Pending Forwards The following foreign currency contracts were open at June 30, 2004.

------------------------------------------------------------------------------------------------------------
Settlement Date                  Contracts to Deliver           In Exchange For     Unrealized Gain (Loss)
------------------------------------------------------------------------------------------------------------
International Growth Fund
July 29, 2004                    CHF           600,000        USD           476,824          (2,822)
July 29, 2004                    DKK         1,520,000        USD           246,683          (2,265)
July 29, 2004                    EUR         1,950,000        USD         2,341,872         (32,025)
July 29, 2004                    GBP           590,000        USD         1,062,726          (4,175)
July 29, 2004                    NOK         1,970,000        USD           283,545            (574)
July 29, 2004                    SEK         2,160,000        USD           284,213          (2,615)
                                                                                           --------
                                                                                            (44,476)
                                                                                           --------
Fixed Income Fund
August 10, 2004                  EUR        22,420,587        USD        26,644,732        (644,772)
August 10, 2004                  USD         5,711,888        EUR         4,814,470         148,106
                                                                                           --------
                                                                                           (496,666)
                                                                                           --------

------------------------------------------------------------------------------------------------------------

CHF = Swiss Francs
EUR = Euro
NOK = Norwegian Krone
USD = United States Dollar
DKK = Denmark Kroner
GBP = British Pound
SEK = Swedish Krona

                                                          www.PreferredGroup.com

74


The Preferred Group of Mutual Funds  Notes to Financial Statements June 30, 2004

5. Collateral For Securities Lending

The funds authorized the custodian or appropriate third party institutions to receive and hold collateral for securities on loan. The collateral may be in the form of cash (U.S. or foreign currency); or securities issued or guaranteed by the United States Government or its agencies or instrumentalities, but not interest-only, principal-only or other "stripped" securities; or such other collateral as determined and agreed to in writing. Cash collateral is invested in the Securities Lending Quality Trust. Non-cash collateral represents United States Treasuries and Agencies.

Collateral for those securities that are out on loan as of June 30, 2004, is as follows:

--------------------------------------------------------------------------------
                                 Cash             Non-Cash             Total
--------------------------------------------------------------------------------
International Growth         $  2,584,719        $  126,161        $  2,710,880
International Value           105,435,929                --         105,435,929
Small Cap Growth               28,098,352                --          28,098,352
Mid Cap Growth                 16,270,582                --          16,270,582
Large Cap Growth                8,756,694                --           8,756,694
Value                          18,977,101                --          18,977,101
Asset Allocation               23,266,680         1,687,604          24,954,284
Fixed Income                   68,666,534         1,630,125          70,296,659

--------------------------------------------------------------------------------

Unaudited Information

Federal Income Tax Information

The funds have designated 100% of the distributions from net investment income as qualifying for the dividends received deduction for corporations.

For its tax year ended June 30, 2004, the funds hereby designate 100%, or the maximum amount allowable, of its net taxable income as qualified dividends taxed at individual net capital gain rates.

The Form 1099 you received in January 2004 shows the tax status of all distributions paid to your account in calendar year 2003.

The funds which declared and paid a long-term capital gain distribution in fiscal year 2004 (Value, Fixed Income and Short-Term Government Securities) hereby designate the following amounts as long-term capital gains distributions:

--------------------------------------------------------------------------------
                                                                   Long-Term
                                                                 Capital Gains
--------------------------------------------------------------------------------

Value                                                             $32,424,554
Fixed Income                                                        1,835,329
Short-Term Government Securities                                      542,259

--------------------------------------------------------------------------------

Shareholder Actions

On June 22, 2004, the Preferred Asset Allocation Fund (the "fund") solicited the consent of its majority shareholder to a new subadviser agreement between Caterpillar Investment Management Ltd. and PanAgora Asset Management, Inc.

On June 22, 2004, the Preferred Value Fund solicited the consent of its majority shareholder to the subadviser agreement between Caterpillar Investment Management Ltd. ("CIML") and Lord, Abbett & Co. LLC.

Proxy Voting Policies and Procedures

A description of the policies and procedures that a Fund uses to determine how to vote proxies relating to its portfolio securities is available, without charge and upon request, by calling 1-800-662-4769, or by visiting the Commission's website at http://www.sec.gov.

Subsequent Events

The Preferred Group announced its intention to close the Preferred International Value Fund to new investors on or before December 31, 2004. It was determined that closing the fund would be in the best interest of the current shareholders. As funds grow, it becomes increasingly difficult to put capital into play. As long as you have assets in the fund on its closing date, you may continue to add to your investment.

Report of Independent Registered
Public Accounting Firm

To the Trustees and Shareholders of
The Preferred Group of Mutual Funds

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the ten funds constituting The Preferred Group of Mutual Funds (the "Trust") at June 30, 2004, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
Boston, Massachusetts
August 13, 2004

                                                          www.PreferredGroup.com

76


The Preferred Group of Mutual Funds   Officers and Trustees  June 30, 2004

------------------------------------------------------------------------------------------------------------------------------------
                                             Term of      Number of        Other
                             Position(s)   Service and     Funds in     Directorships
                                held        Length of    Fund Complex      Held by                Principal Occupations
Name, Address & Age          with Fund     Time Served     Overseen        Trustees            During the Past Five Years
------------------------------------------------------------------------------------------------------------------------------------
DISINTERESTED TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------

Gary M. Anna, 51              Trustee       Since 1992        10              None      Vice President for Business Affairs,
1501 W. Bradley Avenue                                                                  Treasurer, Bradley University; Interim
Peoria, IL 61625                                                                        President, Bradley University, June
                                                                                        1999 to June 2000

William F. Bahl, 54           Trustee       Since 1992        10           Cincinnati   Chairman, Bahl & Gaynor, Inc. (a registered
212 E. Third Street,                                                        Financial   investment adviser); Director, The Hennegan
Suite 200                                                                  Corporation  Company, 2001 to present
Cincinnati, OH 45202

Dixie L. Mills, 56            Trustee       Since 1992        10            KANA, Inc.  Dean, College of Business, Illinois State
Illinois State University                                                               University, 1997 to present
Campus Box 5500
Normal, IL 61790-5500

------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------

Kevin E. Colgan, 52           Trustee       Since 2001        10               None     Treasurer, Caterpillar Inc. (manufacturer of
100 N.E. Adams Street                                                                   machinery and engines), 2001 to present;
Peoria, IL 61629-5330                                                                   Director, Caterpillar Investment
                                                                                        Management Ltd., 2001 to present

Kenneth J. Zika, 57           Trustee      1998 to 2001;      10               None     Corporate Controller, Caterpillar Inc.,
12202 Wake Robin Way                        Since 2003                                  2001-2002; Corporate Treasurer, Caterpillar
Dunlap, IL 61525                                                                        Inc., 1998-2001; Cost Management and
                                                                                        Business Services Manager, Caterpillar Inc.,
                                                                                        1997-1998; Director, Caterpillar Investment
                                                                                        Management Ltd., 1998 to 2001; Director,
                                                                                        Midstate College, 2001 to present

------------------------------------------------------------------------------------------------------------------------------------
OFFICERS
------------------------------------------------------------------------------------------------------------------------------------

David L. Bomberger, 49        President     Since 1999        N/A              N/A      President and Director, Caterpillar
411 Hamilton Boulevard                                                                  Investment Management Ltd.; President
Peoria, IL 61602-3106                                                                   and Director, Caterpillar Securities Inc.

Fred L. Kaufman, 56        Vice President  Vice President     N/A              N/A      Treasurer and Director, Caterpillar
411 Hamilton Boulevard       & Treasurer     since 1994;                                Investment Management Ltd.; Treasurer
Peoria, IL 61602-3106                        Treasurer                                  and Director, Caterpillar Securities Inc.
                                             since 1992

Sean X. McKessy, 37             Clerk         Since 2000      N/A              N/A      Securities Counsel, Caterpillar Inc.,
100 N.E. Adams Street                                                                   Secretary, Caterpillar Investment Management
Peoria, IL 61629-5330                                                                   Ltd. and Caterpillar Securities Inc.,
                                                                                        2000 to present; Clerk, Preferred Group of
                                                                                        Mutual Funds, 2000 to present; Staff
                                                                                        Attorney, SEC, 1997 to 2000

------------------------------------------------------------------------------------------------------------------------------------

Each Trustee shall serve during the continued lifetime of the Trust until he or she dies, resigns or is removed, or, if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his successor. The Board has adopted a retirement policy whereby a Trustee shall be deemed to have retired from his or her position as Trustee on the last day of any fiscal year of the Trust in which such Trustee turns 65 years old. This retirement policy may be revoked or waived by the Trustees at any time. The Officers shall hold office until their respective successors are chosen and qualified, or in each case until he or she sooner dies, resigns, is removed or becomes disqualified. Each officer holds office at the pleasure of the Trustees.

The Preferred Group's Statement of Additional Information includes additional information about The Preferred Group's Trustees and is available, without charge, upon request by calling 1-800-662-4769.

Officers and Trustees

      Gary M. Anna ............................ Trustee
      William F. Bahl ......................... Trustee
      Kevin E. Colgan ......................... Trustee
      Dixie L. Mills .......................... Trustee
      Kenneth J. Zika ......................... Trustee
      David L. Bomberger .................... President
      Fred L. Kaufman .................. Vice President
                                          and Treasurer
      Sean X. McKessy ........................... Clerk

Investment Adviser

      Caterpillar Investment Management Ltd.
      411 Hamilton Boulevard, Suite 1200
      Peoria, IL 61602-3106

Distributor

      Caterpillar Securities Inc.
      411 Hamilton Boulevard, Suite 1200
      Peoria, IL 61602-3106

Custodian

      State Street Bank & Trust Co.
      1776 Heritage Drive
      North Quincy, MA 02171

Transfer Agent and Investor Services

      Boston Financial Data Services, Inc.
      2000 Crown Colony Dr., 4th Floor
      North Quincy, MA 02169

Legal Counsel

      Ropes & Gray LLP
      One International Place
      Boston, MA 02110-2624

Independent Registered Public Accounting Firm

      PricewaterhouseCoopers LLP
      125 High Street
      Boston, MA 02110


                            [LOGO] PREFERRED GROUP(R)

                              THE PREFERRED GROUP
                                OF MUTUAL FUNDS

                                 1-800-662-4769

This report and the financial statements contained herein are submitted for the general information of the shareholders of The Preferred Group of Mutual Funds. The report is not intended for distribution to prospective investors unless preceded or accompanied by a current prospectus.

(C)2004 Caterpillar Securities Inc. o 0021-1012

                                                          www.PreferredGroup.com

                            [LOGO] PREFERRED GROUP(R)

                              THE PREFERRED GROUP
                                OF MUTUAL FUNDS

                                  P.O. Box 8320
                             Boston, MA 02266-8320

                             www.PreferredGroup.com

                   Distributed by Caterpillar Securities Inc.


                                                               =================
                                                                   PRESORTED
                                                                   STANDARD
                                                               U.S. POSTAGE PAID
                                                                 WHEELING, IL
                                                                PERMIT NO. 281
                                                               =================

Item 2

     The Registrant has adopted a code of ethics that applies to its Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer or Controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the "Principal Officer Code"). The Registrant undertakes to provide to any person without charge a copy of the Principal Officer Code. A request may be made by calling 1-800-662-4769.

Item 3

     The Registrant's Board of Trustees has determined that Mr. Gary M. Anna is an "audit committee financial expert" (as such term has been defined in Item 3 of Form N-CSR). Mr. Anna is "independent" (as such term has been defined in Item 3 of Form N-CSR).

Item 4

The following table presents aggregate fees billed in each of the last two fiscal years for services rendered to The Preferred Group of Mutual Funds (the "Trust") by PricewaterhouseCoopers LLP ("PwC"):


Fiscal Year Ended       Audit Fees      Audit-Related Fees      Tax Fees        All Other Fees

June 30, 2003            $296,475             $ -0-              $72,800           $4,500

June 30, 2004            $283,300             $15,400            $73,400           $ -0-


     "Audit Fees" represents fees billed for each of the last two fiscal years or professional services rendered for the audit of the Trust's annual financial statements for those fiscal years or services that are normally provided by the accountant in connection with statutory or regulatory filings or engagements for those fiscal years.

     "Audit-Related Fees" represents fees billed for each of the last two fiscal years for assurance and related services reasonably related to the performance of the audit of the Trust's annual financial statements for those years.

     "Tax Fees" represents fees billed for each of the last two fiscal years for professional services related to tax compliance, tax advice and tax planning, including preparation of federal and state income tax returns, review of excise tax distribution requirements and preparation of excise tax returns.

     "All Other Fees" represents fees, if any, billed for other products and services rendered by PwC to the Trust for the last two fiscal years.

     AGGREGATE NON-AUDIT FEES. For the fiscal years ended June 30, 2003 and June 30, 2004, PwC billed aggregate non-audit fees in the amounts of $77,300 and $88,800, respectively, to the Trust, its investment adviser, Caterpillar Investment Management Ltd. ("CIML"}, and any entity controlling, controlled by or under common control with CIML that provides ongoing services to the Trust (CIML and such entities, the "Service Affiliates").

     For periods prior to May 6, 2003, the amounts shown above under "Audit-Related Fees" and "Tax Fees" relate to permitted non-audit services that would have been subject to pre-approval if the Securities and Exchange Commission (the "Commission") rules relating to the pre-approval of non-audit services had been in effect.

     PRE-APPROVAL POLICIES OF THE AUDIT COMMITTEE. To the extent required by applicable regulations the Audit Committee pre-approves (i) all audit and permitted nonaudit services rendered by PwC to the Trust and (ii) all non-audit services rendered by the independent auditors to CIML and to certain of CIML's affiliates. The Committee may in the future implement policies and procedures by which such services are approved other than by the fall Committee; provided, however, that all audit and permitted nonaudit services approved by other than the full Committee must be subsequently ratified by the full Committee. The percentage of "Audit-Related Fees," "Tax Fees" and "Other Fees" set forth in the table above that were waived pursuant to 17 CFR 210.2-01(c)(7)(i)(C) was zero.

     PwC billed $88,800 in fees for non-audit services that required pre-approval by the Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the Trust's last two fiscal years.

     The Trust's Audit Committee has considered whether the provision of non-audit services that were rendered to the Trust's Service Affiliates that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining PwC's independence.

Item 9

     The Nominating Committee will accept recommendations for nominees to the Registrant's Board of Trustees from shareholders. Shareholders may forward recommendations the Registrant's Clerk at 411 Hamilton Boulevard, Suite 1200, Peoria, Illinois 61602, Attn: Clerk. The Nominating Committee has approved the following procedures for shareholders to submit nominees to the Registrants Board of Trustees:

            PROCEDURES FOR SHAREHOLDERS TO SUBMIT NOMINEE CANDIDATES

                           (As of February 19, 2004)

A shareholder of a series of the Trust must follow the following procedures in order to submit properly a nominee recommendation for the Nominating Commiittee's consideration.

     1. The shareholder must submit any such recommendation (a "Shareholder Recommendation") in writing to the Trust, to the attention of the Clerk, at the address of the principal executive offices of the Trust. Once each quarter, if any Shareholder Recommendations have been received by the Clerk during the quarter, the Clerk will inform the Committee of the new Shareholder Recommendations. Because the Trust does not hold annual or other regular meetings of shareholders for the purpose of electing Trustees, the Committee will accept Shareholder Recommendations on a continuous basis.

     2. All Shareholder Recommendations properly submitted to the Trust will be held by the Clerk until such time as the Committee instructs the Clerk to discard a Shareholder Recommendation following a Trustee Consideration Meeting or an Interim Evaluation (each as defined below).

     3. At a meeting where the Committee convenes to consider candidates to fill Board vacancies or newly created Board positions (a "Trustee Consideration Meeting"), the Committee will consider each Shareholder Recommendation then held by the Clerk. Following a Trustee Consideration Meeting, the Committee may instruct the Clerk to discard any or all of the Shareholder Recommendations currently held by the Clerk.

     4. The Committee may, in its discretion and at any time, convene to conduct an evaluation of validly submitted Shareholder Recommendations (each such meeting, an "Interim Evaluation") for the purpose of determining which Shareholder Recommendations will be considered at the next Trustee Consideration Meeting. Following an Interim Evaluation, the Committee may instruct the Clerk to discard any or all of the Shareholder Recommendations currently held by the Clerk.

     5. The Shareholder Recommendation must include: (i) a statement in writing setting forth (A) the name, age, date of birth, business address, residence address and nationality of the person recommended by the shareholder (the "candidate"); (B) the number of shares of each series (and class, if appropriate) of the Trust owned of record or beneficially by the candidate, as reported to such shareholder by the candidate; (C) any other information regarding the candidate called for with respect to director nominees by paragraphs (a), (d), (e) and (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule
          14A) under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), adopted by the Securities and Exchange Commission (or the corresponding provisions of any regulation or rule subsequently adopted by the Securities and Exchange Commission or any successor agency applicable to the Trust); (D) any other information regarding the candidate that would be required to be disclosed if the candidate were a nominee in a proxy statement or other filing required to be made in connection with the election of Trustees or directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and (E) whether the recommending shareholder believes that the candidate is or will be an "interested person" of the Trust (as defined in the Investment Company Act of 1940, as amended) and, if not an "interested person," information regarding the candidate that will be sufficient for the Trust to make such determination; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected; (iii) the recommending shareholder's name as it appears on the Trust's books;
          (iv) the number of shares of each series (and class, if applicable) of the Trust owned beneficially and of record by the recommending shareholder; and (v) a description of all arrangements or understandings between the recommending shareholder and the candidate and any other person or persons (including their names) pursuant to which the recommendation is being made by the recommending shareholder. In addition, the Committee may require the candidate to furnish such other information as it may reasonably require or deem necessary to determine the eligibility of such candidate to serve on the Board or to satisfy applicable law.

Item 10.  Controls and Procedures.

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures are effective to provide reasonable assurance that information required to be disclosed by the registrant in the reports that it files or submits on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) There have been no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940 (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Preferred Group of Mutual Funds

By: /s/ David L. Bomberger
--------------------------
David L. Bomberger
President
August 30, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant, and in the capacities and on the dates indicated.

By:  /s/ David L. Bomberger
---------------------------
David L. Bomberger
President (Principal Executive Officer)
August 30, 2004


By:  /s/ Fred L. Kaufman
------------------------
Fred L. Kaufman
Vice President & Treasurer (Principal Financial Officer)
August 30, 2004